                                                  Filed pursuant to Rule 497(h)
                                          Registration Statement No. 333-104915
PROSPECTUS

[LOGO] PIMCO ADVISORS
                                 $900,000,000
                            PIMCO High Income Fund
                   Auction Rate Cumulative Preferred Shares
                             7,200 Shares, Series M
                             7,200 Shares, Series T
                             7,200 Shares, Series W
                             7,200 Shares, Series TH
                             7,200 Shares, Series F
                   Liquidation Preference $25,000 per Share

                                 -------------

   PIMCO High Income Fund, or the Fund, is offering 7,200 Series M, 7,200 Series T, 7,200 Series W, 7,200 Series TH and 7,200 Series F Auction Rate Cumulative Preferred Shares (collectively, "Preferred Shares"). The Fund is a recently organized, diversified, closed-end management investment company.

   Investment Objectives. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

   Portfolio Management Strategies. The Fund is managed according to a dynamic asset allocation strategy that focuses on credit quality analysis, duration management, broad diversification among issuers, industries and sectors, and other risk management techniques. The portfolio manager attempts to identify investments that provide high current income and/or opportunities for capital appreciation through fundamental research, driven by independent credit analysis and proprietary analytical tools, and also uses a variety of techniques designed to control risk and minimize exposure to issues that the portfolio manager believes are more likely to default or otherwise depreciate in value over time. The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's Investors Service, Inc. ("Moody's"), below BBB by either Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch Ratings"), or below a comparable rating by Dominion Bond Rating Service Limited ("Dominion")) or unrated but judged by the portfolio manager to be of comparable quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Because of the risks involved in investing in junk bonds, an investment in the Fund should be considered speculative. While the Fund's relative emphasis on different credit quality segments of the
                                                         Continued on next page
                                 -------------

    Investing in Preferred Shares involves risks. You should read the discussion of the material risks of investing in the Fund in "Risks" beginning on page 32. Certain of these risks are summarized in "Special Risk Considerations," beginning on page 6.



   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                         Per Share    Total
                                         --------- ------------
                 Public Offering Price    $25,000  $900,000,000
                 Sales Load               $   250  $  9,000,000
                 Proceeds to the Fund/1/  $24,750  $891,000,000

--------
(1) Not including offering expenses payable by the Fund estimated to be $600,000.

   The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

   The Underwriters are offering the Preferred Shares subject to the condition that the Preferred Shares be rated "Aaa" by Moody's and "AAA" by Fitch Ratings as of the time of delivery of the Preferred Shares to the broker-dealers and subject to certain other conditions. The Underwriters expect to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through The Depository Trust Company, on or about June 26, 2003.

                                 -------------
Citigroup
                              Merrill Lynch & Co.
                                                            UBS Investment Bank
June 23, 2003

(continued from previous page)

below investment grade credit spectrum may vary over time, the portfolio manager believes that under current market conditions certain securities in the upper tier of the below investment grade credit spectrum offer opportunities for attractive yield relative to associated risk. Accordingly, the Fund will, under current market conditions, tend to focus on securities that are rated BB/Ba or B by one or more rating agencies or unrated but judged by the portfolio manager to be of comparable quality. The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each agency rating the security or unrated but judged by the portfolio manager to be of comparable quality.

   Portfolio Contents. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch Ratings, or below a comparable rating by Dominion) or unrated but judged by the portfolio manager to be of comparable quality. Within this area of the credit spectrum, the Fund will invest in a diversified portfolio of U.S. dollar-denominated debt obligations of varying maturities and other income-producing securities. These may include bonds, debentures, notes and similar types of debt instruments, including mortgage- and asset-backed securities. The rate of interest on an income-producing security may be fixed, floating or variable. While the Fund emphasizes below investment grade debt securities, it may also invest in investment grade debt securities, including U.S. Government securities. The Fund may make use of credit default swaps and other derivative instruments. The Fund cannot assure you that it will achieve its investment objectives.

   It is expected that the Fund normally will have an intermediate average portfolio duration (i.e., within a four-to-eight-year time frame), although it may be shorter or longer at any time or from time to time, depending on market conditions. The portfolio manager believes that this duration range offers the opportunity for above-average returns while limiting exposure to interest rate risk.

   Certain capitalized terms used in this prospectus are defined in the Glossary that appears at the end of this prospectus.

   Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Series M Preferred Shares for the initial period from and including the date of issue through July 7, 2003, will be 1.20% per year. The dividend rate on the Series T Preferred Shares for the initial period from and including the date of issue through July 8, 2003, will be 1.20% per year. The dividend rate on the Series W Preferred Shares for the initial period from and including the date of issue through July 9, 2003, will be 1.20% per year. The dividend rate on the Series TH Preferred Shares for the initial period from and including the date of issue through July 10, 2003, will be 1.20% per year. The dividend rate on the Series F Preferred Shares for the initial period from and including the date of issue through July 11, 2003, will be 1.20% per year. For each subsequent period, the auction agent will determine the dividend rate for a particular period by an auction conducted in accordance with the procedures described in this prospectus and, in further detail, in Appendix A to the Statement of Additional Information (each an "Auction").

   The Preferred Shares, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the Preferred Shares outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the Preferred Shares, and a selling shareholder that sells Preferred Shares between Auctions may receive a price per share of less than $25,000. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares--Redemption."

   The Preferred Shares will be senior in liquidation and distribution rights to the Fund's outstanding common shares. The Fund's common shares are traded on the New York Stock Exchange under the symbol "PHK." This offering is conditioned upon the Preferred Shares' receiving a rating of "Aaa" from Moody's and "AAA" from Fitch Ratings.

   You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated June 23, 2003, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 72 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (877) 819-2224 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission Web site (http://www.sec.gov).

   The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of the Preferred Shares in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

                                 -------------

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
      Summary.......................................................   1
      Financial Highlights..........................................  19
      The Fund......................................................  20
      Use of Proceeds...............................................  20
      Capitalization................................................  20
      The Fund's Investment Objectives and Strategies...............  21
      Risks.........................................................  32
      How the Fund Manages Risk.....................................  38
      Rating Agency Guidelines......................................  40
      Description of Preferred Shares...............................  41
      Management of the Fund........................................  61
      Net Asset Value...............................................  64
      Tax Matters...................................................  64
      Description of Capital Structure..............................  67
      Anti-Takeover and Other Provisions in the Declaration of Trust  68
      Repurchase of Common Shares; Conversion to Open-End Fund......  69
      Underwriting..................................................  70
      Custodian and Transfer Agents.................................  71
      Legal Matters.................................................  71
      Table of Contents for the Statement of Additional Information.  72
      Glossary......................................................  73
      Appendix A--Description of Securities Ratings................. A-1

                                 -------------

                                    SUMMARY

   This is only a summary. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information. Certain capitalized terms used in this prospectus are defined in the Glossary that appears at the end of this prospectus.

The Fund....................  PIMCO High Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. See "The Fund." The Fund's Common Shares are traded on the New York Stock Exchange under the symbol "PHK." See "Description of Capital Structure." As of June 11, 2003, the Fund had 113,906,981 Common Shares outstanding.

The Offering................  The Fund is offering an aggregate of 7,200 Series
                              M Preferred Shares, 7,200 Series T Preferred
                              Shares, 7,200 Series W Preferred Shares, 7,200 Series TH Preferred Shares and 7,200 Series F Preferred Shares, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue. The Preferred Shares are being offered through Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC (together, the "Underwriters"). See "Underwriting." It is a condition to their issuance that the Preferred Shares be issued with a credit quality rating of "Aaa" from Moody's and "AAA" from Fitch Ratings. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated under "The Fund's Investment Objectives and Policies." It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in U.S. dollar-denominated debt obligations and other investments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term securities.

                              The Preferred Shares will entitle their holders to receive cash dividends at an annual rate that may vary for successive Dividend Periods. In general, except as described under "Description of Preferred Shares--Dividends," each Dividend Period will be seven days. The Auction Agent will determine the Applicable Rate for a particular period by an Auction conducted on the Business Day immediately prior to the start of that Dividend Period.

                              The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell Preferred Shares at an auction that normally is held weekly, by submitting orders to Broker-Dealers that have entered into an agreement with the Auction Agent and the Fund or to certain other Broker-Dealers. Deutsche Bank Trust Company Americas, the Auction Agent, reviews orders from Broker-Dealers on behalf of Existing Holders that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate, and on behalf of Potential Holders that wish to buy, Preferred Shares. The Auction Agent then determines the lowest Applicable Rate that will result in all of the outstanding Preferred Shares' continuing to be held. The tables below show the dividend rate for, the beginning date of accumulation of and the number of days in the Initial Dividend Period, the first Auction Date for each series of Preferred Shares, the Initial Dividend Payment Date and the day on which each subsequent auction will generally be held for each series of Preferred Shares (unless the then current Dividend Period is a Long-Term Dividend Period, the day that normally would be the Auction Date is not a Business Day or unforeseen events preclude the holding of an Auction).

                                     Beginning Date       Days in
                                    of Accumulation       Initial
         Series    Initial Rate     at Initial Rate*       Period
         ------ ------------------- ---------------- ------------------
           M           1.20%            June 26              12
           T           1.20%            June 26              13
           W           1.20%            June 26              14
           TH          1.20%            June 26              15
           F           1.20%            June 26              18

                                    Initial Dividend
         Series First Auction Date*  Payment Date*   Subsequent Auction
         ------ ------------------- ---------------- ------------------
           M          July 7            July 8            Monday
           T          July 8            July 9            Tuesday
           W          July 9            July 10           Wednesday
           TH         July 10           July 11           Thursday
           F          July 11           July 14           Friday

                                              *All dates 2003.

                              Each Subsequent Dividend Period will normally begin on the Business Day following an Auction Date.

Investment Objectives and
  Strategies................  Investment Objectives.  The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing in a diversified portfolio of U.S. dollar-denominated debt obligations and other income-producing securities that are primarily rated below investment grade (or are unrated securities judged by the portfolio manager to be of comparable quality) as described under "--Portfolio Contents" below. The Fund cannot assure you that it will achieve its investment objectives.

                              Portfolio Management Strategies. In selecting investments for the Fund, Pacific Investment Management Company LLC ("PIMCO"), the Fund's portfolio manager, attempts to identify, through fundamental research, driven by independent credit analysis and proprietary analytical tools, debt obligations and other instruments that provide high current income and/or opportunities for capital appreciation. Investment decisions are based primarily on PIMCO's assessment of the issuer's credit characteristics and the position of the security in the issuer's capital structure in light of PIMCO's outlook for particular industries, the economy and the bond market generally. At the same time, PIMCO uses a variety of techniques, such as credit default swaps, designed to control risk and minimize the Fund's exposure to issues that PIMCO believes are more likely to default or otherwise depreciate in value over time and detract from the Fund's overall return to investors. The Fund also attempts to identify investments that may appreciate in value based on PIMCO's assessment of the issuer's credit characteristics, PIMCO's forecast for interest rates and other economic factors. Subject to the guidelines under "--Credit Quality" below, the Fund also has the flexibility to invest in debt obligations of any credit quality based on its assessment of the particular issuer.

                              Dynamic Asset Allocation Strategy. The Fund does not invest its assets according to predetermined weightings in particular issuers, industries or sectors. Instead, PIMCO attempts to identify quality investments in any industry or sector through fundamental research, driven by independent credit analysis and proprietary analytical tools.

                              Credit Quality. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch Ratings, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality. While the Fund's relative emphasis on different credit quality segments of the below investment grade credit spectrum may vary over time, PIMCO believes that under current market conditions certain securities in the upper tier of the below investment grade credit spectrum offer opportunities for attractive yield relative to associated risk. Accordingly, the Fund will, under current market conditions, tend to focus on securities that are rated BB/Ba or B by one or more rating agencies or unrated but judged by PIMCO to be of comparable quality. The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each agency rating the security or unrated but judged by PIMCO to be of comparable quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Fund may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The Fund's use of credit default swaps and certain other derivative instruments will be limited by the Fund's limitations on illiquid investments to the extent they are determined to be illiquid. See "The Fund's Investment Objectives and Strategies--Portfolio Contents and Other Information" for a description of how the Fund treats certain investments for liquidity purposes.

                              Independent Credit Analysis. PIMCO relies heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The individuals managing the Fund utilize this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO's assessment of their credit characteristics. This aspect of PIMCO's capabilities will be particularly important because of the Fund's emphasis on below investment grade debt securities.

                              Duration Management. The average portfolio duration of the Fund will normally be within an intermediate range (i.e., a four-to-eight-year time frame) based on PIMCO's forecast for interest rates, although it may be shorter or longer at any time or from time to time, depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. PIMCO believes that maintaining duration at a fairly stable level within this intermediate range offers the opportunity for above-average returns while limiting exposure to interest rate volatility and related risk. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful.

                              Diversification. Subject to the availability of suitable investment opportunities, PIMCO will attempt to diversify the Fund's investments broadly in an attempt to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence.

                              Portfolio Contents. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch Ratings, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality. Within this area of the credit spectrum, the Fund will invest in a diversified portfolio of U.S. dollar-denominated debt obligations of varying maturities and other income-producing securities. These may include bonds, debentures, notes and other similar types of debt instruments, such as asset-backed securities, as well as preferred shares, bank loans and loan participations, commercial mortgage securities, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers' acceptances, structured notes and other hybrid instruments, municipal securities, mortgage-backed securities and other types of asset-backed securities issued on a public or private basis, and real estate investment trusts. The Fund will not invest in interest-only or principal-only securities or inverse floating rate securities. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund may invest in securities of companies with small market capitalizations. The rate of interest on an income-producing security may be fixed, floating or variable. U.S. dollar-denominated debt securities may include those issued by foreign corporations or supra-national government agencies. The Fund may also invest in investment grade debt securities, including U.S. Government securities. The Fund may make use of credit default swaps and other derivative instruments. As a diversified fund, the Fund generally may not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
                              (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund will not concentrate its investments in a particular industry by investing more than 25% of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

Investment Manager..........  PIMCO Advisors Fund Management LLC (the
                              "Manager") serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager receives an annual fee, payable monthly, in an amount equal to 0.70% of the Fund's average daily net assets (including assets attributable to any Preferred Shares that may be outstanding). The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of March 31, 2003, the Manager had approximately $17.7 billion in assets under management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC (formerly PIMCO Advisory Services Holdings LLC), of which the Manager is a wholly owned subsidiary. As of March 31, 2003, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including PIMCO, had approximately $390 billion in assets under management.

                              The Manager has retained its affiliate, PIMCO, as a sub-adviser to manage the Fund's portfolio investments. See "--Portfolio Manager" below.

Portfolio Manager...........  PIMCO serves as the Fund's sub-adviser responsible for managing the Fund's portfolio investments, and is sometimes referred to herein as the "portfolio manager." Subject to the supervision of the Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

                              PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2003, PIMCO had approximately $323 billion in assets under management.

                              The Manager (and not the Fund) will pay a portion of the fees it receives to PIMCO in return for PIMCO's services.

Leverage....................  After completion of the offering of Preferred
                              Shares, the Fund anticipates its total leverage from the issuance of Preferred Shares will be approximately 35%. Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to offer preferred shares other than Series M Preferred Shares, Series T Preferred Shares, Series W Preferred Shares, Series TH Preferred Shares and Series F Preferred Shares. The Fund may also use a variety of additional strategies to add leverage to the portfolio, including the use of reverse repurchase agreements, loans of portfolio securities, credit default swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, each of which will amplify the effects of leverage in the Fund's portfolio. The Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions to the extent that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, would exceed 38% of the Fund's total assets.

                              The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to Common Shareholders over time. Use of financial leverage creates an opportunity for increased income for Common Shareholders, but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the Common Shares and of dividends), and there can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. Because the fees received by the Manager are based on the total net assets of the Fund, the fees will be higher when leverage is utilized through the issuance of Preferred Shares, giving the Manager an incentive to utilize such leverage. See "Risks--Leverage Risk."

Special Risk Considerations.  The following describes various principal risks of investing in the Fund. A more detailed description of these and other risks of investing in the Fund is included in the prospectus under the heading "Risks" and in the Statement of Additional Information under the heading "Investment Objectives and Policies."

Risks of investing in Preferred Shares include:

  Auction Risk............    You may not be able to sell your Preferred Shares
                              at an Auction if the Auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. As a result, your investment in Preferred Shares may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase Preferred Shares in an Auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed Auction.

  Ratings and Asset Coverage
   Risk...................    A Rating Agency could downgrade the Preferred
                              Shares, which could affect their liquidity and value. In addition, the Fund may be forced to redeem your Preferred Shares to meet regulatory or Rating Agency asset coverage requirements. The
                              Fund may also voluntarily redeem Preferred Shares under certain circumstances. The Fund may not redeem Preferred Shares if such a redemption would cause the Fund to fail to meet regulatory or Rating Agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements.

  Secondary Market Risk...    You could receive less than the price you paid
                              for your Preferred Shares if you sell them outside of an Auction, especially when market interest rates are rising. Although the Broker-Dealers may maintain a secondary trading market in the Preferred Shares outside of Auctions, they are not obligated to do so, and no secondary market may develop or exist at any time for the Preferred Shares.

General risks of investing in the Fund include:

  Limited Operating History   The Fund is a recently organized, diversified,
                              closed-end management investment company which has been operational for less than two months.

  Credit Risk/High Yield Risk Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences an actual or perceived decline in its financial status. The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch Ratings, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality, including debt securities that are in default or the issuers of which are in bankruptcy. Debt obligations of below investment grade quality (commonly referred to as "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. The prices of these lower grade obligations are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Because of the Fund's emphasis on below investment grade debt securities, PIMCO's capabilities in this area will be particularly important. See "The Fund's Investment Objectives and Strategies--High Yield Securities ("Junk Bonds")" and "Risks--High Yield Risk" for additional information. Because of the risks involved in investing in junk bonds, an investment in the Fund should be considered speculative.

  Interest Rate Risk......    Generally, when market interest rates fall, the
                              prices of debt obligations rise, and vice versa.
                              Interest rate risk is the risk that the debt obligations in the Fund's portfolio will decline in value because of increases in market interest rates. Because market interest rates are currently near their lowest levels in many years, there is a great risk that the Fund's portfolio will decline in value. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund will normally have an intermediate portfolio duration (i.e., a four-to -eight-year time frame), the Fund's net asset value will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. If long-term rates rise, the value of the Fund's investment may decline, reducing asset coverage on the Preferred Shares. The Fund's use of leverage, as described below, will tend to increase interest rate risk. See "Risks--Interest Rate Risk" for additional information.

  Leverage Risk...........    The Fund utilizes financial leverage for
                              investment purposes. Leverage risk includes the risk associated with the issuance of Preferred
                              Shares to leverage the Fund's Common Shares. The
                              Fund may also invest in reverse repurchase agreements, loans of portfolio securities, credit default swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, which will amplify the effects of leverage. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage requirements on the Preferred Shares would be reduced. In addition, to the extent that any forms of leverage utilized by the Fund are senior to the Preferred Shares, payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of obligations relating to such other forms of leverage.

                              Because the fees received by the Manager are based on the total net assets of the Fund, the fees will be higher when leverage is utilized through the issuance of Preferred Shares, giving the Manager an incentive to utilize such leverage.

  Issuer Risk.............    The value of income-producing securities may
                              decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

  Management Risk.........    The Fund is subject to management risk because it
                              is an actively managed portfolio. PIMCO and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

  Foreign
   (Non-U.S.) Investment Risk The Fund's investments in foreign issuers and in securities denominated in foreign currencies involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. Foreign settlement procedures also may involve additional risks.

  Emerging Markets Risk...    Foreign investment risk may be particularly high
                              to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of developing or "emerging market" countries. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

  Derivatives Risk........    The Fund may utilize a variety of derivative
                              instruments for hedging or risk management purposes or as part of its leveraging or investment strategies, such as options contracts
                              (including options on futures contracts), futures contracts, swap agreements (including credit default swaps) and short sales. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

  Counterparty Risk.......    The Fund will be subject to credit risk with
                              respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract because of financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

  Mortgage-Related Risk...    The Fund may invest in a variety of
                              mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

  Smaller Company Risk....    The general risks associated with
                              income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk.

  Reinvestment Risk.......    Income from the Fund's portfolio will decline if
                              and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio's current earnings rate.

  Inflation Risk..........    Inflation risk is the risk that the value of
                              assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the Preferred Shares and distributions can decline. However, during any periods of rising inflation, dividend payments on Preferred Shares may increase, which would tend to offset this risk.

  Liquidity Risk..........    The Fund may invest up to 15% of its total assets
                              in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). For these purposes, bank loans that are part of an issue of at least $250 million in par value will not be considered illiquid, although the Fund's investments in such bank loans, together with its investments in illiquid securities, will not exceed 20% of its total assets. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value.
                              Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Below investment grade debt securities tend to be less liquid than higher-rated securities.

  Market Disruption and
   Geopolitical Risk......    The war with Iraq, its aftermath and the
                              continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period, and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Preferred Shares.

  Anti-Takeover Provisions    The Fund's Amended and Restated Agreement and
                              Declaration of Trust dated February 18, 2003 (the
                              "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See "Anti-Takeover and Other
                              Provisions in the Declaration of Trust."

Dividends on Preferred Shares The Preferred Shares will entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for such shares. In general, except as described below, each Dividend Period for each series of Preferred Shares subsequent to the Initial Dividend Period will be seven days in length. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day next preceding the start of such Dividend Period.

                              Through their Broker-Dealers, Beneficial Owners and Potential Beneficial Owners of Preferred Shares may participate in Auctions, although, except in the case of Special Dividend Periods of longer than 28 days, Beneficial Owners desiring to continue to hold all of their Preferred Shares regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of Preferred Shares--The Auction."

                              Except as described herein, investors in Preferred Shares will not receive certificates representing ownership of their shares. Ownership of Preferred Shares will be maintained in book-entry form by the Securities Depository or its nominee for the account of the investor's Agent Member. The investor's Agent Member, in turn, will maintain records of such investor's beneficial ownership of Preferred Shares. Accordingly, references herein to an investor's investment in or purchase, sale or ownership of Preferred Shares are to purchases, sales or ownership of those shares by Beneficial Owners.

                              After the Initial Dividend Period, each
                              Subsequent Dividend Period for each series of Preferred Shares will generally consist of seven days (a "7-Day Dividend Period"); provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period for any or all series. A "Special Dividend Period" is a Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than fourteen nor more than 364 (a "Short Term Dividend Period"), or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period"). Dividends on the Preferred Shares offered hereby are cumulative from the Date of Original Issue and are payable when, as and if declared by the Board of Trustees, out of funds legally available therefor, commencing on the Initial Dividend Payment Date. In the case of Dividend Periods that are not Special Dividend Periods, dividends will be payable generally on each succeeding Tuesday for Series M Preferred Shares, on each succeeding Wednesday for Series T Preferred Shares, on each succeeding Thursday for Series W Preferred Shares, on each succeeding Friday for Series TH Preferred Shares and on each succeeding Monday for Series F Preferred Shares, subject to certain exceptions.

                              Dividends for the Preferred Shares will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of Preferred Shares--Dividends."

                              For each Subsequent Dividend Period, the cash dividend rate on each series of Preferred Shares will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction. See "Description of Preferred Shares--Dividends." The first Auction for each series of the Preferred Shares is scheduled to be held on the ending date for the Initial Dividend Period as set forth in "--The Offering" above.

                              The Amended Bylaws provide that, until the Fund gives a Request for Special Dividend Period and the related Notice of Special Dividend Period, only 7-Day Dividend Periods will be applicable to each series of Preferred Shares. While the Fund does not currently intend to give a Request for Special Dividend Period with respect to any series of

                              Preferred Shares, it may so elect in the future, subject to, and on, the conditions discussed under "Description of Preferred
                              Shares--Dividends--Notification of Dividend
                              Period."

                              A Special Dividend Period will not be effective for a series of Preferred Shares unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period. If Sufficient Clearing Bids do not exist at such Auction, the Dividend Period commencing on the Business Day succeeding such Auction will be a 7-Day Dividend Period, and the holders of the Preferred Shares outstanding immediately prior to such Auction will be required to continue to hold some or all of such shares for such Dividend Period. In addition, the Fund may not give a Notice of Special Dividend Period with respect to the Preferred Shares, or if the Fund has given a Notice of Special Dividend Period for the Preferred Shares, the Fund will be required to give a Notice of Revocation in respect thereof, if either (i) the 1940 Act Preferred Shares Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets and Fitch Eligible Assets each with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the related Auction Date for the Preferred Shares, or (ii) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date. In either of such events, the next succeeding Dividend Period will be a 7-Day Dividend Period.

Determination of Maximum
  Applicable Rates..........  Except during a Non-Payment Period, the
                              Applicable Rate for any Dividend Period for
                              Preferred Shares will not be more than the Maximum Applicable Rate applicable to such shares. The Maximum Applicable Rate for each series of Preferred Shares will depend on the credit rating assigned to such shares and on the duration of the Dividend Period. The Maximum Applicable Rate will be the Applicable Percentage of the Reference Rate. The Reference Rate is the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more). The Applicable Percentage will be determined based on the lower of the credit ratings assigned on such date to the Preferred Shares by Moody's and Fitch Ratings, such Applicable Percentage as so determined further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, as follows:

                            Fitch Ratings  Credit
  Moody's Credit Rating             Rating            Applicable Percentage
 ------------------------  ------------------------  ------------------------
       Aa3 or above              AA- or above                  150%
         A3 to A1                  A- to A+                    160%
       Baa3 to Baa1              BBB- to BBB+                  250%
        Below Baa3                Below BBB-                   275%

                              There is no minimum Applicable Rate in respect of any Dividend Period. The Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of Preferred Shares--Dividends--Non-Payment Period; Late
                              Charge," initially will be 300% of the Reference Rate.

Auction Procedures..........  Separate Auctions will be conducted for each series of Preferred Shares. Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of Preferred Shares may participate in Auctions only through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for the Preferred Shares (usually the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

                                . Hold Order--indicating its desire to hold the Preferred Shares without regard to the Applicable Rate for the next Dividend Period for such shares.

                                .  Bid--indicating its desire to hold the
                                   Preferred Shares, provided that the
                                   Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid.

                                . Sell Order--indicating its desire to sell the Preferred Shares without regard to the Applicable Rate for the next Dividend Period for such shares.

                              A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the Preferred Shares then held by such Beneficial Owner, provided that the total number of Preferred Shares covered by such Orders does not exceed the number of Preferred Shares held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional Preferred Shares in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an Auction relating to a Dividend Period of 28 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 28 days) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to the Preferred Shares then held by such Beneficial Owner is not submitted on behalf of such Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent.

                              Potential Beneficial Owners of Preferred Shares may submit Bids through their Broker-Dealers in which they offer to purchase Preferred Shares if the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

                              Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

                              A Broker-Dealer also may hold Preferred Shares for its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it, as described above. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be a customer or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.

                              If Sufficient Clearing Bids exist in an Auction for a series of Preferred Shares (that is, in general, the number of Preferred Shares subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of Preferred Shares subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders, and Potential Holders, owning all of the Preferred Shares available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period and the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, Preferred Shares subject to such Sell Orders. Thus, in certain circumstances, Existing Holders and, thus, the Beneficial Owners they represent may not have liquidity of investment. If all Existing Holders submit (or are deemed to have submitted) Hold

                              Orders in an Auction, the Dividend Period next following the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate will be 80% of the Reference Rate.

                              The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of Preferred Shares that is less than the number of Preferred Shares specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

                              A Sell Order by an Existing Holder will
                              constitute an irrevocable offer to sell the Preferred Shares subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the Preferred Shares subject thereto if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the Preferred Shares subject thereto at a price per share equal to $25,000 if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which provide for payment in same-day funds. See "Description of Preferred Shares--The Auction."

Asset Maintenance...........  Under the Amended Bylaws, the Fund must maintain
                              (i) Moody's Eligible Assets and Fitch Eligible Assets each having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and (ii) 1940 Act Preferred Shares Asset Coverage of at least 200%. See "Description of Preferred Shares--Asset Maintenance."

                              The Fund estimates that, based on the composition of its portfolio at June 11, 2003, 1940 Act Preferred Shares Asset Coverage would be approximately 286% immediately after the issuance of the Preferred Shares offered hereby in an amount representing approximately 35% of the Fund's capital (including the capital attributable to the Preferred Shares).

                              The Discount Factors and guidelines for
                              calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the Preferred Shares Basic Maintenance Amount has been satisfied have been established by Moody's and Fitch Ratings in connection with the Fund's receipt of a rating of "Aaa" and "AAA," respectively, on the Preferred Shares on their Date of Original Issue. See "Rating Agency Guidelines."

Mandatory Redemption........  If the Preferred Shares Basic Maintenance Amount
                              or the 1940 Act Preferred Shares Asset Coverage is not maintained or restored as specified herein, the Preferred Shares will be subject to mandatory redemption, out of funds legally available therefor, at the Mandatory Redemption Price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. Any such redemption will be limited to the minimum number of Preferred Shares necessary to restore the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"). See "Description of Preferred Shares--Redemption--Mandatory Redemption."

Optional Redemption.........  The Preferred Shares are redeemable at the option of the Fund, as a whole or in part, on any Dividend Payment Date (except during the Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. See "Description of Preferred
                              Shares--Redemption--Optional Redemption."

Liquidation Preference......  The liquidation preference of the Preferred
                              Shares will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of Preferred Shares--Liquidation Rights."

Rating......................  It is a condition to their issuance that the
                              Preferred Shares be issued with a credit quality rating of "Aaa" from Moody's and "AAA" from Fitch Ratings. The Fund may at some future time seek to have the Preferred Shares rated by a Substitute Rating Agency. See "Rating Agency Guidelines."

Voting Rights...............  The 1940 Act requires that the holders of
                              Preferred Shares and any other preferred shares, voting as a class, have the right to elect at least two trustees at all times and to elect a majority of the trustees at any time when two years' dividends on the Preferred Shares or any other preferred shares are unpaid. The holders of Preferred Shares and any other preferred shares will vote as a separate class (and, in certain circumstances, the holders of each series of Preferred Shares will vote as a separate class) on certain other matters as required under the Declaration and Amended Bylaws and under the 1940 Act. See "Description of Preferred Shares--Voting Rights," "Description of Capital Structure" and "Anti-Takeover and Other Provisions in the Declaration of Trust."

Federal Income Taxation.....  The distributions with respect to Preferred
                              Shares (other than distributions in redemption of Preferred Shares subject to Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code")) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders. For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided these same holding period and other requirements are met by the shareholder. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between and among its Common Shares, Series M Preferred Shares, Series T Preferred Shares, Series W Preferred Shares, Series TH Preferred Shares and Series F Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. Dividends qualifying and not qualifying for (a) treatment as qualified dividend income and (b) the dividends received deduction, if any, will similarly be allocated between and among any such classes. See "Tax Matters."

                       FINANCIAL HIGHLIGHTS (UNAUDITED)

   The financial highlights table set forth below is intended to help you understand the Fund's recent financial performance. Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on April 30, 2003 through June 1, 2003. Because the Fund is recently organized and commenced investment operations on April 30, 2003, the table covers approximately five weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                                              For the Period
                                                                           from April 30, 2003*
                                                                           through June 1, 2003
                                                                           --------------------
                                                                               (Unaudited)
Per Share Operating Performance
Net Asset Value, Beginning of Period......................................      $    14.33**
Income from Investment Operations:
   Net Investment Income..................................................            0.06
   Net Realized and Unrealized Gain on Investments........................            0.06
                                                                                ----------
       Net Increase in Net Assets from Investment Operations..............            0.12
                                                                                ----------
Common Stock Offering Expenses Charged to Paid-in-Capital in Excess of Par           (0.02)
                                                                                ----------
Net Asset Value, End of Period............................................      $    14.43
                                                                                ----------
Market Price, End of Period...............................................      $    15.01
                                                                                ----------
Total Investment Return...................................................             0.1%(1)
                                                                                ==========
Ratios/Supplemental Data:
   Net Assets, End of Period (in thousands)...............................      $1,616,164
                                                                                ==========
   Ratio of Expenses to Average Net Assets................................            0.74%(2)
                                                                                ==========
   Ratio of Net Investment Income to Average Net Assets...................            4.75%(2)
                                                                                ==========
   Portfolio Turnover.....................................................               6%
                                                                                ==========

--------
*  Date of commencement of operations.
** Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
(1) Total Investment Return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Total Investment Return does not reflect brokerage commissions. Total Investment Return for a period less than one year is not annualized.
(2) Annualized.

                                   THE FUND

   The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on February 18, 2003, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (800) 331-1710.

   The Fund commenced operations on April 30, 2003, upon the closing of an initial public offering of 105,000,000 of its Common Shares. The proceeds of such offering were approximately $1,502,550,000 after the payment of organizational and offering expenses. In connection with the initial public offering of the Fund's Common Shares, the underwriters of those shares were granted an option to purchase up to an additional 10,000,000 Common Shares to cover over-allotments. On May 19, 2003, May 30, 2003, and June 11, 2003, respectively, the underwriters purchased, at a price of $15.00 per Common Share (less an underwriting discount of $0.675 per share), an additional 5,000,000, 2,000,000, and 1,900,000 Common Shares of the Fund, pursuant to the over-allotment option.

                                USE OF PROCEEDS

   The net proceeds of the offering of Preferred Shares will be approximately $890,400,000 after payment of the estimated offering costs (not expected to exceed $600,000). The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in U.S. dollar-denominated debt obligations and other investments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term securities.

                                CAPITALIZATION

   The following table sets forth the unaudited capitalization of the Fund as of June 11, 2003, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby (including estimated offering expenses and sales load of $9,600,000).

                                                                                 As of June 11, 2003
                                                                           ------------------------------
                                                                               Actual        As Adjusted
                                                                           --------------  --------------
Auction Rate Cumulative Preferred Shares, par value $0.00001 per share (no shares issued; 36,000 shares issued, as adjusted, at $25,000 per share
  liquidation preference)................................................. $            0  $  900,000,000
                                                                           ==============  ==============
Common Shares, par value $0.00001 per share, 113,906,981 shares outstanding............................................................. $1,630,142,503  $1,620,542,503
Undistributed net investment income....................................... $    9,665,913  $    9,665,913
Net realized loss on investments.......................................... $     (668,381) $     (668,381)
Net unrealized appreciation of investments................................ $   42,994,605  $   42,994,605
                                                                           --------------  --------------
Net assets applicable to Common Shares.................................... $1,682,134,640  $1,672,534,640
                                                                           ==============  ==============

                THE FUND'S INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

   The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch Ratings, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality. Within this area of the credit spectrum, the Fund will invest in a diversified portfolio of U.S. dollar-denominated debt obligations of varying maturities and other income-producing securities described under "--Portfolio Contents and Other Information" below. The Fund cannot assure you that it will achieve its investment objectives.

Portfolio Management Strategies

   In selecting investments for the Fund, PIMCO attempts to identify, through fundamental research, driven by independent credit analysis and proprietary analytical tools, debt obligations and other instruments that provide high current income and/or opportunities for capital appreciation. Investment decisions are based primarily on PIMCO's assessment of the issuer's credit characteristics and the position of the particular security in the issuer's capital structure, in light of PIMCO's outlook for particular industries, the economy and the bond market generally. At the same time, PIMCO uses a variety of techniques, such as credit default swaps, designed to control risk and minimize the Fund's exposure to issues that PIMCO believes are more likely to default or otherwise depreciate in value over time and detract from the Fund's overall return to investors. The Fund cannot assure you that such securities will ultimately continue to pay current income or be paid in full at maturity.

   Credit Quality. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch Ratings, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality. While the Fund's relative emphasis on different credit quality segments of the below investment grade credit spectrum may vary over time, PIMCO believes that under current market conditions certain securities in the upper tier of the below investment grade credit spectrum offer opportunities for attractive yield relative to associated risk. Accordingly, the Fund will, under current market conditions, tend to focus on securities that are rated BB/Ba or B by one or more rating agencies or unrated but judged by PIMCO to be of comparable quality. The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each agency rating the security or unrated but judged by PIMCO to be of comparable quality. The Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories) if PIMCO determines that the particular obligation is undervalued or offers an attractive yield relative to its risk profile. As described under "--High Yield Securities ("Junk Bonds")" below, debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue.

   The Fund may make use of credit default swaps, although the use of credit default swaps may be limited by the Fund's limitations on illiquid investments. In using a credit default swap contract to hedge exposure to specific issuers, the Fund would pay to a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a referenced debt obligation of such an issuer, such as a U.S. or foreign issuer, has occurred, and in return, upon any event of default on such debt obligation, the Fund would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such debt obligation.

   Independent Credit Analysis. PIMCO relies heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research. PIMCO has a devoted team of professionals that conducts fundamental credit research and analyses of individual issuers, industries and sectors and uses proprietary analytical tools (such as computer databases and Web-based applications) to assess and monitor credit risk. The individuals managing the Fund utilize this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO's assessment of their credit characteristics. This aspect of PIMCO's capabilities will be particularly important because of the Fund's emphasis on below investment grade securities.

   Duration Management. The average portfolio duration of the Fund will normally be within an intermediate range (i.e., a four- to-eight-year time frame) based on PIMCO's forecast for interest rates, although it may be shorter or longer at any time or from time to time depending on market conditions. PIMCO believes that maintaining duration at a fairly stable level within this intermediate range offers the opportunity for above-average returns while limiting exposure to interest rate volatility and related risk.

   Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates were to rise 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates were to fall 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents and Other Information

   Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch Ratings, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality. Within this area of the credit spectrum, the Fund will invest in a diversified portfolio of U.S. dollar-denominated debt obligations of varying maturities and other income-producing securities. These may include bonds, debentures, notes and other similar types of debt instruments, such as asset-backed securities, as well as preferred shares, bank loans and loan participations, commercial mortgage securities, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers' acceptances, structured notes and other hybrid instruments, municipal securities, mortgage-backed securities and other types of asset-backed securities issued on a public or private basis, and real estate investment trusts. The Fund will not invest in interest-only or principal-only securities or inverse floating rate securities. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund may invest in securities of companies with small market capitalizations. The rate of interest on an income-producing security may be fixed, floating or variable. U.S. dollar-denominated debt securities may include those issued by foreign corporations or supra-national government agencies. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

   The Fund may also invest in investment grade debt securities, including U.S. Government securities. The Fund may invest up to 15% of its total assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest without limit in U.S. dollar-denominated securities of issuers located in developed countries, and may invest up to 7.5% of its total assets in securities (regardless of the currency in which such securities are denominated) of issuers located in "emerging market" countries. The Fund also may utilize a variety of derivative instruments for hedging, investment and risk management purposes, such as options contracts (including options on futures contracts), futures contracts, swap agreements (including credit default swaps) and short sales, and may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sales contracts. The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). For these purposes, bank loans that are part of an issue of at least $250 million in par value will not be considered illiquid, although the Fund's investments in such bank loans, together with its investments in illiquid securities, will not exceed 20% of its total assets. Given the current structure of the markets for Rule 144A securities, the Fund expects to treat these securities as illiquid, although they may be deemed liquid by PIMCO. Although structured notes are not necessarily illiquid, the Manager believes that currently most structured notes are illiquid. The Manager currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's limitations on illiquid investments.

   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and any Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Description of Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

   In addition to the issuance of Preferred Shares, the Fund may use a variety of additional strategies to add leverage to the portfolio. These include the use of reverse repurchase agreements, loans of portfolio securities, credit default swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions. The Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions to the extent that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, would exceed 38% of the Fund's total assets. The Fund's use of these transactions may also be limited by the Fund's limitations on illiquid investments to the extent they are determined to be illiquid.
See "--Derivatives."

   Upon PIMCO's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its investment objectives and policies and invest some or all of its total assets in investment grade debt securities, including high quality, short-term debt securities. The Fund may not achieve its investment objectives when it does so.

   The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under "Investment Objectives and Policies" in the Statement of Additional Information. The ability of the Fund to use some of the strategies discussed below and in the Statement of Additional Information, such as derivatives, is limited by the Rating Agency guidelines. See "Rating Agency Guidelines."

High Yield Securities ("Junk Bonds")

   As noted above, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch Ratings, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality. These securities are sometimes referred to as "high yield" securities or "junk bonds." Investing in high yield securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

   The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to economic conditions. Certain "emerging market" governments that issue high yield securities are among the largest debtors to commercial banks, foreign governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

   Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody's, S&P and Fitch Ratings. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings, and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described above under "--Portfolio Management Strategies--Independent Credit Analysis," PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. Moody's, Fitch Ratings, S&P and Dominion monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

   The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund's success in achieving its investment objectives may depend more heavily on PIMCO's credit analysis than if the Fund invested primarily in higher-quality and rated securities.

Corporate Bonds

   The Fund expects to invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

Credit Default Swaps

   The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Manager currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's limitations on illiquid investments.

Commercial Paper

   Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Preferred Stocks

   Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.

Convertible Securities and Synthetic Convertible Securities

   The Fund may invest in convertible securities, which are debt securities that may be converted at either a stated price or a stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. PIMCO will generally evaluate these instruments based primarily on their debt characteristics. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

   Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

   Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Bank Obligations

   The Fund may invest in certain bank obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Loan Participations and Assignments

   The Fund may invest in fixed- and floating-rate loans issued by banks and other corporations, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

   Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, "step up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Foreign (Non-U.S.) Investments and Currencies

   The Fund may invest some or all of its assets in U.S. dollar-denominated debt obligations of foreign issuers and of supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. The Fund also may invest up to 15% of its total assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest up to 7.5% of its total assets in securities (regardless of the currency in which such securities are denominated) of issuers located in "emerging market" countries. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See "Risks--Foreign (Non-U.S.) Investment Risk."

   The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

   The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities, including debt of developing or "emerging market" issuers. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

   Foreign Currencies and Related Transactions. The Fund's investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. The Fund may engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk, to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another. For instance, the Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. The Fund normally will seek to hedge at least 75% of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable hedging transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

   Please see "Investment Objectives and Policies--Foreign (Non-U.S.) Securities," "Investment Objectives and Policies--Foreign Currency Transactions" and "Investment Objectives and Policies--Foreign Currency Exchange-Related Securities" in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

Derivatives

   The Fund may, but is not required to, use a variety of derivative instruments for hedging or risk management purposes or as part of its investment strategies. The Fund may invest in derivatives without limit for hedging purposes, and may invest up to 25% (10% within 90 days of the date of the prospectus for the Common Shares, which was April 24, 2003) of its total assets in derivatives for non-hedging purposes. For these purposes, "hedging purposes" include the use of a derivative instrument to cause the Fund to more closely resemble the Merrill Lynch U.S. High Yield BB-B Rated Index with respect to credit quality, average portfolio duration, and/or average portfolio yield-to-maturity. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts and swap agreements. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks--Derivatives Risk." Certain types of derivative instruments that the Fund may utilize with some frequency are described elsewhere in this section, including those described under "--Certain Interest Rate Transactions," "--Structured Notes and Related Instruments" and "--Credit Default Swaps." Please see "Investment Objectives and Policies--Derivative Instruments" in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund.

Commercial and Other Mortgage-Related and Asset-Backed Securities

   Mortgage-related securities are debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property or from refinancing or foreclosure, net of fees or costs that may be incurred.

   The Fund may invest significantly in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

   Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), mortgage dollar rolls and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

   The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates ("EETCs") and collateralized debt obligations ("CDOs"). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than bonds. CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust typically backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. While the trusts that issue CDOs may themselves be leveraged and may invest in credits that are lower than what the Fund can invest in directly, the Fund will generally purchase only senior CDOs, will not purchase residual CDOs and will only purchase CDOs that meet the Fund's credit policies.

   Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The issuers of certain asset-backed securities bear various expenses, including, without limitation, servicing and advisory fees.

   Please see "Investment Objectives and Policies--Mortgage-Related and Other Asset-Backed Securities" in the Statement of Additional Information and "Risks--Mortgage-Related Risk" in this prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Variable and Floating Rate Securities

   Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

Delayed Funding Loans and Revolving Credit Facilities

   The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Certain Interest Rate Transactions

   In order to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty's paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Preferred Shares. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. The Fund may choose or be required to redeem some or all of the Preferred Shares. This redemption would likely result in the Fund's seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. Any termination of a cap could result in a termination payment to the Fund.

Structured Notes and Related Instruments

   The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

   PIMCO may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Manager believes that currently most structured instruments are illiquid. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by PIMCO, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if PIMCO uses structured instruments to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

Reverse Repurchase Agreements

   The Fund may utilize reverse repurchase agreements in order to add leverage to the portfolio. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

   Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund's limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Repurchase Agreements

   The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

U.S. Government Securities

   The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

Municipal Bonds

   Municipal bonds are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Like other debt obligations, municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. The types of municipal bonds in which the Fund may invest include municipal lease obligations. The Fund also may invest in securities issued by entities whose underlying assets are municipal bonds.

When Issued, Delayed Delivery and Forward Commitment Transactions

   The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Short Sales

   A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund's custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called "naked" short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund's losses could theoretically be unlimited, provided that the Fund will not engage in such naked short sales in excess of 5% of the Fund's total assets and that the Fund will not engage in any such naked short sales within 90 days from the date of the prospectus for the Common Shares, which was April 24, 2003.

   Please see "Investment Objectives and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

                                     RISKS

   Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before purchasing Preferred Shares, you should consider carefully the following risks that you assume when you invest in the Fund.

  Risks of Investing in Preferred Shares

Auction Risk

   You may not be able to sell your Preferred Shares at an Auction if the Auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. If Sufficient Clearing Bids do not exist in an Auction, the Applicable Rate will be the Maximum Applicable Rate, and in such event, owners of Preferred Shares wishing to sell will not be able to sell all, and may not be able to sell any, of such shares in the Auction. As a result, your investment in Preferred Shares may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase Preferred Shares in an Auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed Auction. Also, if you place bid orders (orders to retain Preferred Shares) at an Auction only at a specified rate, and that bid rate exceeds the Applicable Rate set at the Auction, you will not retain your Preferred Shares. Finally, if you elect to retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the Auction sets a below-market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. See "Description of Preferred Shares--The Auction" and "Description of Preferred Shares--Auction Procedures."

Ratings and Asset Coverage Risk

   While Moody's is expected to assign a rating of "Aaa" to the Preferred Shares and Fitch Ratings is expected to assign a rating of "AAA" to the Preferred Shares, the ratings will not eliminate or necessarily mitigate the risks of investing in the Preferred Shares. A Rating Agency could downgrade the Preferred Shares, which may make your shares less liquid at an Auction or in the secondary market. In addition, the Fund may be forced to redeem your Preferred Shares to meet regulatory or Rating Agency requirements. The Fund may also voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares--Redemption." The Fund may not redeem Preferred Shares if such a redemption would cause the Fund to fail to meet regulatory or Rating Agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements. A material decline in the Fund's net asset value may impair the Fund's ability to maintain its required levels of asset coverage on the Preferred Shares, or, in an extreme case, to pay dividends on Preferred Shares. In addition, as a condition to its receipt of "Aaa" and "AAA" ratings on the Preferred Shares, the Fund has agreed to certain investment limitations, which may restrict the Fund from making investments that PIMCO believes would benefit the Fund. See "Rating Agency Guidelines" for descriptions of the significance and limitations of the ratings on the Preferred Shares and of the asset maintenance and other tests the Fund must meet.

Secondary Market Risk

   The Broker-Dealers may maintain a secondary trading market in the Preferred Shares outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers, and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The Preferred Shares will not be registered on any stock exchange or on any automated quotation system. If you try to sell your Preferred Shares between Auctions, you may not be able to sell any or all of your shares, or you may receive a purchase price of less than $25,000 per share. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the Preferred Shares.

  General Risks of Investing in the Fund

Limited Operating History

   The Fund is a recently organized, diversified, closed-end management investment company which has been operational for less than two months.

High Yield Risk

   In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch Ratings or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality, including debt securities that are in default or the issuers of which are in bankruptcy. Debt securities rated below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The prices of these lower grade bonds are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities, meaning these securities are subject to greater liquidity risk than investment grade securities. Bonds in the lowest investment grade category also may be considered by certain rating agencies to possess some speculative characteristics. Because of the Fund's emphasis on below investment grade debt obligations, PIMCO's capabilities in this area will be particularly important.

   High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. PIMCO seeks to reduce these risks through diversification, credit analyses and attention to current developments and trends in both the economy and financial markets.

   The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Credit Risk

   The Fund could lose money if the issuer of a debt obligation, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Interest Rate Risk

   Interest rate risk is the risk that debt obligations (and the Fund's total assets) will decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the Fund's net asset value will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's holdings. Because market interest rates are currently near their lowest levels in many years, there is a great risk that the Fund's portfolio will decline in value. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund will normally have an intermediate portfolio duration (i.e., a four- to -eight-year time frame), the Fund's net asset value will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. The Fund may utilize certain strategies, including investments in structured notes and interest rate swaps and caps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. The Fund's use of leverage, as described below, will tend to increase interest rate risk. If long-term rates rise, the value of the Fund's investment portfolio may decline, reducing asset coverage on the Preferred Shares. See "How the Fund Manages Risk--Hedging and Related Strategies."

Leverage Risk

   The Fund utilizes leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of the Preferred Shares or the use of reverse repurchase agreements, loans of portfolio securities, credit default swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, in order to leverage the Common Shares. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the Preferred Shares would be reduced. Because the longer-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term interest rates rise. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "Aaa" and "AAA" ratings on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. In addition, to the extent that any forms of leverage utilized by the Fund are senior to the Preferred Shares, payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of obligations relating to such other forms of leverage.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the circumstance where the Fund had not reduced leverage. The

Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   Because the fees received by the Manager are based on the total net assets of the Fund, the fees will be higher when leverage is utilized through the issuance of Preferred Shares, giving the Manager and PIMCO an incentive to utilize such leverage.

Issuer Risk

   The value of income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Management Risk

   The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Foreign (Non-U.S.) Investment Risk

   The Fund may invest some or all of its assets in U.S. dollar-denominated debt obligations of foreign issuers or supra-national government agencies. The Fund also may invest up to 15% of its total assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest up to 7.5% of its total assets in securities (regardless of the currency in which such securities are denominated) of issuers located in "emerging market" countries. The Fund's investments in foreign issuers and in securities denominated in foreign currencies involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.

   The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. The values of foreign investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment, the Fund could be required to liquidate portfolio securities to make such distributions.

Emerging Markets Risk

   The Fund may invest up to 7.5% of its total assets in securities (regardless of the currency in which such securities are denominated) of issuers located in "emerging market" countries. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Derivatives Risk

   The Fund may use a variety of derivative instruments for hedging or risk management purposes or as part of its leveraging or investment strategies. The Fund may invest in derivatives without limit for hedging purposes, and may invest up to 25% (10% within 90 days of the date of the prospectus for the Common Shares, which was April 24, 2003) of its total assets in derivatives for non-hedging purposes. For these purposes, "hedging purposes" include the use of a derivative instrument to cause the Fund to more closely resemble the Merrill Lynch U.S. High Yield BB-B Rated Index with respect to credit quality, average portfolio duration, and/or average portfolio yield-to-maturity. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, for hedging or risk management purposes or as part of its investment strategies, such as options contracts (including options on futures contracts), futures contracts, swap agreements (including credit default swaps) and short sales. The Fund may use derivatives as a substitute for taking a position in an underlying debt instrument or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more Rating Agencies. The use of derivatives also may increase the amount of taxes payable by shareholders. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Counterparty Risk

   The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract because of financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Mortgage-Related Risk

   The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Smaller Company Risk

   Although under current market conditions the Fund does not at present intend to invest a significant portion of its assets in smaller companies, as market conditions change over time, the Fund may invest more of its assets in such companies. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than those of other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Reinvestment Risk

   Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio's current earnings rate.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the Preferred Shares and distributions can decline. However, during any periods of rising inflation, dividend payments on Preferred Shares may increase, which would tend to offset this risk.

Liquidity Risk

   The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). For these purposes, bank loans that are part of an issue of at least $250 million in par value will not be considered illiquid, although the Fund's investments in such bank loans, together with its investments in illiquid securities, will not exceed 20% of its total assets. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when PIMCO believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may also be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes. In addition, below investment grade debt securities tend to be less liquid than higher-rated securities.

Market Disruption and Geopolitical Risk

   The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period, and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Preferred Shares.

Anti-Takeover Provisions

   The Declaration and Amended Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, convert the Fund to open-end status or change the composition of the Board of Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

Certain Affiliations

   Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or PIMCO because of their possible affiliations with Allianz AG, the ultimate parent of the Manager and PIMCO. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the offering of the Preferred Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any preferred shares (including the Preferred Shares) voting together as a single class, and the approval of the holders of a majority of any preferred shares (including the Preferred Shares) voting as a separate class. The Fund may not:

  . Concentrate its investments in a particular "industry," as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

  . With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

   The Fund would be deemed to "concentrate" its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

   The Fund is subject to guidelines which are more limiting than the investment restrictions set forth above and to other restrictions set forth in the Statement of Additional Information in order to obtain and maintain ratings on the Preferred Shares of "Aaa" from Moody's and "AAA" from Fitch Ratings, and may become subject to additional guidelines in the future. See "Rating Agency Guidelines." The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund's ability to achieve its investment objectives. See "Rating Agency Guidelines," "Investment Objectives and Policies" and "Investment Restrictions" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental investment policies of the Fund.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

   The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies) or may extend the maturity of outstanding preferred shares (including the Preferred Shares). The Fund also may attempt to reduce leverage by redeeming or otherwise purchasing Preferred Shares (subject to any restrictions discussed under "Description of Preferred Shares--Redemption") or by reducing any holdings in other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

   If market conditions suggest that additional leverage would be beneficial, the Fund may issue additional preferred shares or sell Preferred Shares that the Fund issues but later repurchases, or utilize other forms of leverage, such as credit default swaps and other derivative instruments. In addition, the Fund's use of credit default swaps and certain other derivative instruments may be limited by the Fund's limitations on illiquid investments to the extent they are determined to be illiquid. See "The Fund's Investment Objectives and Strategies--Portfolio Contents and Other Information" and "Risks--Liquidity Risk."

Hedging and Related Strategies

   Subject to the restrictions described under "Rating Agency Guidelines" below, the Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may purchase credit default swap contracts for the purpose of hedging the Fund's exposure to certain issuers and, thereby, decreasing its exposure to credit risk, and it may invest in structured notes or interest rate swap or cap transactions for the purpose of reducing the interest rate sensitivity of the Fund's portfolio and, thereby, decreasing the Fund's exposure to interest rate risk. See "The Fund's Investment Objectives and Strategies--Credit Default Swaps," "The Fund's Investment Objectives and Strategies--Structured Notes and Related Instruments" and "The Fund's Investment Objectives and Strategies--Certain Interest Rate Transactions" in this prospectus. Other hedging strategies that the Fund may use include: financial futures contracts; short sales; other types of swap agreements or options thereon; options on financial futures; and options based on either an index or individual debt securities whose prices PIMCO believes correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, in accordance with the Rating Agency guidelines described below, the Fund's use of hedging transactions is limited to the types of transactions listed under the definitions of "Fitch Hedging Transactions" and "Moody's Hedging Transactions" in the Glossary.

                           RATING AGENCY GUIDELINES

   The Fund is required under Rating Agency guidelines to maintain Moody's Eligible Assets and Fitch Eligible Assets each having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch Ratings have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding of the Fund does not satisfy a Rating Agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value for purposes of that Rating Agency. The amount of such assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Rating Agency guidelines also impose limitations on the Fund's investments.

   The Fund is also required under the 1940 Act and Rating Agency guidelines to maintain, with respect to Preferred Shares, asset coverage of at least 200% with respect to senior securities that are stock (as that term is used in the 1940 Act), including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are stock (as used in the 1940 Act) of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage").

   In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the Rating Agency or Agencies then rating the Preferred Shares, the Fund will be required by the Amended Bylaws to redeem Preferred Shares as described under "Description of Preferred Shares--Redemption--Mandatory Redemption."

   The Rating Agency guidelines restrict the Fund's use of some types of investment strategies. For example, the guidelines limit the Fund's use of futures, options and other derivative transactions for hedging or investment purposes, prevent the Fund from entering into hedging transactions other than Fitch Hedging Transactions and Moody's Hedging Transactions, restrict the use of forward commitments and similar transactions, and limit the percentage of the Fund's assets that may be invested in any one issuer or type or class of issuer.

   The Rating Agency guidelines also prohibit the Fund from taking some types of actions unless it has received written confirmation from the Rating Agencies that such actions would not impair the ratings then assigned to the Preferred Shares. These include restrictions on borrowing money, engaging in short sales, lending portfolio securities, issuing any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity.

   The restrictions in the Rating Agency guidelines may limit the Fund's ability to make investments that PIMCO believes would benefit the Fund. The descriptions of the Rating Agency guidelines in this section and in "Description of Preferred Shares--Asset Maintenance" are summaries only and are not complete. The Rating Agency guidelines are set forth in their entirety in the Amended Bylaws, the form of which has been filed as an exhibit to the Registration Statement of which this prospectus is a part.

   The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal certain of the definitions and related provisions which have been adopted by the Fund pursuant to the Rating Agency guidelines only in the event the Fund receives written confirmation from the Rating Agency or Agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares.

   As described by Moody's and Fitch Ratings, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch Ratings by the Fund and/or the Manager and its affiliates and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by any rating agency.

   A Rating Agency's guidelines will apply to the Preferred Shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's and Fitch Ratings for rating the Preferred Shares. The Fund may at some future time seek to have the Preferred Shares rated by an additional or Substitute Rating Agency.

                        DESCRIPTION OF PREFERRED SHARES

   The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and Amended Bylaws, including the provisions thereof establishing the Preferred Shares. The Declaration and the form of Amended Bylaws establishing the terms of the Preferred Shares have been filed as exhibits to the Registration Statement of which this prospectus is a part.

   Each series of Preferred Shares will be preferred shares of beneficial interest of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for each series of Preferred Shares generally will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect to request, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period for a series of Preferred Shares will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of Preferred Shares may participate in Auctions therefor, although, except in the case of Special Dividend Periods of longer than 28 days, Beneficial Owners desiring to continue to hold all of their Preferred Shares regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "--The Auction."

   The nominee of the Securities Depository is expected to be the sole holder of record of each series of Preferred Shares. Accordingly, each purchaser of Preferred Shares must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the Preferred Shares.

   When issued and sold, the Preferred Shares of each series will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and, except as discussed under "Anti-Takeover and Other Provisions in the Declaration of Trust" below, non-assessable. See "--Liquidation Rights." The Preferred Shares will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive rights. The Preferred Shares will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date for such series (except during the Initial

Dividend Period and during a Non-Call Period) and, in certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price stated herein. See "--Redemption."

   In addition to serving as the Auction Agent in connection with the Auction Procedures described below, Deutsche Bank Trust Company Americas will be the transfer agent, registrar, dividend paying agent and redemption agent for each series of Preferred Shares. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

   Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Preferred Shares so long as the Fund is current in the payment of dividends on Preferred Shares and on any other shares of beneficial interest of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation.

The Auction

  General

   Holders of the Preferred Shares of each series will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period for each series (generally a period of seven days, subject to certain exceptions set forth under "--Dividends--General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

   The provisions of the Amended Bylaws establishing the terms of the Preferred Shares offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period for each series will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the Auction Procedures set forth in the Amended Bylaws in which persons determine to hold or offer to purchase or sell the Preferred Shares. The Auction Procedures are attached as Appendix A to the Statement of Additional Information. Each periodic operation of such procedures with respect to the Preferred Shares is referred to herein as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on the Preferred Shares or the redemption price of any Preferred Shares called for redemption, the Applicable Rate for the Preferred Shares will be determined as set forth under "--Dividends--Non-Payment Period; Late Charge."

  Auction Agency Agreement

   The Fund will enter into the Auction Agency Agreement with the Auction Agent, which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for each series of Preferred Shares. The Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.

   The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agency Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agency Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

   The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may terminate the Auction Agency Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

  Broker-Dealer Agreements

   The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more broker-dealers, or other entities permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures (collectively, the "Broker-Dealers"), selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions and pursuant to which such Broker-Dealers agree to follow the Auction Procedures. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with Citigroup Global Markets Inc. may be terminated only on 60 days' notice to the other party and the Fund.

  Securities Depository

   The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the Preferred Shares. All of the shares of each series of Preferred Shares initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such shares will be subject to the provisions restricting transfers of the Preferred Shares contained in the Amended Bylaws. Cede & Co. initially will be the holder of record of all Preferred Shares, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. See Appendix A (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the Preferred Shares held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of Preferred Shares will be duly made by making payments to the nominee of the Securities Depository.

Auction Procedures

   The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified in its entirety by reference to the Auction Procedures set forth in Appendix A to the Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B to the Statement of Additional Information.

  Auction Date

   An Auction to determine the Applicable Rate for the Preferred Shares offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) generally will be held on the last Business Day preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date"). The initial Auction Date will be July 7, 2003, for Series M Preferred Shares, July 8, 2003, for Series T Preferred Shares, July 9, 2003, for Series W Preferred Shares, July 10, 2003, for Series TH Preferred Shares and July 11, 2003, for Series F Preferred Shares. Auctions for the Preferred Shares for Dividend Periods after the Initial Dividend Period normally will be held every Monday for Series M Preferred Shares, every Tuesday for Series T Preferred Shares, every Wednesday for Series W Preferred Shares, every Thursday for Series TH Preferred Shares and every Friday for Series F Preferred Shares; and each subsequent Dividend Period normally will begin on the following Tuesday for Series M Preferred Shares, on the following Wednesday for Series T Preferred Shares, on the following Thursday for Series W Preferred Shares, on the following Friday for Series TH Preferred Shares and on the following Monday for Series F Preferred Shares (each also being a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period for a series of Preferred Shares (both of which must be Business Days) need not be consecutive calendar days. See "--Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

  Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders

   On or prior to the Submission Deadline on each Auction Date for a series of Preferred Shares:

   (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

      (i) "Hold Order"--indicating the number of outstanding Preferred Shares, if any, such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period for such shares;

     (ii) "Bid"--indicating the number of outstanding Preferred Shares, if any, that Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

    (iii) "Sell Order"--indicating the number of outstanding Preferred Shares, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period for such shares; and

   (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of Preferred Shares to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of Preferred Shares which they offer to purchase if the Applicable Rate for the next succeeding Dividend Period is not less than the rates per annum specified in such Bids.

   The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

   In an Auction, a Beneficial Owner may submit different types of Orders with respect to Preferred Shares then held by such Beneficial Owner, as well as Bids for additional Preferred Shares. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional Preferred Shares in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

   The "Maximum Applicable Rate," on any date on which the Applicable Rate is determined for a series of Preferred Shares, will be the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

   The Maximum Applicable Rate for a series of Preferred Shares will depend on the credit rating assigned to such series. The "Applicable Percentage" will be determined based on the lower of the credit ratings assigned on such date to such shares by Moody's and Fitch Ratings, such Applicable Percentage as so determined further subject to adjustment by the Board of Trustees as described in the preceding paragraph, as follows:

                       Moody's   Fitch Ratings     Applicable
                   Credit Rating Credit Rating     Percentage
                   ------------- -------------     ----------
                   Aa3 or above       AA- or above    150%
                     A3 to A1           A- to A+      160%
                   Baa3 to Baa1       BBB- to BBB+    250%
                    Below Baa3         Below BBB-     275%

   There is no minimum Applicable Rate in respect of any Dividend Period.

   The Fund will take all reasonable action necessary to enable Moody's and Fitch Ratings to provide ratings for each series of Preferred Shares. If such ratings are not made available by Moody's and/or Fitch Ratings, the Underwriters or their affiliates and successors, after consultation with the Fund, will select one or more other rating agencies to act as Substitute Rating Agencies.

   Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

   A Broker-Dealer also may hold Preferred Shares in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it, as described in the next paragraph. If a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement."

   If one or more Orders covering in the aggregate all of the outstanding Preferred Shares held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent will deem a Hold Order (in the case of an Auction relating to a 7-Day Dividend Period or a Special Dividend Period of 28 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 28 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding Preferred Shares held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

   If all of the outstanding Preferred Shares are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically will be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all of the Preferred Shares will be 80% of the Reference Rate on the date of the applicable Auction.

   For the purposes of an Auction, the Preferred Shares for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "--Redemption," will not be considered outstanding and will not be included in such Auction. The Fund may not submit an Order in any Auction.

   Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the foregoing.

  Submission of Orders by Broker-Dealers to Auction Agent

   Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all Orders obtained by it for the Auction for a series of Preferred Shares to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) the Existing Holder or Potential Holder in respect of the Preferred Shares subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline for any Auction Date, shall be irrevocable.

   If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of one percent. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding Preferred Shares held by such Existing Holder, such Orders will be considered valid in the following order of priority:

   (i) any Hold Order will be considered valid up to and including the number of outstanding Preferred Shares held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of Preferred Shares subject to such Hold Orders exceeds the number of outstanding Preferred Shares held by such Existing Holder, the number of Preferred Shares subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding Preferred Shares held by such Existing Holder;

  (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding Preferred Shares held by such Existing Holder over the number of outstanding Preferred Shares subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause
       (ii) shall be treated as the subject of a Bid by a Potential Holder; and

 (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding Preferred Shares held by such Existing Holder over the sum of the number of Preferred Shares subject to Hold Orders referred to in clause (i) above and the number of Preferred Shares subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of Preferred Shares subject to such Sell Orders is greater than such excess, the number of Preferred Shares subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of Preferred Shares equal to such excess.

   If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of Preferred Shares therein specified.

  Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable
  Rate

   Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding Preferred Shares over the number of outstanding Preferred Shares subject to Submitted Hold Orders (such excess being referred to as the "Available Preferred Shares") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding Preferred Shares that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available Preferred Shares. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the Preferred Shares then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding Preferred Shares are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

   If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of their Preferred Shares subject to such Submitted Sell Orders. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

  Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

   Based on the determinations described under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of a series of Preferred Shares will sell, continue to hold and/or purchase Preferred Shares as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the Preferred Shares subject to such Hold Orders.

   If Sufficient Clearing Bids have been made:

   (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding Preferred Shares subject to such Submitted Bid or Submitted Sell Order;

   (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding Preferred Shares subject to such Submitted Bid;

   (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of Preferred Shares subject to such Submitted Bid;

   (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding Preferred Shares subject to such Submitted Bids, unless the number of outstanding Preferred Shares subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available Preferred Shares over the number of Preferred Shares accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding Preferred Shares determined on a pro rata basis based on the number of outstanding Preferred Shares subject to all such Submitted Bids of such Existing Holders; and

   (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available Preferred Shares not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the Preferred Shares subject to all such Submitted Bids of Potential Holders.

   If Sufficient Clearing Bids have not been made (other than because all outstanding Preferred Shares are the subject of Submitted Hold Orders):

   (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding Preferred Shares subject to such Submitted Bid;

   (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of Preferred Shares subject to such Submitted Bid; and

   (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding Preferred Shares determined on a pro rata basis based on the outstanding Preferred Shares subject to all such Submitted Bids and Submitted Sell Orders.

   If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of Preferred Shares being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole Preferred Share. If any Potential Holder would be entitled or required to purchase less than a whole Preferred Share, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate Preferred Shares for purchase among Potential Holders so that only whole Preferred Shares are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any Preferred Shares.

  Notification of Results; Settlement

   The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related Preferred Shares by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling Preferred Shares as a result of the Auction and will advise each customer purchasing or selling Preferred Shares to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling Preferred Shares as a result of an Auction fails to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the Preferred Shares. The Auction Agent will record each transfer of Preferred Shares on the record book of Existing Holders to be maintained by the Auction Agent.

   In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of Preferred Shares as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to Preferred Shares shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the Preferred Shares are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

   If any Existing Holder selling Preferred Shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased Preferred Shares in such Auction may deliver to such person a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of Preferred Shares to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Beneficial Owner or Potential Beneficial Owner or their respective Agent Members to deliver Preferred Shares or to pay for Preferred Shares purchased or sold pursuant to an Auction or otherwise.

Broker-Dealers

  General

   The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the Preferred Shares placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of any of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner's continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner's purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

   The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of Preferred Shares, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

  Secondary Market Trading and Transfers of Preferred Shares

   The Broker-Dealers may maintain a secondary trading market in the Preferred Shares outside of Auctions; however, they have no obligation to do so, and may discontinue such activity at any time. There can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers, and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The Preferred Shares will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period for a series of Preferred Shares, likely will have an adverse effect on the secondary market price of such Preferred Shares, and a selling shareholder may sell Preferred Shares between Auctions at a price per share of less than $25,000.

   A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer.

Dividends

  General

   The holders of Preferred Shares of each series will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "--Determination of Dividend Rate," payable on the dates set forth below. Dividends on the Preferred Shares so declared and payable will be paid in preference to and in priority over any dividends so declared and payable on the Common Shares.

   Dividends on each series of Preferred Shares will accumulate from the date on which the Fund originally issues the Preferred Shares (the "Date of Original Issue") and will be payable on the Preferred Shares on the dates described below. Dividends on a series of Preferred Shares with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date for that series. Following the Initial Dividend Payment Date, dividends on each series of Preferred Shares will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date will be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will nonetheless occur on the next following originally scheduled date. If for any reason a Dividend Period for a series of Preferred Shares is scheduled to begin on the same day and end on the same day as a Dividend Period for another series of Preferred Shares, then

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

the last day of the Dividend Period for such other series of Preferred Shares shall be the second Business Day next succeeding such scheduled day unless the Fund obtains the opinion of tax counsel referred to below. Subject to the limitation in the next sentence, if for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees will fix the Dividend Payment Date. However, no Dividend Period of any series of Preferred Shares shall be co-extensive with any Dividend Period of any other series of Preferred Shares unless the Fund has received an opinion of tax counsel that having such co-extensive periods will not affect the deductibility, for federal income tax purposes, of dividends paid on the different series of Preferred Shares. The Board of Trustees before authorization of a dividend may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of Preferred Shares set forth in the Declaration or Amended Bylaws. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods with respect to a series of Preferred Shares are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

   Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

   Each dividend will be paid to the record holder of the Preferred Shares on the Dividend Payment Date, which holder is expected to be the nominee of the Securities Depository. See "--The Auction--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures, which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the Preferred Shares first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

   Holders of the Preferred Shares will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "--Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the Preferred Shares which may be in arrears.

   The amount of cash dividends per Preferred Share of each series payable (if declared) on the Initial Dividend Payment Date, each Dividend Payment Date of each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per Preferred Share payable (if declared) on any Dividend Payment Date will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

   The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions. See "Tax Matters."

  Notification of Dividend Period

   The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for a series of Preferred Shares will be a number of days (other than seven), evenly divisible by seven, and not fewer than fourteen nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period for a Dividend Period of greater than 28 days (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the Preferred Shares of that series and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the Preferred Shares of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the Optional Redemption Price of the Preferred Shares of that series during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities,
(iii) existing yield curves for short-term and long-term securities comparable to the Preferred Shares, (iv) industry and financial conditions which may affect the Preferred Shares of that series, (v) the investment objectives of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the Preferred Shares would remain or become beneficial holders.

   After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price, if any, as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund has agreed to provide a copy of such Notice of Special Dividend Period to Moody's and Fitch Ratings (and will provide such notice to any Substitute Rating Agency then rating the Preferred Shares). The Fund will not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period has been given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act Preferred Shares Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets and Fitch Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the Preferred Shares with an equal dividend period) or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. The Fund also shall provide a copy of such Notice of Revocation to Moody's and Fitch Ratings (or any Substitute Rating Agency then rating the Preferred Shares). If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a

Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period. If an Auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been a Dividend Payment Date or an Auction Date not to be a Business Day, then the length of the Dividend Period relating to such Dividend Payment Date shall be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events) (an "Extension Period"), the Applicable Rate for such Extension Period shall be the Applicable Rate for the Dividend Period so extended and the Dividend Payment Date for such Dividend Period shall be the first Business Day next succeeding the end of such Extension Period. Solely for purposes of (1) the foregoing sentence, (2) the proviso in clause (i) of the definition of "Non-Payment Period" under "--Non-Payment Period; Late Charge" below and (3) the second parenthetical in the fifth sentence of the same paragraph in which "Non-Payment Period" is defined, any day on which banks in New York City generally are closed, for any reason, while the New York Stock Exchange remains open for trading and any day which otherwise would be a Business Day as defined in the Amended Bylaws on which the Auction Agent is closed for business, for any reason, shall be considered a day which is not a Business Day.

  Determination of Dividend Rate

   The dividend rate on a series of Preferred Shares during the period from and including the Date of Original Issue for the Preferred Shares to but excluding the Initial Dividend Payment Date for that series of Preferred Shares (the "Initial Dividend Period") will be the rate per annum set forth on the inside of the front cover page hereof. Commencing on the Initial Dividend Payment Date for a series of Preferred Shares, the Applicable Rate on that series of Preferred Shares for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. Cash dividends shall be calculated as set forth above under "Dividends--General."

  Non-Payment Period; Late Charge

   A "Non-Payment Period" for a series of Preferred Shares will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the Preferred Shares payable on such Dividend Payment Date, provided, however, that if the Fund is not able to make such declaration in compliance with the foregoing because an unforeseen event or unforeseen events causes or cause a day that otherwise would have been a Business Day not to be a Business Day, then the Fund may make such declaration on the Business Day immediately preceding the Dividend Payment Date, if possible, or, if not possible, on the Dividend Payment Date, and in such case the Fund shall not be deemed to have failed to declare a dividend otherwise required to be declared, or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any Preferred Shares called for redemption, the Mandatory Redemption Price per share of such Preferred Shares or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the Preferred Shares will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the Preferred Shares of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clause (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the Preferred Shares of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of and during, but not after the end of, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on the Preferred Shares due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period (excluding any days that would have been Business Days but for the occurrence of any unforeseen event or unforeseen events that caused such days not to be Business Days) divided by 365, and in such case such period shall not constitute a Non-Payment Period; provided, however, that the Fund shall not be required to pay any late charge if it declares a dividend on the Dividend Payment Date or the Business Day immediately preceding such Dividend Payment Date in accordance with clause (i) of the definition of "Non-Payment Period" and deposits payment for such dividend as contemplated by clause (ii)(A) of the definition of "Non-Payment Period" on or before the second Business Day succeeding the day on which the dividend was declared. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any Preferred Shares on the date set for such redemption, the preceding sentence shall not apply, and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The "Non-Payment Period Rate" initially will be 300% of the applicable Reference Rate, provided that the Board of Trustees shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees determines and each of Moody's and Fitch Ratings (or any Substitute Rating Agency) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current rating on the Preferred Shares.

  Restrictions on Dividends and Other Payments

   Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to all senior securities, including the outstanding Preferred Shares would be less than 200% (or such other percentage as in the future may be required by law). The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain its qualification as a regulated investment company under the Code. See "Tax Matters." Upon any failure to pay dividends on the Preferred Shares for two years or more, the holders of the Preferred Shares will acquire certain additional voting rights. See "--Voting Rights" below.

   For so long as any Preferred Shares are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to Preferred Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with Preferred Shares as to dividends and upon liquidation), unless and only if (A) immediately after such transaction, the Fund would have Moody's Eligible Assets and Fitch Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount, and the 1940 Act Preferred Shares Asset Coverage (see "--Asset Maintenance" and "--Redemption" below) would be satisfied, (B) full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (C) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Amended Bylaws.

Asset Maintenance

   The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Amended Bylaws. These requirements are summarized below.

  1940 Act Preferred Shares Asset Coverage

   The Fund will be required under the Amended Bylaws to maintain, with respect to the Preferred Shares, as of the last Business Day of each month in which any Preferred Shares are outstanding, the 1940 Act Preferred Shares Asset Coverage. If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the Preferred Shares. See "--Redemption" below.

   The 1940 Act Preferred Shares Asset Coverage immediately following the issuance of Preferred Shares offered hereby (after giving effect to the deduction of the sales load and offering expenses for the Preferred Shares), computed using the Fund's net assets as of June 11, 2003, and assuming the Preferred Shares had been issued as of such date, will be as follows:

 Value of the Fund's total assets less all liabilities
  and indebtedness not represented by senior securities     $2,572,534,640
-------------------------------------------             =   -----------    =   286%
   Senior securities representing indebtedness plus         $  900,000,000
        liquidation value of the Preferred Shares

  Preferred Shares Basic Maintenance Amount

   So long as the Preferred Shares are outstanding and any Rating Agency so requires, the Fund will be required under the Amended Bylaws to maintain as of the last Business Day of each week, or such other date as the Fund and the Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount (a "Valuation Date"), Moody's Eligible Assets and Fitch Eligible Assets each having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "Preferred Shares Basic Maintenance Cure Date"), the Fund will be required in certain circumstances to redeem certain of the Preferred Shares. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date. See "--Redemption."

   The "Preferred Shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000, plus any redemption premium applicable to Preferred Shares then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each series of Preferred Shares outstanding that follow such Valuation Date; (C) the aggregate amount of dividends that would accumulate on shares of each series of Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Applicable Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a 7-Day Dividend Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor (except that (1) if such Valuation Date occurs during a Non-Payment Period, the dividend for purposes of calculation would accumulate at the current Non-Payment Period Rate and (2) for those days during the period described in this clause (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect, the dividend for purposes of calculation would accumulate at such Applicable Rate in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; and (E) any current liabilities as of such Valuation Date to the extent not reflected in any of
(i)(A) through (i)(D) (including, without limitation, any payables for securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term securities rated MIG-1, VMIG-1 or P-1 by Moody's, and short-term securities that are the direct obligation of the U.S. Government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(E) becomes payable, otherwise the Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(E).

   For purposes of determining whether the Fund has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Fitch Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund either that are exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the assets subject to the option; and (iv) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

   For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund either that are exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the assets subject to the option; (iv) futures contracts shall be valued at the lesser of (A) the settlement price and (B) the Discounted Value of the assets subject to the futures contract, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the assets subject to the futures contract; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

   In addition, for purposes of determining whether the Fund has Moody's Eligible Assets and Fitch Eligible Assets each with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's

Eligible Assets and Fitch Eligible Assets held by the Fund to the extent the relevant asset is a Moody's Eligible Asset or Fitch Eligible Asset, as applicable: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract; (iv) where the Fund is the purchaser under a financial futures contract, any amounts payable by the Fund under such financial futures contract; (v) the settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the Market Value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not own the underlying contract. The Discounted Value of all forward commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such forward commitments shall be zero.

   The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the Preferred Shares. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related Discount Factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event the Fund receives written confirmation from Moody's and Fitch Ratings, or any Substitute Rating Agency, that any such changes would not impair the ratings then assigned to the Preferred Shares by Moody's and Fitch Ratings or any such Substitute Rating Agency.

   On or before the third Business Day after a Valuation Date on which the Fund fails to maintain Moody's Eligible Assets or Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount, the Fund is required to deliver to the Auction Agent and, as applicable, Moody's or Fitch Ratings a report with respect to the calculation of the Preferred Shares Basic Maintenance Amount and the value of its portfolio holdings (a "Preferred Shares Basic Maintenance Report") as of the date of such failure. Additionally, on or before the third Business Day after the first day of a Special Dividend Period, the Fund will deliver a Preferred Shares Basic Maintenance Report to the Auction Agent and each Rating Agency. The Fund also will deliver a Preferred Shares Basic Maintenance Report as of the last Business Day of the last month of each fiscal quarter of the Fund on or before the third Business Day after such day, although the Fund may agree at a later date to provide such a report to one or more of the Rating Agencies as of the last Business Day of each month, rather than on a quarterly basis. Within ten Business Days after delivery of the report relating to the last Business Day of the last fiscal quarter of each fiscal year of the Fund, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent Preferred Shares Basic Maintenance Report (and in another Preferred Shares Basic Maintenance Report, randomly selected by the Fund's independent accountants, that was delivered during such fiscal quarter). Also, on or before 5:00 p.m., New York City time, on the first Business Day after any Common Shares are repurchased by the Fund, the Fund will complete and deliver to the Auction Agent and each Rating Agency a Preferred Shares Basic Maintenance Report as of the close of business on such date that Common Shares are repurchased. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent Preferred Shares Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

Redemption

  Optional Redemption

   To the extent permitted under the 1940 Act and under Massachusetts law, upon giving a notice of redemption, as provided below, the Fund, at its option, may redeem the Preferred Shares, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date upon not less than 17 days' and not more than 30 days' prior notice; provided that no Preferred Shares may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the Preferred Shares or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per Preferred Share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. The Fund has the authority to redeem the Preferred Shares for any reason and may redeem all or part of the outstanding Preferred Shares if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

  Mandatory Redemption

   Under the Amended Bylaws, the Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, some or all of the Preferred Shares to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or to satisfy the 1940 Act Preferred Shares Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" for each series of Preferred Shares means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. The number of Preferred Shares to be redeemed will be equal to the lesser of
(a) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other preferred shares of beneficial interest of the Fund subject to redemption or retirement, would result in the Fund having Moody's Eligible Assets and Fitch Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or satisfaction of the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then outstanding will be redeemed), and (b) the maximum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having Moody's Eligible Assets and Fitch Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or satisfaction of the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares of beneficial interest of the Fund subject to redemption pursuant to provisions similar to those set forth below; provided that Preferred Shares that may not be redeemed at the option of the Fund because of the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares' having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of Preferred Shares which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

  General

   If the Preferred Shares are to be redeemed, a notice of redemption will be mailed to each record holder of such Preferred Shares (initially Cede & Co. as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 30 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of Preferred Shares to be redeemed, (iii) the redemption price, (iv) the place or places where Preferred Shares are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date and (vi) the provision of the Amended Bylaws pursuant to which such shares are being redeemed. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

   If fewer than all of the outstanding Preferred Shares are to be redeemed, the shares to be redeemed will, unless otherwise required by the Fund's Amended Bylaws, be selected by lot or such other method as the Fund deems fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of any series of Preferred Shares to be redeemed, the particular shares in such series to be redeemed shall be selected by the Fund by lot or by such other method as the Fund deems fair and equitable.

   If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value equal to the redemption payment for the Preferred Shares as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund defaults in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the Preferred Shares of such series so called for redemption may look only to the Fund for payment thereof.

   So long as any Preferred Shares are held of record by the nominee of the Securities Depository (initially Cede & Co.), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

   Notwithstanding the provisions for redemption described above, no Preferred Shares shall be subject to optional redemption unless (i) all dividends in arrears on the outstanding Preferred Shares, and all shares of beneficial interest of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) redemption thereof would not result in the Fund's failure to maintain Moody's Eligible Assets and Fitch Eligible Assets each with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

Liquidation Rights

   Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of Preferred Shares of each series will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of Preferred Shares, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of Preferred Shares will be entitled to no other payments. If such assets of the Fund are insufficient to make the full liquidation payment on outstanding Preferred Shares and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the Preferred Shares as to payment upon liquidation, then such assets will be distributed among the holders of Preferred Shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidation distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

   Except as otherwise indicated in this prospectus and except as otherwise required by the Declaration, the Amended Bylaws or applicable law, holders of Preferred Shares will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other preferred shares of beneficial interest of the Fund as a single class.

   In connection with the election of the Fund's trustees, holders of the Preferred Shares and any other preferred shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's trustees, and the remaining trustees will be elected by holders of Common Shares and Preferred Shares and any other preferred shares, voting together as a single class. In addition, if at any time dividends on outstanding Preferred Shares are unpaid in an amount equal to at least two full years' dividends thereon and sufficient cash or securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends, or if at any time holders of any preferred shares are entitled, together with the holders of Preferred Shares, to elect a majority of the trustees of the Fund under the 1940 Act, then the number of trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares and any other preferred shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected until all dividends in arrears have been paid or otherwise provided for, the holders of the Preferred Shares and any other preferred shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue, unless otherwise terminated pursuant to the Declaration or the Amended Bylaws. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding Preferred Shares and any other preferred shares for all past Dividend Periods, the additional voting rights of the holders of Preferred Shares and any other preferred shares as described above shall cease, and the terms of office of all of the additional trustees, if any, elected by the holders of Preferred Shares and any other preferred shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of Preferred Shares and any other preferred shares have the right to elect in any event) will terminate automatically.

   The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding Preferred Shares and any other preferred shares, voting together as one class, will be required to (i) authorize, create or issue any class or series of shares of beneficial interest ranking prior to the Preferred Shares or any other series of preferred shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another series of Preferred Shares or another class of preferred shares which are substantially identical in all respects to the Preferred Shares or (ii) amend, alter or repeal the provisions of the Declaration or the Amended Bylaws, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration or the Amended Bylaws of holders of Preferred Shares or any other preferred shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred Shares are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration or the Amended Bylaws of a holder of shares of a series of Preferred Shares differently from those of a holder of shares of any other series of Preferred Shares without the affirmative vote of at least a majority of votes entitled to be cast by holders of the Preferred Shares of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various Rating Agency guidelines described herein in the event the Fund receives confirmation from Moody's and Fitch Ratings (or any applicable Substitute Rating Agency) that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares by such Rating Agency. Unless a higher percentage is provided for under the Declaration or the Amended Bylaws, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding Preferred Shares and any other preferred shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the investment restrictions described as fundamental policies under "Investment Restrictions" in the Statement of Additional Information. To the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred Shares are outstanding, with respect to any action requiring shareholder approval pursuant to the operation of Section 2 or Section 3 of Article V of the Declaration, the affirmative vote of at least seventy-five percent of the Preferred Shares of each series outstanding at such time (each such series voting separately as a class) shall also be required. The class (and, where applicable, series) vote of holders of Preferred Shares and any other preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and Preferred Shares and any other preferred shares, voting together as a single class, necessary to authorize the action in question. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

   The foregoing voting provisions will not apply to the Preferred Shares if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager and PIMCO. There are currently three Trustees of the Fund, none of whom is currently treated by the Fund as an "interested person" (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Manager

   The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

   Organized in 2000 as a subsidiary successor in the restructuring of a business originally organized in 1987, the Manager provides investment management and advisory services to several closed-end and open-end investment company clients. As of March 31, 2003, the Manager had approximately $17.7 billion in assets under management. Allianz Dresdner Asset Management of America L.P. is the direct parent company of PIMCO Advisors Retail Holdings LLC, of which the Manager is a wholly-owned subsidiary. As of March 31, 2003, Allianz Dresdner Asset Management of America L.P. and its subsidiary partnerships, including PIMCO, had approximately $390 billion in assets under management.

   The Manager has retained its affiliate, PIMCO, to manage the Fund's investments. See "--Portfolio Manager" below. The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

Portfolio Manager

   PIMCO serves as the portfolio manager for the Fund. Subject to the supervision of the Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

   PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2003, PIMCO had approximately $323 billion in assets under management.

   The Manager (and not the Fund) will pay a portion of the fees it receives to PIMCO in return for PIMCO's services, at the annual rate of 0.3575% of the Fund's average daily net assets (including assets attributable to any Preferred Shares that may be outstanding) for the period from the commencement of Fund operations through April 31, 2008 (i.e., roughly the first five years of Fund operations) (the "Initial Period") and at the annual rate of 0.50% of such average daily net assets thereafter while the Investment Management Agreement remains in effect (the "Remaining Period"). PIMCO has also agreed to reimburse the Manager for 65% of the fees that the Manager pays to certain underwriters in connection with the offering of the Common Shares.

   Bill Gross, a founder of PIMCO, serves as Managing Director and Chief Investment Officer of PIMCO. In his role as Chief Investment Officer, he serves as the head of the Investment Committee, which oversees setting investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including the Fund. The following individuals at PIMCO share primary responsibility for the day-to-day portfolio management of the Fund:

         Name              Since                   Recent Professional Experience
         ----              -----                   ------------------------------
Raymond G. Kennedy, CFA 2003        Mr. Kennedy is a Managing Director, portfolio manager and
                        (Inception) senior member of PIMCO's investment strategy group. He also manages high yield funds and oversees bank loan trading and collateralized debt obligations. Mr. Kennedy joined
                                    PIMCO in 1996, having previously been associated with the
                                    Prudential Insurance Company of America as a private
                                    placement asset manager, where he was responsible for
                                    investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. Prior to that, he was a consultant for Arthur Andersen in Los Angeles and London. He has 16 years of investment management
                                    experience and holds a bachelor's degree from Stanford
                                    University and an MBA from the Anderson Graduate School
                                    of Management at the University of California, Los Angeles.
                                    Mr. Kennedy is also a member of LSTA.

        Name            Since                    Recent Professional Experience
        ----            -----                    ------------------------------
David C. Hinman, CFA 2003        Mr. Hinman is an Executive Vice President and portfolio
                     (Inception) manager at PIMCO. He focuses on high yield corporate bonds and co-manages high yield funds and structured-credit
                                 products at PIMCO. He joined PIMCO in 1995, having been
                                 previously associated with Merrill Lynch & Co. in New York, where he underwrote high yield corporate bonds. Prior to that, he was a credit analyst with First Union Corporation. Mr.
                                 Hinman has 11 years of investment management experience
                                 and holds a bachelor's degree in Finance from the University of Alabama and an MBA in Finance and Accounting from
                                 The Wharton School at the University of Pennsylvania.

Charles Wyman....... 2003        Mr. Wyman is an Executive Vice President and the director of
                     (Inception) credit research. Mr. Wyman joined the firm in 2001 from
                                 Morgan Stanley, where he was a principal and the senior
                                 telecom analyst in high yield. He previously covered the
                                 energy sector in high yield at Morgan Stanley and was ranked second in Institutional Investor's annual poll for 1999 and
                                 2000. Prior to Morgan Stanley, Mr. Wyman spent 10 years at
                                 Lehman Brothers in mergers and acquisitions, corporate
                                 finance, and equity capital markets, and as an analyst for oil exploration and production companies. He has 18 years of
                                 investment experience and holds a bachelor's degree from
                                 Harvard University and an MBA from Harvard Business
                                 School.

   Mr. Kennedy oversees Messrs. Hinman and Wyman regarding the management of the Fund.

Investment Management Agreement

   Pursuant to an investment management agreement between the Manager and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay the Manager an annual management fee payable on a monthly basis at the annual rate of 0.70% of the Fund's average daily net assets (including net assets attributable to Preferred Shares) for the services and facilities it provides.

   In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   Because the fees received by the Manager are based on the total net assets of the Fund (including assets attributable to Preferred Shares and any leverage created thereby), the Manager has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between the Manager and the holders of the Common Shares.

                                NET ASSET VALUE

   The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of the last reported sales price (or the NASDAQ Official Closing Price for NASDAQ-reported securities) or, if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

   The NAV of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day the New York Stock Exchange is open. Domestic debt securities and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's NAV determined earlier that day.

   Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed.

   In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation also may be required because of material events that occur after the close of the relevant market but prior to the NYSE Close.

                                  TAX MATTERS

Federal Income Tax Matters

   The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

   The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

   In order for any portion of any distributions to holders of Preferred Shares to be eligible to be treated as capital gain dividends, the Preferred Shares must be treated as equity for federal income tax purposes. Based in part on certain representations made by the Fund to Ropes & Gray LLP relating to the lack of any present intention to redeem or purchase Preferred Shares at any time in the future, it is the opinion of Ropes & Gray LLP that the Preferred Shares will constitute equity for federal income tax purposes. This opinion relies in part on a published ruling of the IRS stating that certain auction rate preferred stock similar in many material respects to the Preferred Shares represents equity. The opinion of Ropes & Gray LLP represents only its best legal judgment and is not binding on the IRS or the courts. If the IRS were to assert successfully that variable rate preferred stock such as the Preferred Shares should be treated as debt for federal income tax purposes, distributions on Preferred Shares (including distributions designated by the Fund as capital gain dividends) would be taxable as ordinary income (as opposed to capital gains). Ropes & Gray LLP has advised the Fund that, should the IRS pursue in court the position that the Preferred Shares should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail.

   The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between and among its Common Shares and any series of its Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for (a) treatment as qualified dividend income and (b) the dividends received deduction, if any, will similarly be allocated between and among any such classes.

   Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the Fund's position concerning the treatment of dividends paid after the close of a taxable year or with the Fund's method of allocation, in which case the IRS could attempt to recharacterize a portion of the dividends paid to the holders of Preferred Shares. If the IRS were to prevail with respect to any such attempted recharacterization, holders of Preferred Shares could be subject to additional tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax.

   To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of Preferred Shares, must qualify for the dividends-paid deduction. In certain circumstances, the IRS could take the position that dividends paid on the Preferred Shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. The Fund believes this position, if asserted, would be unlikely to prevail.

   If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. The Fund may have to dispose of portfolio securities to generate cash for such redemptions, which may result in transaction expenses and gain at the Fund level and in further distributions.

   The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

   Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

   The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

   Under current law, the backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The Fund may be required to apply backup withholding to taxable distributions or redemption proceeds payable to a shareholder. Please see "Tax Matters" in the Statement of Additional Information for additional information about backup withholding tax rates.

   If, in connection with the designation of a Special Dividend Period, (i) the Fund provides in a Notice of Special Dividend Period that the Fund may redeem all or part of a series of Preferred Shares and that upon such redemption the holders of that series of Preferred Shares may receive a premium in addition to receipt of a redemption price per share equal to the sum of $25,000 plus an amount equal to the accumulated but unpaid dividends thereon during the whole or any part of the Special Dividend Period, (ii) based on all the facts and circumstances at the time of the designation of the Special Dividend Period the Fund is more likely than not to redeem such series of Preferred Shares during the Special Dividend Period, and (iii) the premium to be paid upon redemption during such Special Dividend Period exceeds a specified de minimis amount, it is possible that the holders of such series will be required to accrue the premium as a dividend (to the extent of the Fund's earnings and profits).

   This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax adviser as to the possible application of foreign, state and local income tax laws to Fund distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

                       DESCRIPTION OF CAPITAL STRUCTURE

   The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by the Declaration. The Declaration provides that the Board of Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Board of Trustees has authorized an unlimited number of common shares of beneficial interest and preferred shares of beneficial interest. Preferred shares (such as the Preferred Shares) may be issued in one or more series, with such par value and with such rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. For a description of the Preferred Shares, see "Description of Preferred Shares." The following table shows the amount of (i) shares authorized and (ii) shares outstanding, for each class of authorized securities of the Fund as of June 23, 2003.

                                       Amount     Amount
                    Title of Class   Authorized Outstanding
                    --------------   ---------- -----------
                    Common Shares... Unlimited  113,906,981
                    Preferred Shares
                       Series M.....     7,200            0
                       Series T.....     7,200            0
                       Series W.....     7,200            0
                       Series TH....     7,200            0
                       Series F.....     7,200            0

   Holders of Common Shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding preferred shares of beneficial interest. Neither holders of Common Shares nor holders of preferred shares have pre-emptive or conversion rights or give shareholders the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

   Pursuant to the Fund's Dividend Reinvestment Plan, all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders, unless the shareholder elects to receive cash. The Fund and PFPC Inc. reserve the right to amend or terminate the Dividend Reinvestment Plan.

   Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding Preferred Shares or other preferred shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of Preferred Shares--Voting Rights" and except as otherwise required by the Declaration, the Amended Bylaws or applicable law.

   Preferred shareholders are entitled to one vote for each share held. Except as provided under "Description of Preferred Shares--Voting Rights" and except as otherwise required by the Declaration, the Amended Bylaws or applicable law, holders of Preferred Shares are (voting as a separate class) entitled to elect two trustees, and the remaining trustees shall be elected by holders of Common Shares and Preferred Shares, voting as a single class.

   So long as any Preferred Shares or any other preferred shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of senior securities representing indebtedness and at least 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus the redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a Rating Agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of Preferred Shares--Dividends--Restrictions on Dividends and Other Payments."

   The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

   Common Shares of the Fund commenced trading on the New York Stock Exchange on April 25, 2003. At June 11, 2003, the net asset value per share of Common Shares was $14.77, and the closing price per share of Common Shares on the New York Stock Exchange was $15.11. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Other Issues Relating to Preferred Shares

   Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares of beneficial interest as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of preferred shares have pre-emptive rights to purchase any Preferred Shares or any other preferred shares that might be issued. It is anticipated that the net asset value per Preferred Share will equal its original purchase price per share plus accumulated dividends per share.

        ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

   As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

   The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including Common and Preferred Shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, issuance or transfer by the Fund of the Fund's shares (except as may be pursuant to a public offering or the Fund's dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, transfer or other disposition of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but might be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.

   The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Amended Bylaws, certain of which are required by the 1940 Act. For example, the Amended Bylaws grant holders of Preferred Shares and any other preferred shares special voting rights with respect to certain matters described in the preceding paragraph. See "Description of Preferred Shares--Voting Rights."

   The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The provisions of the Declaration described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

   The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Amended Bylaws, both of which are on file with the Securities and Exchange Commission.

   Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

           REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that the Board of Trustees will decide to take or propose any of these actions.

   If the Fund were to convert to an open-end company, it would be required to redeem all preferred shares (including the Preferred Shares) then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to shareholders of a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

   Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                 UNDERWRITING

   Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC are acting as the Underwriters. Subject to the terms and conditions stated in the Fund's underwriting agreement dated June 23, 2003, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Preferred Shares set forth opposite the name of such Underwriter.

                                               Number of Preferred Shares
                                      ---------------------------------------------
Underwriters                          Series M Series T Series W Series TH Series F
------------                          -------- -------- -------- --------- --------
Citigroup Global Markets Inc.........  3,600    3,600    3,600     3,600    3,600
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated..............  1,800    1,800    1,800     1,800    1,800
UBS Securities LLC...................  1,800    1,800    1,800     1,800    1,800
                                       -----    -----    -----     -----    -----
       Total.........................  7,200    7,200    7,200     7,200    7,200
                                       =====    =====    =====     =====    =====

   The underwriting agreement provides that the obligations of the Underwriters to purchase the Preferred Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares.

   The Underwriters propose to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to dealers at the public offering price less a concession not to exceed $137.50 per Preferred Share. The sales load the Fund will pay of $250.00 per share is equal to 1.0% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not to exceed $37.50 per Preferred Share on sales to certain other dealers. After the initial public offering, the Underwriters may change the public offering price and the other selling terms. Investors must pay for any Preferred Shares purchased on or before June 26, 2003.

   The Fund and the Manager have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

   In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

   The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters. The Fund anticipates that the Underwriters or their respective affiliates may from time to time act in auctions as Broker-Dealers and receive fees as described under "Description of Preferred Shares." The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore, subject to certain restrictions, can be expected to engage in portfolio transactions with, and perform services for, the Fund.

   The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

                         CUSTODIAN AND TRANSFER AGENTS

   The custodian of the assets of the Fund is State Street Bank and Trust Co., 801 Pennsylvania, Kansas City, Missouri 64105. The Custodian performs custodial and fund accounting services.

   Deutsche Bank Trust Company Americas, 60 Wall Street, 27th Floor, New York, New York 10005, serves as Auction Agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar, dividend disbursement agent and shareholder servicing agent for the Common Shares, as well as agent for the Fund's Dividend Reinvestment Plan for Common Shares.

                                 LEGAL MATTERS

   Certain legal matters in connection with the Preferred Shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds..................................................   3
Investment Objectives and Policies...............................   3
Investment Restrictions..........................................  44
Management of the Fund...........................................  46
Investment Manager and Portfolio Manager.........................  56
Portfolio Transactions...........................................  61
Distributions....................................................  63
Description of Shares............................................  63
Anti-Takeover and Other Provisions in the Declaration of Trust...  64
Repurchase of Common Shares; Conversion to Open-End Fund.........  66
Tax Matters......................................................  68
Performance Related and Comparative Information..................  76
Custodian, Transfer Agents and Dividend Disbursement Agents......  77
Independent Accountants..........................................  77
Counsel..........................................................  77
Registration Statement...........................................  77
Financial Statements.............................................  79
Appendix A--Auction Procedures................................... A-1
Appendix B--Settlement Procedures................................ B-1

                                   GLOSSARY

   "'AA' Financial Composite Commercial Paper Rate" on any date means (i) (A) the Interest Equivalent of the 7-day rate (in the case of a Dividend Period which is a 7-Day Dividend Period or shorter), the 30-day rate (for Dividend Periods of greater than 7 days but fewer than or equal to 31 days), the 60-day rate (for Dividend Periods greater than 31 days but fewer than or equal to 61 days) and the 90-day rate (for Dividend Periods greater than 61 days but fewer than or equal to 91 days) on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another NRSRO, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; and (B) for Dividend Periods greater than 91 days but fewer than 184 days, the rate described in clause (ii) below; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, or with respect to Dividend Periods greater than 91 days but fewer than 184 days, then the arithmetic average of the Interest Equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest one-thousandth (0.001) of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean each of (1) Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "Interest Equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth (0.001) of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of such rate, expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

   "ADR" has the meaning set forth in paragraph (iii) of the definition of "Fitch Eligible Assets."

   "Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more Preferred Shares or on behalf of a Potential Beneficial Owner.

   "Amended Bylaws" means the Bylaws of the Fund as amended and restated June 20, 2003, specifying, in part, the powers, preferences and rights of the Preferred Shares.

   "Applicable Percentage" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

   "Applicable Rate" means the rate per annum at which cash dividends are payable on Preferred Shares for any Dividend Period.

   "Approved Foreign Nations" has the meaning set forth in paragraph (iii) of the definition of "Fitch Eligible Assets."

   "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

   "Auction" means a periodic operation of the Auction Procedures.

   "Auction Agency Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

   "Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

   "Auction Date" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Auction Date" in this prospectus.

   "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix A to the Statement of Additional Information.

   "Available Preferred Shares" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this prospectus.

   "Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

   "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares or a Broker-Dealer that holds Preferred Shares for its own account.

   "Bid" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

   "Bidder" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

   "Board of Trustees" or "Board" means the board of trustees of the Fund.

   "Broker-Dealer" has the meaning specified under "Description of Preferred Shares--The Auction--Broker-Dealer Agreements" in this prospectus.

   "Broker-Dealer Agreement" has the meaning specified under "Description of Preferred Shares--The Auction--Broker-Dealer Agreements" in this prospectus.

   "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

   "Canadian Bonds" has the meaning set forth in paragraph (vi) of the definition of "Fitch Eligible Assets."

   "Closing Transactions" has the meaning set forth in the definition of "Fitch Hedging Transactions."

   "Code" has the meaning specified under "Summary--Federal Income Taxation" in this prospectus.

   "Commercial Paper Dealers" has the meaning set forth in the definition of "'AA' Financial Composite Commercial Paper Rate."

   "Common Shareholders" means the holders of Common Shares.

   "Common Shares" means the common shares of beneficial interest, par value $0.00001 per share, of the Fund.

   "Cure Date" has the meaning specified under "Description of Preferred Shares--Redemption--Mandatory Redemption" in this prospectus.

   "Date of Original Issue" means, with respect to any Preferred Share, the date on which the Fund first issues such share.

   "Debt Securities" has the meaning set forth in paragraph (vi) of the definition of "Fitch Eligible Assets."

   "Declaration" has the meaning specified under "Summary--Special Risk Considerations--Anti-Takeover Provisions" in this prospectus.

   "Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

   "Discount Factor" means a Moody's Discount Factor or a Fitch Discount Factor, as applicable.

   "Discounted Value" of any asset of the Fund means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, the Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

   "Dividend Payment Date" has the meaning specified under "Description of Preferred Shares--Dividends--General" in this prospectus.

   "Dividend Period" has the meaning specified under "Description of Preferred Shares--Dividends--General" in this prospectus.

   "Eligible Asset" means a Fitch Eligible Asset (if Fitch Ratings is then rating the Preferred Shares), a Moody's Eligible Asset (if Moody's is then rating the Preferred Shares) and/or any asset included in the calculations used by any Rating Agency then rating the Preferred Shares for purposes of determining such Rating Agency's rating on the Preferred Shares, as applicable.

   "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of Preferred Shares in the records of the Auction Agent.

   "Extension Period" has the meaning specified under "Description of Preferred Shares--Dividends--Notification of Dividend Period" in this prospectus.

   "FHLB, FNMA and FFCB Debentures" has the meaning set forth in paragraph
(viii) of the definition of "Moody's Eligible Assets."

   "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch Ratings.

   (i) Debt Securities: The percentage determined by reference to the rating of the Debt Security with reference to the remaining term to maturity of the Debt Security, in accordance with the table set forth below.

                                                            Fitch Rating Category
                                            ----------------------------------------------------
                                                                                      Not rated
Term to Maturity of Debt Security             AAA     AA       A      BBB     BB    or below BB/1/
---------------------------------           ------  ------  ------  ------  ------  -------------
3 years or less (but longer than 1 year)... 106.38% 108.11% 109.89% 111.73% 129.87%    151.52%
5 years or less (but longer than 3 years).. 111.11  112.99  114.94  116.96  134.24     151.52
7 years or less (but longer than 5 years).. 113.64  115.61  117.65  119.76  135.66     151.52
10 years or less (but longer than 7 years). 115.61  117.65  119.76  121.95  136.74     151.52
15 years or less (but longer than 10 years) 119.76  121.95  124.22  126.58  139.05     151.52
More than 15 years......................... 124.22  126.58  129.03  131.58  144.55     151.52

--------
/1/ If a security is not rated by Fitch Ratings but is rated by two other
    NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a rating by Fitch Ratings of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used). If a security is not rated by any NRSRO, the Fund will use the percentage set forth under "Not Rated or Below BBB" in this table.

   The Fitch Discount Factors presented in the immediately preceding table apply to Debt Securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a Debt Security not rated or rated below BB by Fitch Ratings shall apply to any non-Performing Debt Security with a price equal to or greater than $0.20. If a Debt Security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating one rating category below the actual rating on the Debt Security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BBB- will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

   The Fitch Discount Factors presented in the immediately preceding table will also apply to (i) interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table; and (ii) TRACERs and TRAINs, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER or TRAIN. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to preferred trust certificates, the rating on which will be determined by the underlying debt instruments in the trust, unless such preferred trust certificates are determined by Fitch Ratings to qualify for a traditional equity discount factor, in which case the Fitch Discount Factor shall be 370%.

   (ii) Preferred shares:

       Preferred Shares                                  Discount Factor
       ----------------                                  ---------------
       AAA Taxable Preferred............................       130%
       AA Taxable Preferred.............................       133%
       A Taxable Preferred..............................       135%
       BBB Taxable Preferred............................       139%
       BB Taxable Preferred.............................       154%
       Not rated or below BB Taxable Preferred..........       161%
       Investment Grade DRD Preferred...................       164%
       Not rated or below Investment Grade DRD Preferred       200%/1/

--------
/1/ If a security is not rated by Fitch Ratings but is rated by two other
    NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a rating by Fitch Rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used). If a security is not rated by any NRSRO, the Fund will use the percentage set forth under "Not rated or below Investment Grade DRD Preferred" in this table.

   (iii) Short-term instruments: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities with terms to maturity of one year or less, Short Term Money Market Instruments and municipal debt obligations with terms to maturity within the Fitch Exposure Period, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities neither mature nor have a demand feature exercisable at par within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature within the Fitch Exposure Period nor have a demand feature at par. A Fitch Discount Factor of 100% will be applied to cash.

   (iv) U.S. Government Securities and U.S. Treasury Strips:

                                                         Discount
              Time Remaining to Maturity                  Factor
              --------------------------                 --------
              1 year or less............................  101.5%
              2 years or less (but longer than 1 year)..    103
              3 years or less (but longer than 2 years).    105
              4 years or less (but longer than 3 years).    107
              5 years or less (but longer than 4 years).    109
              7 years or less (but longer than 5 years).    112
              10 years or less (but longer than 7 years)    114
              Greater than 10 years.....................    122

   (v) Convertible Debt Securities: The Fitch Discount Factor applied to convertible debt securities will be (a) 200% for investment grade convertibles and (b) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) a conversion premium greater than 100% nor (y) a yield to maturity or yield to worst of greater than 15.00% above the corresponding Treasury curve.

   The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% will be (a) 152% for investment grade convertibles and (b) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the corresponding Treasury curve.

   The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worst of greater than 15.00% above the corresponding Treasury curve will be 370%.

   If a security is not rated by Fitch Ratings but is rated by two other rating agencies, then the lower of the ratings on the security from the two other rating agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other rating agency, then the rating on the security from the other rating agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a rating by Fitch Ratings of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used). If a security is not rated by any rating agency, the Fund will treat the security as if it were below investment grade.

   (vi) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

   (vii) Asset-backed and mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

Asset Type (with time remaining to maturity, if applicable)                   Discount Factor
-----------------------------------------------------------                   ---------------
U.S. Treasury/agency securities (10 years or less)...........................       118%
U.S. Treasury/agency securities (greater than 10 years)......................       127%
U.S. agency sequentials (10 years or less)...................................       128%
U.S. agency sequentials (greater than 10 years)..............................       142%
U.S. agency principal only securities........................................       236%
U.S. agency interest only securities (with Market Value greater than
  $0.40).....................................................................       696%
U.S. agency interest only securities (with Market Value less than or equal to
  $0.40).....................................................................       214%
AAA LockOut securities, interest only........................................       236%
U.S. agency planned amortization class bonds (10 years or less)..............       115%
U.S. agency planned amortization class bonds (greater than 10 years).........       136%
AAA sequentials (10 years or less)...........................................       118%
AAA sequentials (greater than 10 years)......................................       135%
AAA planned amortization class bonds (10 years or less)......................       115%
AAA planned amortization class bonds (greater than 10 years).................       140%
Jumbo mortgages rated AAA/1/.................................................       123%
Jumbo mortgages rated AA/1/..................................................       130%
Jumbo mortgages rated A/1/...................................................       136%
Jumbo mortgages rated BBB/1/.................................................       159%
Commercial mortgage-backed securities rated AAA..............................       131%
Commercial mortgage-backed securities rated AA...............................       139%
Commercial mortgage-backed securities rated A................................       148%
Commercial mortgage-backed securities rated BBB..............................       177%
Commercial mortgage-backed securities rated BB...............................       283%
Commercial mortgage-backed securities rated B................................       379%
Commercial mortgage-backed securities rated CCC or not rated.................       950%

--------
/1/ Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

   (viii) Bank Loans: The percentage determined by reference to the Fitch Loan Category in accordance with the table set forth below.

                      Fitch Loan Category Discount Factor
                      ------------------- ---------------
                               A.........       126%
                               B.........       157
                               C.........       184
                               D.........       433

   (ix) REITs:

      (a) Common stock and preferred stock of REITs and other real estate companies:

                                                         Discount Factor
                                                         ---------------
       REIT or other real estate company preferred stock       154%
       REIT or other real estate company common stock...       196%

   (b) Corporate debt securities of REITs:

                                    Fitch Rating Category/1/
                     -         ----------------------------------
              Term to Maturity AAA   AA   A   BBB   BB   B   CCC
              ---------------- ---- ---- ---- ---- ---- ---- ----
                 1 year....... 111% 114% 117% 120% 121% 127% 227%
                 2 year....... 116% 125% 125% 127% 132% 137% 137%
                 3 year....... 121% 123% 127% 131% 133% 140% 225%
                 4 year....... 126% 126% 129% 132% 136% 140% 164%
                 5 year....... 131% 132% 135% 139% 144% 149% 185%
                 7 year....... 140% 143% 146% 152% 159% 167% 228%
                 10 year...... 141% 143% 147% 153% 160% 168% 232%
                 12 year...... 144% 144% 150% 157% 165% 174% 249%
                 15 year...... 148% 151% 155% 163% 172% 182% 274%
                 20-30 year... 152% 156% 160% 169% 180% 191% 306%

--------
/1/ If a security is not rated by Fitch Ratings, but is rated by two other
    NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g. where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings, but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a rating by Fitch Ratings of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used). If a security is not rated by any NRSRO, the Fund will treat the security as if it were below investment grade.

   (x) Municipal debt obligations: The Fitch Discount Factor applied to municipal debt obligations will be the percentage determined by reference to the table set forth below:

                                                 Fitch Rating Category
                                           ---------------------------------
           Fitch Exposure Period           AAA   AA   A   BBB  F/1/ Unrated/2/
           ---------------------           ---  ---  ---  ---  ---  ---------
  7 weeks................................. 151% 159% 166% 173% 136%    225%
  8 weeks or less but greater than 7 weeks 154  161  168  176  137     231
  9 weeks or less but greater than 8 weeks 158  163  170  177  138     240

--------
/1/ Municipal debt obligations rated by Fitch Ratings which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

/2/ If a security is not rated by Fitch Ratings but is rated by two other
    NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a rating by Fitch Ratings of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used). If a security is not rated by any NRSRO, the Fund will use the percentage set forth under "Unrated" in this table.

   (xi) Foreign Bonds: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and
(B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation will be 370%.

   (xii) Structured Notes: The Fitch Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Fitch Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. Government or an agency or instrumentality thereof, the Fitch Discount Factor determined in accordance with paragraph (iii) under this definition.

   "Fitch Eligible Assets" means

      (i) cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Fitch Ratings or (B) (1) with counterparties having a long-term debt rating of at least BBB- from Fitch Ratings or the equivalent from another NRSRO or (2) with counterparties having a Short Term Money Market Instrument rating of at least F1+ by Fitch Ratings or the equivalent by another NRSRO;

      (ii) preferred shares if (A) dividends on such preferred shares are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, common stock or its equivalent at any time over the respective lives of such securities, (C) the issuer of such preferred shares has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such preferred shares has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency, and (E) the preferred shares are part of an issue that is at least $50 million;

      (iii) (A) common stocks (1) which are traded on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market,
   (2) which, if cash dividend paying, pay cash dividends in U.S. dollars, and
   (3) which may be sold without restriction by the Fund; provided, however, that (a) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch, and (b) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of outstanding shares of such issuer times the Market Value of such common stock shall not be a Fitch Eligible Asset; and (B) common stocks or their equivalent denominated in any currency other than the U.S. dollar and common stocks or their equivalent of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the outstanding shares of common stock or its equivalent of such issuer or in excess of 10% of the Market Value of the Fund's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (each an "Approved Foreign Nation," and collectively the "Approved Foreign Nations") or Canada shall not be a Fitch Eligible Asset;

      (iv) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch Ratings or the equivalent by another NRSRO,
   (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch Ratings or the equivalent by another NRSRO, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch Ratings or the equivalent by another NRSRO and the security matures within one month, (2) is rated at least A by Fitch Ratings or the equivalent by another NRSRO and the security matures within three months or (3) is rated at least AA by Fitch Ratings or the equivalent by another NRSRO and the security matures within six months;

      (v) U.S. Government Securities and U.S. Treasury Strips;

      (vi) debt securities if (A) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (B) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees; and (C) such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in an Approved Foreign Nation, (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros;
   (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch Ratings, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (vi) are herein referred to as "Debt Securities."

      (vii) asset-backed and mortgage-backed securities;

      (viii) Rule 144A Securities;

      (ix) Bank Loans;

      (x) municipal debt obligations;

      (xi) TRACERs, TRAINs and Structured Notes;

      (xii) interest rate swaps entered into according to International Swap Dealers Association standards if (A) the counterparty to the swap transaction has a short-term rating of not less than F1 from Fitch Ratings or the equivalent from another NRSRO, or, if the swap counterparty does not have a short-term rating, the counterparty has a senior unsecured long-term debt rating of AA or higher from Fitch Ratings or the equivalent from another NRSRO and (B) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued;

   (xiii) common stock, preferred stock or any debt security of REITs or real estate companies; and

   (xiv) unrated debt securities issued by an issuer which (A) has not filed for bankruptcy in the past three years; (B) is current on all interest and principal on its fixed income obligations; and (C) is current on all preferred stock dividends.

   Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch Ratings specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch Ratings to the Preferred Shares.

   In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

                            Maximum Single Maximum Single Minimum Issue Size
    Security Rated At Least   Issuer/1/    Industry/1,2/  ($ in million)/3/
    -----------------------   ---------    -------------  -----------------
             AAA                 100%           100%             $100
             AA-                  20             75               100
             A-                   10             50               100
             BBB-                  6             25               100
             BB-                   4             16                50
             B-                    3             12                50
             CCC                   2              8                50

--------
/1/ Percentages represent a portion of the aggregate market value of corporate debt securities.
/2/ Industries are determined according to Fitch's Industry Classifications, as defined herein.
/3/ Preferred stock has a minimum issue size of $50 million for all rating categories in the table.

   Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset, and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A by Fitch Ratings or the equivalent by another NRSRO and if such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

   Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch Ratings has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

   "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 days thereafter.

   "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch Ratings or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Fitch Ratings or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch Ratings or Treasury Bonds, subject to the following limitations:

      (i) the Fund will not engage in any Fitch Hedging Transaction based on any index approved by Fitch Ratings (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("Closing Transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

      (ii) the Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

          (A) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 20% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and rated at least AA by Fitch Ratings (or, if not rated by Fitch Ratings, rated at least Aa by Moody's or, if not rated by Moody's, rated AAA by S&P); or

          (B) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch Ratings (or, if not rated by Fitch Ratings, rated at least Baa by Moody's or, if not rated by Moody's, rated at least A or AA by S&P)

   (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

      (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Fitch Ratings if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch Ratings and the Fund; and

      (iv) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

   "Fitch Industry Classification" means, for the purpose of determining Fitch Eligible Assets, each of the following industry classifications (or such other classifications as Fitch Ratings may from time to time approve for application to the Preferred Shares):

                       1.  Aerospace & Defense
                       2.  Automobiles
                       3.  Banking, Finance & Real Estate
                       4.  Broadcasting & Media
                       5.  Building & Materials
                       6.  Business Services
                       7.  Cable
                       8.  Chemicals
                       9.  Computers & Electronics
                       10. Consumer Products
                       11. Energy
                       12. Environmental Services
                       13. Farming & Agriculture
                       14. Food, Beverage & Tobacco
                       15. Gaming, Lodging & Restaurants
                       16. Healthcare & Pharmaceuticals
                       17. Industrial/Manufacturing
                       18. Insurance
                       19. Leisure & Entertainment
                       20. Metals & Mining
                       21. Packaging and Containers
                       22. Paper & Forest Products
                       23. Retail
                       24. Sovereign
                       25. Structured Finance Obligations
                       26. Supermarkets & Drugstores
                       27. Telecommunications
                       28. Textiles & Furniture
                       29. Transportation
                       30. Utilities

   The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and Fitch Ratings, to the extent the Fund considers necessary.

   "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

      (i) "Fitch Loan Category A"-- means Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

      (ii) "Fitch Loan Category B"-- means: (A) Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

      (iii) "Fitch Loan Category C"-- means: (A) Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.70 but less than $0.80; (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.75 but less than $0.85; and
   (C) Performing Bank Loans without an Approved Price rated BB- or higher by Fitch Ratings. If a security is not rated by Fitch Ratings but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a rating by Fitch Ratings of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used).

      (iv) "Fitch Loan Category D"-- means Bank Loans not described in any of the foregoing categories.

   Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall in more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

   "Fitch Ratings" means Fitch, Inc., doing business as Fitch Ratings, or its successors.

   "Foreign Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

   "Fund" means PIMCO High Income Fund, a Massachusetts business trust that is the issuer of the Preferred Shares.

   "Hold Order" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

   "Initial Dividend Payment Date" means, with respect to a series of Preferred Shares, the initial dividend payment date with respect to the Initial Dividend Period as determined by the Board of Trustees or pursuant to its delegated authority with respect to such series.

   "Initial Dividend Period" means, for each series of Preferred Shares, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date.

   "Interest Equivalent" has the meaning set forth in the definition of "'AA' Financial Composite Commercial Paper Rate."

   "IRS" has the meaning specified under "Summary--Federal Income Taxation" in this prospectus.

   "Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

   "Long Term Dividend Period" has the meaning specified under "Summary--Dividends on Preferred Shares" in this prospectus.

   "Manager" has the meaning specified under "Summary--Investment Manager" in this prospectus.

   "Mandatory Redemption Price" has the meaning specified under "Description of Preferred Shares--Redemption--Mandatory Redemption" in this prospectus.

   "Market Value" of any asset of the Fund means the market value thereof determined by the Pricing Service. The Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked prices or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service, using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two bid quotations obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. If two bid quotations are not readily available for any securities, such securities shall be valued in good faith at fair value pursuant to procedures approved by the Board of Trustees. Futures contracts and options are valued at the closing prices for such instruments established by the exchange or board of trade on which they are traded or, if market quotations are not readily available, are valued at fair value in good faith pursuant to procedures approved by the Board of Trustees. All other assets will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

   "Maximum Applicable Rate" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

   "Moody's" means Moody's Investors Service, Inc. or its successors.

   "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

      (i) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                                           Below B
Term to Maturity of                                                          and
Corporate Debt Security                     Aaa   Aa   A   Baa   Ba   B   Unrated/1/
-----------------------                     ---  ---  ---  ---  ---  ---  ---------
1 year or less............................. 109% 112% 115% 118% 137% 150%    250%
2 years or less (but longer than 1 year)... 115  118  122  125  146  160     250
3 years or less (but longer than 2 years).. 120  123  127  131  153  168     250
4 years or less (but longer than 3 years).. 126  129  133  138  161  176     250
5 years or less (but longer than 4 years).. 132  135  139  144  168  185     250
7 years or less (but longer than 5 years).. 139  143  147  152  179  197     250
10 years or less (but longer than 7 years). 145  150  155  160  189  208     250
15 years or less (but longer than 10 years) 150  155  160  165  196  216     250
20 years or less (but longer than 15 years) 150  155  160  165  196  228     250
30 years or less (but longer than 20 years) 150  155  160  165  196  229     250
Greater than 30 years...................... 165  173  181  189  205  240     250

--------
/1/ Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch Ratings, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P and Fitch Ratings, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch Ratings are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the rating by S&P and/or Fitch Ratings does not seem to approximate a Moody's rating equivalent.

   The Moody's Discount Factors presented in the immediately preceding table will also apply to Moody's Eligible Assets that are FHLB, FNMA and FFCB Debentures and to rated TRACERs and TRAINs, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER or TRAIN, provided that the Moody's Discount Factors determined from the table shall be multiplied by a factor of 120% for purposes of calculating the Discounted Value of TRAINs. The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 110% for purposes of calculating the Discounted Value of such securities.

      (ii) Preferred stock: The Moody's Discount Factor for preferred stock shall be (A) for preferred stocks issued by a utility, 155%; (B) for preferred stocks of industrial and financial issuers, 209%; and (C) for auction rate preferred stocks, 350%.

      (iii) Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature within the Moody's Exposure Period or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

      (iv) U.S. Government Securities and U.S. Treasury Strips:

                                            U.S. Government Securities U.S. Treasury Strips
Remaining Term to Maturity                       Discount Factor         Discount Factor
--------------------------                  -------------------------- --------------------
1 year or less.............................            107%                    107%
2 years or less (but longer than 1 year)...            113                     115
3 years or less (but longer than 2 years)..            118                     121
4 years or less (but longer than 3 years)..            123                     128
5 years or less (but longer than 4 years)..            128                     135
7 years or less (but longer than 5 years)..            135                     147
10 years or less (but longer than 7 years).            141                     163
15 years or less (but longer than 10 years)            146                     191
20 years or less (but longer than 15 years)            154                     218
30 years or less (but longer than 20 years)            154                     244

      (v) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

      (vi) Bank Loans: The Moody's Discount Factor applied to senior Bank Loans ("Senior Loans") shall be the percentage specified in the table below opposite such Moody's Loan Category:

                     Moody's Loan Category Discount Factor
                     --------------------- ---------------
                               A..........       118%
                               B..........       137
                               C..........       161
                               D..........       222
                               E..........       222

      (vii) Asset-backed and mortgage-backed securities: The Moody's Discount Factor applied to asset-backed securities shall be 131%. The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

Remaining Term to Maturity                  Cash Flow Retained Cash Flow Excluded
--------------------------                  ------------------ ------------------
3 years or less............................        133%               141%
7 years or less (but longer than 3 years)..        142                151
10 years or less (but longer than 7 years).        158                168
20 years or less (but longer than 10 years)        174                185

   The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

                Coupon     Cash Flow Retained Cash Flow Excluded
                ------     ------------------ ------------------
                5%........        166%               173%
                6%........        162                169
                7%........        158                165
                8%........        154                161
                9%........        151                157
                10%.......        148                154
                11%.......        144                154
                12%.......        142                151
                13%.......        139                148
                adjustable        165                172

The Moody's Discount Factor applied to fixed-rate pass-throughs that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph (relating to whole loans).

The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

                Coupon     Cash Flow Retained Cash Flow Excluded
                ------     ------------------ ------------------
                5%........        172%               179%
                6%........        167                174
                7%........        163                170
                8%........        159                165
                9%........        155                161
                10%.......        151                158
                11%.......        148                157
                12%.......        145                154
                13%.......        142                151
                adjustable        170                177

      (viii) Municipal debt obligations: The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below (provided that, except as provided in the following table, any municipal obligation (excluding any short-term municipal obligation) not rated by Moody's but rated by S&P shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating):

Exposure Period                        Aaa/1/ Aa/1/ A/1/ Baa/1/ Other/2/ (V)MIG-1/3/ SP-1+/4/ Unrated/5/
---------------                        -----  ----  ---  -----  -------  ----------  -------  ---------
7 weeks...............................  151%  159%  166%  173%    187%      136%       148%      225%
8 weeks or less but greater than seven
  weeks...............................  154   161   168   176     190       137        149       231
9 weeks or less but greater than eight
  weeks...............................  158   163   170   177     192       138        150       240

--------
/1/ Moody's rating.
/2/ Municipal debt obligations not rated by Moody's but rated BBB by S&P.
/3/ Municipal debt obligations rated MIG-1 or (V)MIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
/4/ Municipal debt obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.
/5/ Municipal debt obligations rated less than Baa3 or not rated by Moody's and less than BBB or not rated by S&P, not to exceed 10% of Moody's Eligible Assets.

      (ix) Structured Notes: The Moody's Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. Government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (iii) under this definition.

      (x) REITs:

          (a) Common stock and preferred stock of REITs and other real estate companies:

                                                                     Discount Factor/1,2/
                                                                     -------------------
Common stock of REITs...............................................         154%
Preferred stock of REITs
  with senior implied or unsecured Moody's (or Fitch Ratings) rating         154%
  without senior implied or unsecured Moody's (or Fitch Ratings)
  rating............................................................         208%
Preferred stock of other real estate companies
  with senior implied or unsecured Moody's (or Fitch Ratings) rating         208%
  Without senior implied or unsecured Moody's (or Fitch Ratings)
  rating............................................................         250%

--------
/1/ A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.
/2/ A Discount Factor of 250% will be applied if the market capitalization
    (including common stock and preferred stock) of an issuer is below $500 million.

          (b) Debt securities of REITs and other real estate companies:

                                    Moody's Rating Category
                            ---------------------------------------
           Term to Maturity Aaa   Aa   A   Baa   Ba   B   Caa  NR/1/
           ---------------- ---- ---- ---- ---- ---- ---- ---- ----
               1 year...... 109% 112% 115% 118% 119% 125% 225% 250%
               2 year...... 115% 118% 122% 125% 127% 133% 225% 250%
               3 year...... 120% 123% 127% 131% 133% 140% 225% 250%
               4 year...... 126% 129% 133% 138% 140% 147% 225% 250%
               5 year...... 132% 135% 139% 144% 146% 154% 225% 250%
               7 year...... 139% 143% 147% 152% 156% 164% 225% 250%
               10 year..... 145% 150% 155% 160% 164% 173% 225% 250%
               15 year..... 150% 155% 160% 165% 170% 180% 225% 250%
               20 year..... 150% 155% 160% 165% 170% 190% 225% 250%
               30 year..... 150% 155% 160% 165% 170% 191% 225% 250%

--------
/1/ If a security is unrated by Moody's but is rated by Fitch Ratings, a rating two numeric ratings below the rating by Fitch Ratings will be used (e.g., where the rating is AAA, a Moody's rating of Aa2 will be used; where the rating by Fitch Ratings is AA+, a Moody's rating of Aa3 will be used). If a security is unrated by either Moody's or Fitch Ratings, the Fund will use the percentage set forth under "NR" in this table.

   "Moody's Eligible Assets" means

      (i) cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

      (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

      (iii) U.S. Government Securities and U.S. Treasury Strips;

      (iv) Rule 144A Securities;

      (v) Senior Loans and other Bank Loans approved by Moody's;

      (vi) Corporate debt securities if (A) such securities are rated Caa or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to

   U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

   Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least Caa by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language;

      (vii) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, common stock or its equivalent at any time over the respective lives of such securities, (C) the issuer of such preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000, and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

      (viii) Asset-backed and mortgage-backed securities:

          (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA by S&P, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Trust, and
       (3) the expected average life of the securities is not greater than 4 years;

          (B) Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Trust (1) has been rated Aaa by Moody's or AAA by S&P, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

          (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs"), provided that such PACs or TACs are
       (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

          (D) Consolidated senior debt obligations of Federal Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance

       Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA,
       (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

          (E) Mortgage pass-throughs rated at least Aa by Moody's and pass-throughs issued prior to 1987 (if rated AA by S&P and based on fixed-rate mortgage loans) by Travelers Mortgage Services, Citicorp Homeowners, Citibank, N.A., Sears Mortgage Security or RFC - Salomon Brothers Mortgage Securities, Inc., provided that (1) certificates must evidence a proportional undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one-to-four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

          (F) Private-placement mortgage pass-throughs, provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and that funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

          (G) Whole loans (e.g., direct investments in mortgages), provided that (1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable,
       (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate or the fixed-rate pool and that the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and (e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; and (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period;

      (ix) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000;

      (x) Structured Notes, rated TRACERs and TRAINs;

      (xi) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the Preferred Shares; and

      (xii) common stock, preferred stock or any debt security of REITs or real estate companies.

   In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                      Maximum Single Maximum Single Minimum Issue Size
          Ratings/1/   Issuer/2,3/   Industry/3,4/  ($ in millions)/5/
          ---------   -------------- -------------- ------------------
          Aaa........      100%           100%            $  100
          Aa.........       20             60                100
          A..........       10             40                100
          Baa........        6             20                100
          Ba.........        4             12              50/6/
          B1-B2......        3              8              50/6/
          B3 or below        2              5              50/6/

--------
/1/ Refers to the preferred stock and senior debt rating of the portfolio holding.
/2/ Companies subject to common ownership of 25% or more are considered to be one issuer.
/3/ Percentages represent a portion of the aggregate Market Value of corporate debt securities.
/4/ Industries are determined according to Moody's Industry Classifications, as defined herein.
/5/ Except for preferred stock, which has a minimum issue size of $50 million. /6/ Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

   Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset, and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and if such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

   Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

   "Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

   "Moody's Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, subject to the following limitations:

      (i) the Fund will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

          (A) outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

          (B) outstanding financial futures contracts based on any index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

      (ii) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

          (A) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P); or

          (B) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 80% of the aggregate Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P)

   (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund);

      (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Fund;

      (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

      (v) the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

      (vi) the Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative so long as the combination of the Fund's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic

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   result, that could be achieved by an investment, consistent with the Fund's investment objectives and policies, in a security that is not an option or futures transaction, and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

      (vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

   "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

      1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

      2. Automobile: Automobile Equipment, Auto Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

      3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

      4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

      5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

      6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

      7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

      8. Personal and Non-Durable Consumer Products (manufacturing only):
         Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

      9. Diversified/Conglomerate Manufacturing

     10. Diversified/Conglomerate Service

     11. Diversified Natural Resources, Precious Metals and Minerals:
         Fabricating, Distribution

     12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

     13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

     14. Finance: Investment Brokerage, Leasing, Syndication, Securities

     15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

     16. Grocery: Grocery Stores, Convenience Food Stores

     17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

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

     18. Home and Office Furnishings, Housewares, and Durable Consumer
         Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

     19. Hotels, Motels, Inns and Gaming

     20. Insurance: Life, Property and Casualty, Broker, Agent, Surety

     21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

     22. Machinery (non-agricultural, non-construction, non-electronic):
         Industrial, Machine Tools, Steam Generators

     23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

     24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
         Drilling

     25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, TV, Cable Broadcasting Equipment

     26. Cargo Transport: Rail, Shipping, Railroads, Railcar Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

     27. Retail Stores: Apparel, Toy, Variety, Drug, Department, Mail Order Catalog, Showroom

     28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

     29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

     30. Personal Transportation: Air, Bus, Rail, Car Rental

     31. Utilities: Electric, Water, Hydro Power, Gas

     32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

   The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and Moody's, to the extent the Fund considers necessary.

   "Moody's Loan Category" means the following five categories (and, for purposes of this categorization, the Market Value of a Moody's Eligible Asset trading at par is equal to $1.00):

      (i) "Moody's Loan Category A" means Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

      (ii) "Moody's Loan Category B" means: (A) Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

      (iii) "Moody's Loan Category C" means: (A) Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.70 but less than $0.80; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.75 but less than $0.85.

      (iv) "Moody's Loan Category D" means Senior Loans which have a Market Value or an Approved Price less than $0.75.

      (v) "Moody's Loan Category E" means non-Senior Loans which have a Market Value or an Approved Price.

   Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Loan Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Loan Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Loan Category with the lowest applicable Moody's Discount Factor.

   "NAV" has the meaning specified under "Net Asset Value" in this prospectus.

   "1940 Act" means the Investment Company Act of 1940, and the rules and regulations thereunder, each as amended from time to time.

   "1940 Act Cure Date" has the meaning specified under "Description of Preferred Shares--Asset Maintenance--1940 Act Preferred Shares Asset Coverage" in this prospectus.

   "1940 Act Preferred Shares Asset Coverage" has the meaning specified under "Rating Agency Guidelines" in this prospectus.

   "Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

   "Non-Payment Period" has the meaning specified under "Description of Preferred Shares--Dividends--Non-Payment Period; Late Charge" in this prospectus.

   "Non-Payment Period Rate" has the meaning specified under "Description of Preferred Shares--Dividends--Non-Payment Period; Late Charge" in this prospectus.

   "Normal Dividend Payment Date" has the meaning specified under "Description of Preferred Shares--Dividends--General" in this prospectus.

   "Notice of Revocation" has the meaning specified under "Description of Preferred Shares--Dividends--Notification of Dividend Period" in this prospectus.

   "Notice of Special Dividend Period" has the meaning specified under "Description of Preferred Shares--Dividends--Notification of Dividend Period" in this prospectus.

   "NRSRO" means a nationally recognized statistical rating organization.

   "Optional Redemption Price" has the meaning specified under "Description of Preferred Shares--Redemption--Optional Redemption" in this prospectus.

   "Order" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

   "Performing" means, with respect to the issuer of any asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

   "PIMCO" means Pacific Investment Management Company LLC.

   "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional Preferred Shares.

   "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring Preferred Shares (or, in the case of an Existing Holder, additional Preferred Shares).

   "Preferred Shares" means the Auction Rate Cumulative Preferred Shares issued pursuant to this prospectus, with a par value of $0.00001 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

   "Preferred Shares Basic Maintenance Amount" has the meaning specified under "Description of Preferred Shares--Asset Maintenance--Preferred Shares Basic Maintenance Amount" in this prospectus.

   "Preferred Shares Basic Maintenance Cure Date" has the meaning specified under "Description of Preferred Shares--Asset Maintenance--Preferred Shares Basic Maintenance Amount" in this prospectus.

   "Preferred Shares Basic Maintenance Report" has the meaning specified under "Description of Preferred Shares--Asset Maintenance--Preferred Shares Basic Maintenance Amount" in this prospectus.

   "Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions" below.

   "Pricing Service" means any pricing service designated by the Board of Trustees and approved by Fitch Ratings, Moody's or any Substitute Rating Agency, as applicable, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

   "Rating Agency" means Moody's or Fitch Ratings, as long as such rating agency is then rating the Preferred Shares, and any Substitute Rating Agency.

   "Reference Rate" means the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

   "REITs" means real estate investment trusts.

   "Reorganization Bonds" has the meaning set forth in paragraph (vi) of the definition of "Fitch Eligible Assets."

   "Request for Special Dividend Period" has the meaning specified under "Description of Preferred Shares--Dividends--Notification of Dividend Period" in this prospectus.

   "Response" has the meaning specified under "Description of Preferred Shares--Dividends--Notification of Dividend Period" in this prospectus.

   "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees.

   "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

   "Securities Act" means the Securities Act of 1933, and the rules and regulations thereunder, each as amended from time to time.

   "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

   "Sell Order" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

   "Senior Loans" has the meaning set forth under the definition of "Moody's Discount Factor."

   "7-Day Dividend Period" means a Subsequent Dividend Period that (a) consists of seven days or (b) would consist of seven days but for the fact that the Dividend Payment Date which immediately follows, or the Dividend Payment Date which falls within, such Subsequent Dividend Period is not a Business Day.

   "Short Term Dividend Period" has the meaning specified under "Summary--Dividends on Preferred Shares" in this prospectus.

   "Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

      (i) commercial paper rated either F1 by Fitch Ratings or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F1+ by Fitch Ratings or A-1+ by S&P if such commercial paper matures in over 30 days;

      (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of, (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

      (iii) overnight funds;

      (iv) U.S. Government Securities; and

      (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F1+ from Fitch Ratings or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch Ratings or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch Ratings and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch Ratings or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

   "Special Dividend Period" has the meaning specified under "Prospectus Summary--Dividends on Preferred Shares" in this prospectus.

   "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either or both of (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Auction Agent and the Broker-Dealers, during which the Preferred Shares subject to such Special Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees after consultation with the Auction Agent and the Broker-Dealers, during each year of which the Preferred Shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption, plus a premium expressed as a percentage or percentages of $25,000, as determined by the Board of Trustees after consultation with the Auction Agent and the Broker-Dealers.

   "Structured Notes," for purposes of the definitions of Fitch Discount Factor, Fitch Eligible Assets, Moody's Discount Factor and Moody's Eligible Assets, means privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

   "Submission Deadline" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Submission of Orders by Broker-Dealers to Auction Agent" in this prospectus.

   "Submitted Bid" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this prospectus.

   "Submitted Hold Order" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this prospectus.

   "Submitted Order" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this prospectus.

   "Submitted Sell Order" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this prospectus.

   "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

   "Substitute Rating Agency" means an NRSRO selected by Citigroup Global Markets Inc., or its affiliates and successors, after consultation with the Fund, to act as a substitute rating agency to determine the credit ratings of the Preferred Shares.

   "Sufficient Clearing Bids" has the meaning specified in Subsection 11.10(d)(i) of the Auction Procedures.

   "TRACERs" means traded custody receipts representing direct ownership in a portfolio of underlying securities.

   "TRAINs" means Targeted Return Index Securities, which are trust certificates comprised of bonds that are chosen to track a particular index.

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

   "Treasury Bill" means a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

   "Treasury Bonds" means United States Treasury Bonds or Notes.

   "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

   "Underwriters" has the meaning specified under "Summary--The Offering" in this prospectus.

   "U.S. Government Securities," for purposes of the definitions of Fitch Discount Factor, Fitch Eligible Assets, Moody's Discount Factor, Moody's Eligible Assets and Short Term Money Market Instruments, means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

   "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

   "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

   "Valuation Date" has the meaning specified under "Description of Preferred Shares--Asset Maintenance--Preferred Shares Basic Maintenance Amount" in this prospectus.

   "Volatility Factor" means 1.89.

   "Winning Bid Rate" has the meaning specified under "Description of Preferred Shares--Auction Procedures--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this prospectus.

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                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

   The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

   High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

   Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

   Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

   Following is a description of the rating categories of Moody's, S&P and Fitch Ratings applicable to debt securities.

Moody's Investors Service, Inc.

  Corporate and Municipal Bond Ratings

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

   Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

   Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

   Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Corporate Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

  Short-Term Loans

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's Ratings Services

  Issue Credit Rating Definitions

   A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

   Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  Corporate and Municipal Bond Ratings

  Investment Grade

   AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Speculative Grade

   Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC: An obligation rated CC is currently highly vulnerable to nonpayment.

   C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

   CI: The rating CI is reserved for income bonds on which no interest is being paid.

   D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

   The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

   N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Commercial Paper Rating Definitions

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

   A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

   A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

   D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Ratings

AAA

   Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

   Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

   High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

   Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

   Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

   Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

   Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

   Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

  Short-Term Ratings

   The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

   Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

   Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

   Default. Denotes actual or imminent payment default.

================================================================================

                                 $900,000,000

[LOGO] PIMCO ADVISORS

                            PIMCO High Income Fund

                   Auction Rate Cumulative Preferred Shares
                           7,200 Shares, Series M
                           7,200 Shares, Series T
                           7,200 Shares, Series W
                           7,200 Shares, Series TH
                           7,200 Shares, Series F

                                   --------

                                  PROSPECTUS

                                 June 23, 2003

                                   --------



                                   Citigroup
                              Merrill Lynch & Co.
                              UBS Investment Bank

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             PIMCO HIGH INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 23, 2003


     PIMCO High Income Fund (the "Fund") is a recently organized, diversified closed-end management investment company.


     This Statement of Additional Information relating to auction rate cumulative preferred shares of the Fund ("Preferred Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating thereto dated June 23, 2003 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (877) 819-2224. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS


USE OF PROCEEDS ...........................................................   3
INVESTMENT OBJECTIVES AND POLICIES ........................................   3
INVESTMENT RESTRICTIONS ...................................................  44
MANAGEMENT OF THE FUND ....................................................  46
INVESTMENT MANAGER AND PORTFOLIO MANAGER ..................................  56
PORTFOLIO TRANSACTIONS ....................................................  61
DISTRIBUTIONS .............................................................  63
DESCRIPTION OF SHARES .....................................................  63
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST ............  64
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND ..................  66
TAX MATTERS ...............................................................  68
PERFORMANCE RELATED AND COMPARATIVE INFORMATION ...........................  76
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSMENT AGENT ..................  77
INDEPENDENT ACCOUNTANTS ...................................................  77
COUNSEL ...................................................................  77
REGISTRATION STATEMENT ....................................................  77
FINANCIAL STATEMENTS ......................................................  79
APPENDIX A - Auction Procedures ........................................... A-1
APPENDIX B - Settlement Procedures ........................................ B-1

       This Statement of Additional Information is dated June 23, 2003.

                                 USE OF PROCEEDS


     The net proceeds of the offering of Preferred Shares of the Fund will be approximately $890,400,000 after payment of offering costs and the sales load.


     Pending investment in U.S. dollar-denominated debt obligations and other securities that meet the Fund's investment objectives and policies, it is anticipated that the net proceeds of the offering will be invested in high quality, short-term securities.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

High Yield Securities ("Junk Bonds")

     As described under "The Fund's Investment Objectives and Strategies" in the Prospectus, under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (plus any borrowing for investment purposes) in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody's Investors Service, Inc. ("Moody's"), below BBB by either Standard and Poor's ("S&P") or Fitch, Inc. ("Fitch Ratings"), or below a comparable rating by Dominion Bond Rating Service Limited ("Dominion")) or unrated but judged by Pacific Investment Management Company LLC ("PIMCO"), the Fund's portfolio manager, to be of comparable quality. These securities are sometimes referred to as "high yield" securities or "junk bonds." The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa (or a comparable rating by Dominion) or lower by each agency rating the security or unrated but judged by PIMCO to be of comparable quality.

     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on PIMCO's research and analysis when investing in high yield securities. PIMCO seeks to minimize the risks of investing through in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of the ratings of securities by Moody's, S&P, Fitch Ratings and Dominion is set forth in Appendix A to the Prospectus. The ratings of Moody's, S&P, Fitch Ratings and Dominion represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Corporate Bonds

     The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date.

     The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, smaller company risk and management risk.

Credit Default Swaps

     The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

     PIMCO currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund's limitations on on illiquid investments.

Commercial Paper

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objectives and policies, including unrated commercial paper for which PIMCO has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody's, S&P, Fitch Ratings and Dominion to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Preferred Stock

     Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

     Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Convertible Securities and Synthetic Convertible Securities

     The Fund may invest in convertible securities, which are bonds, debentures, notes or other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. PIMCO will generally evaluate these instruments based on their debt characteristics.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of convertible securities may tend to cushion the securities against declines in the price of the underlying asset. However, the income component of convertible securities will typically cause fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. See "--High Yield Securities ("Junk Bonds") above.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives.

     The Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

Bank Obligations

     Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

     Subject to the Fund's limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, the Fund may invest without limit in U.S. dollar-denominated obligations of foreign banks and up to 15% of its total assets in foreign bank obligations denominated in foreign currencies (of both developed and "emerging market" countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "--Foreign (Non-U.S.) Securities" below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations and Assignments

     The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid. Bank loans purchased by the Fund will typically be part of an issue of at least $250 million in par value, which PIMCO believes are generally more liquid than bank loans that are part of smaller issues.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

     The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on PIMCO's research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

     Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (PIKs) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the

Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Foreign (Non-U.S.) Securities

     The Fund may invest some or all of its total assets in U.S. dollar-denominated debt obligations of foreign issuers, including foreign issuers, such as foreign banks (see "--Bank Obligations" above), and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national government entities. The Fund may also invest up to 15% of its total assets in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest without limit in U.S. dollar-denominated securities of issues located in developed countries, and may invest up to 7.5% of its total assets in securities (regardless of the currency in which such investments are denominated) of issues located in "emerging market" countries.

     The U.S. dollar-denominated foreign securities in which the Fund may invest include Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     The Fund may also invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     The Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting; auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     Emerging Market Securities. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     The Fund's investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal income tax purposes.

Foreign Currency Transactions

     The Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "--Derivative Instruments" below), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts ("forwards") with terms generally of less than one year. The Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund normally will seek to hedge at least 75% of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and PIMCO may decide not to use hedging transactions that are available.

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Fund's custodian of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

     Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     Direct Hedge. If PIMCO wants to eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO believes that the Fund can benefit from price appreciation in a given country's debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

     Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund's dividend distribution and are not reflected in its yield.

     Tax Consequences of Hedging. Under applicable tax law, the Fund's hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

     Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants(SM) ("CEWs(SM)"), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time values" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance Indexed Paper. Performance indexed paper ("PIPs(SM)") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Derivative Instruments

     In pursuing its investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging or risk management purposes or as part of its overall investment strategy. The Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objectives. The Fund may invest in derivatives without limit for hedging purposes, and may invest up to 25% (10% within 90 days of the date of the Prospectus) of its total assets in derivatives for non-hedging purposes. For these purposes, "hedging purposes" shall include the use of a derivative instrument to cause the Fund to more closely resemble the Merrill Lynch U.S. High Yield BB-B Rated Index with respect to credit quality, average portfolio duration, and/or average portfolio yield-to-maturity.

     The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

     Options on Securities, Swap Agreements and Indexes. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

     Futures Contracts and Options on Futures Contracts. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on debt obligations (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's debt obligations or the price of the debt obligations that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. As noted above, the Fund generally intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in the money," would exceed 5% of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

     Swap Agreements. The Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies. See "--Certain Interest Rate Transactions" below and "The Fund's Investment Objectives and Strategies--Certain Interest Rate Transactions" in the Prospectus. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write
(sell) and purchase put and call swaptions.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund, except with regard to credit default swaps, as described below, may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities and borrowings.

     Whether the Fund's use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on PIMCO's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA.

     Certain Interest Rate Transactions. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund's variable rate payment obligation on any preferred shares of beneficial interest that the Fund may issue (the "Preferred Shares") or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Common Shares as a result of the Fund's investments and capital structure, and may also use these instruments for other hedging purposes.

Mortgage-Related and Other Asset-Backed Securities

     The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. See "--Mortgage Pass-Through Securities" below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See "--Collateralized Mortgage Obligations ("CMOs")" below.

     Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the "GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"). The principal governmental guarantor of mortgage-related securities is the

GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund's use of these transactions will be limited by the Fund's limitations on illiquid investments to the extent they are deemed illiquid.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restriction (see "Investment Restrictions") by virtue of the exclusion from that restriction available to all U.S.

Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds (the "Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the "Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.


     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     Other Asset-Backed Securities. Similarly, PIMCO expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates ("EETCs"), Certificates for Automobile Receivables(SM) ("CARS(SM)") and Collateralized Debt Obligations ("CDOs").


     Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

     CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.


     The Fund may invest in CDOs, which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the residual or "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


     Consistent with the Fund's investment objectives and policies, PIMCO also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Variable and Floating Rate Securities

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Inflation-Indexed Bonds

     The Fund may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will be original issue discount which is taxable as ordinary income in the year accrued, even though investors do not receive their principal, including any increases thereto, until maturity. See "Tax Matters-- Discount Obligations and Payment-in-Kind Securities" below.

Event-Linked Bonds

     The Fund may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

Delayed Funding Loans and Revolving Credit Facilities

     The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

     The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "--Loan Participations and Assignments." Participation interests in revolving credit facilities will be subject to the limitations discussed in "--Loan Participations and Assignments." Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund's investment restriction relating to the lending of funds or assets by the Fund.

Structured Notes and Other Hybrid Instruments

     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Fund may use structured notes to add leverage to the portfolio and for investment as well as risk management purposes, such as to reduce the interest rate sensitivity of the Fund's portfolio (and thereby decrease the Fund's exposure to interest rate risk). Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, by reducing the duration of the Fund's portfolio, structured notes may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline). Although structured instruments are not necessarily illiquid, PIMCO believes that currently most structured instruments are illiquid.

     The Fund may invest in other types of "hybrid" instruments which combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Reverse Repurchase Agreements

     The Fund may enter into reverse repurchase agreements and economically similar transactions in order to add leverage to the portfolio or for hedging or cash management purposes. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may (but is not required to) segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's total assets.

     The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.

Repurchase Agreements

     For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. PIMCO will monitor the creditworthiness of the counter parties.

U.S. Government Securities

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "--Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities." Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Municipal Bonds

     The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income taxes ("municipal bonds"), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

     Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

     Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Borrowing

     The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the holders of Preferred Shares ("Preferred Shareholders") and holders of any other senior securities of the Fund to elect a majority of the Trustees of the Fund.

     As described in the Prospectus, the Fund may also enter into transactions that may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, credit default swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions. To mitigate leverage risk from such transactions, the Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, to the extent that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, would exceed 38% of the Fund's total assets. The Fund's use of these transactions may also be limited by the Fund's limitations on illiquid investments to the extent they are determined to be illiquid. See

"The Fund's Investment Objectives and Strategies--Portfolio Contents and Other Information," "Risks--Liquidity Risk" and "Preferred Shares and Related Leverage" in the Prospectus.

     As described above, the Fund will, under certain circumstances, cover its commitment under these instruments by the segregation of assets determined to be liquid by PIMCO in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or owning positions covering its obligations. In such cases, the instruments will not be considered "senior securities" under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Mortgage Dollar Rolls

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

Short Sales

     The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in so-called "naked" short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund's losses could theoretically be unlimited, provided that the Fund will not engage in such naked short sales in excess of 5% of the Fund's total assets and that the Fund will not engage in any such naked short sales within 90 days from the date of the Prospectus.

Illiquid Securities

     The Fund may invest up to 15% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). For these purposes, bank loans that are part of an issue of at least $250 million in par value will not be considered illiquid, although the Fund's investments in such bank loans, together with its investments in illiquid securities, will not exceed 20% of its total assets. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what PIMCO believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

     A change in the securities held by the Fund is known as "portfolio turnover." PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

     The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Warrants to Purchase Securities

     The Fund may invest in warrants to purchase debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Securities Loans

     Subject to the Fund's "Investment Restrictions" listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by PIMCO to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Participation on Creditors Committees

     The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Short-Term Investments / Temporary Defensive Strategies

     Upon PIMCO's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in investment grade debt securities, including high quality, short-term debt instruments. Such investments may prevent the Fund from achieving its investment objectives.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest of the Fund (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest of the Fund (including the Preferred Shares) voting as a separate class:

           (1) Concentrate its investments in a particular "industry," as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

           (2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

           (3) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

           (4) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

           (5) Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

           (6) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

           (7) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowing, is at least 300% of such principal amount.

     Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors' and qualifying shares.

     For purposes of the foregoing and "Description of Shares--Preferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

     Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

     The Fund may not change its policy to invest at least 80% of its net assets (plus any borrowing for investment purposes) in debt securities that are rated below investment grade (below Baa by Moody's, below BBB by either S&P or Fitch Ratings, or below a comparable rating by Dominion) or unrated but judged by PIMCO to be of comparable quality, unless it provides shareholders with at least 60 days' written notice of such change.

     To the extent the Fund covers its commitment under a reverse repurchase agreement, credit default swap or other derivative instrument by the segregation of assets determined by PIMCO to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

     It is a condition of the issuance of the Preferred Shares that they be issued with a credit quality rating of "Aaa" from Moody's and "AAA" from Fitch Ratings. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch Ratings. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on holders of the Common Shares ("Common Shareholders") or its ability to achieve its investment objectives. Moody's and Fitch Ratings receive fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

Trustees and Officers

     The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

     The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

                              Independent Trustees*


                                                                                            Number of
                                                                                            Portfolios
                                              Term of                                        in Fund
                             Position(s)    Office and                                       Complex          Other
                              Held with      Length of       Principal Occupation(s)       Overseen by    Directorships
   Name, Address and Age         Fund       Time Served      During the Past 5 Years         Trustee     Held by Trustee
Robert E. Connor*            Trustee       Since          Trustee, Fixed Income                16             None.
Age 68                                     inception      SHares, Nicholas-Applegate
                                           (February      Convertible & Income Fund,
                                           2003).         PIMCO Corporate Opportunity
                                                          Fund, PIMCO Corporate Income
                                                          Fund,PIMCO Municipal
                                                          Income Fund, PIMCO
                                                          California Municipal
                                                          Income Fund, PIMCO New
                                                          York Municipal Income
                                                          Fund,

                                                                                          Number of
                                                                                          Portfolios
                                              Term of                                      in Fund
                             Position(s)    Office and                                     Complex          Other
                              Held with      Length of       Principal Occupation(s)     Overseen by    Directorships
   Name, Address and Age         Fund       Time Served      During the Past 5 Years       Trustee     Held by Trustee
                                                          PIMCO Municipal Income
                                                          Fund II, PIMCO California
                                                          Municipal Income Fund II,
                                                          PIMCO New York Municipal
                                                          Income Fund II, PIMCO
                                                          Municipal Income Fund III,
                                                          PIMCO California Municipal
                                                          Income Fund III and PIMCO
                                                          New York Municipal Income
                                                          Fund III; Director,
                                                          Municipal Advantage Fund,
                                                          Inc.; Corporate Affairs
                                                          Consultant.  Formerly,
                                                          Senior Vice President,
                                                          Corporate Office, Salomon
                                                          Smith Barney Inc.
                                                          (predecessor to Citigroup
                                                          Global Markets Inc.)

John J. Dalessandro II**     Trustee       Since          President and Director, J.J.        13            None.
Age 65                                     inception      Dalessandro II Ltd.,
                                           (February      registered broker-dealer and
                                           2003).         member of the New York Stock
                                                          Exchange; Trustee,
                                                          Nicholas-Applegate
                                                          Convertible & Income
                                                          Fund, PIMCO Corporate
                                                          Opportunity Fund,
                                                          PIMCO Corporate Income
                                                          Fund, PIMCO Municipal
                                                          Income Fund, PIMCO
                                                          California Municipal
                                                          Income Fund, PIMCO New
                                                          York Municipal Income
                                                          Fund, PIMCO Municipal
                                                          Income Fund II, PIMCO
                                                          California Municipal
                                                          Income Fund II, PIMCO
                                                          New York Municipal
                                                          Income Fund II, PIMCO
                                                          Municipal Income Fund
                                                          III, PIMCO California
                                                          Municipal Income Fund
                                                          III and PIMCO New York
                                                          Municipal Income Fund
                                                          III.

Hans W. Kertess              Trustee       Since          President, H. Kertess &              8            None
Age 63                                     June           Co.; Trustee, PIMCO
                                           2003           Corporate Fund, PIMCO
                                                          Municipal Income
                                                          Fund, PIMCO California
                                                          Municipal Income Fund,
                                                          PIMCO New York Municipal
                                                          Income Fund, PIMCO
                                                          Municipal Income Fund II,
                                                          PIMCO California Municipal
                                                          Income Fund II and PIMCO
                                                          New York Municipal Income
                                                          Fund II. Formerly, Managing
                                                          Director, Royal Bank of
                                                          Canada Capital Markets.

----------------

* In addition to the positions noted, Mr. Connor previously provided occasional editorial consulting services as an independent contractor to an administrative unit of Smith Barney, an affiliate of Citigroup Inc., the parent company of Citigroup Global Markets Inc.

** Mr. Dalessandro is treated by the Fund as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Manager, PIMCO or the Underwriters, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "Exchange") that operates as a floor broker effects portfolio transactions for other brokers, generally members of the Exchange, and one unrelated investment advisor.

                               Interested Trustees

         Currently no Trustees are treated as "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund.

         In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders, unless any preferred shares of beneficial interest are outstanding, in which event the holders of the preferred shares, voting as a separate class, will elect two Trustees and the remaining Trustee shall be elected by Common Shareholders and the Preferred Shareholders, voting together as a single class. The holders of preferred shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

                                    Officers

                               Position(s)   Term of Office
                                Held with    and Length of
     Name, Address and Age         Fund      Time Served       Principal Occupation(s) During the Past 5 Years
Stephen J. Treadway             Chairman      Since           Member, Board of Management, Allianz Dresdner Asset
2187 Atlantic Street                          inception       Management GmbH; Managing Director, Allianz Dresdner
Stamford, CT 06902                            (February       Asset Management of America L.P.; Managing Director
Age 55                                        2003).          and Chief Executive Officer, PIMCO Advisors Fund
                                                              Management LLC; Managing Director and Chief
                                                              Executive Officer, PIMCO Advisors Distributors LLC
                                                              ("PAD"); Trustee and Chairman, PIMCO Funds:
                                                              Multi-Manager Series; Chairman, Fixed Income SHares;
                                                              Trustee, Chairman and President, OCC Accumulation Trust;
                                                              Trustee and Chairman, PIMCO Corporate Income Fund,
                                                              PIMCO Municipal Income Fund, PIMCO California Municipal
                                                              Income Fund, PIMCO New York Municipal Income Fund,
                                                              PIMCO Municipal Income Fund II, PIMCO California
                                                              Municipal Income Fund II, PIMCO New York Municipal Income
                                                              Fund II and Municipal Advantage Fund, Inc.; Chairman,
                                                              Nicholas-Applegate Convertible & Income Fund, PIMCO
                                                              Corporate Opportunity Fund, PIMCO Municipal Income Fund III,
                                                              PIMCO California Municipal Income Fund III and
                                                              PIMCO New York Municipal Income Fund III.

Brian S. Shlissel               President     Since           Senior Vice President, PIMCO Advisors Fund
Age 38                          and Chief     inception       Management LLC; Executive Vice President and
                                Executive     (February       Treasurer, OCC Accumulation Trust; President and
                                Officer       2003).          Chief Executive Officer, Fixed Income SHares,
                                                              Nicholas-Applegate Convertible & Income Fund,

                                Position(s)   Term of Office
                                 Held with    and Length of
      Name, Address and Age         Fund      Time Served       Principal Occupation(s) During the Past 5 Years
                                                              PIMCO Corporate Opportunity Fund, PIMCO Corporate
                                                              Income Fund, PIMCO Municipal Income Fund, PIMCO
                                                              California Municipal Income Fund, PIMCO New York
                                                              Municipal Income Fund, PIMCO Municipal Income Fund II,
                                                              PIMCO California Municipal Income Fund II, PIMCO
                                                              New York Municipal Income Fund II, PIMCO Municipal
                                                              Income Fund III, PIMCO California Municipal Income
                                                              Fund III, PIMCO New York Municipal Income Fund III and
                                                              Municipal Advantage Fund, Inc.; Formerly, Vice President,
                                                              Mitchell Hutchins Asset Management Inc.

Lawrence G. Altadonna           Treasurer;    Since           Vice President, PIMCO Advisors Fund Management LLC;
Age 36                          Principal     inception       Treasurer and Principal Financial and Accounting
                                Financial     (February       Officer, Nicholas-Applegate Convertible & Income
                                and           2003).          Fund, PIMCO Corporate Opportunity Fund, PIMCO
                                Accounting                    Corporate Income Fund, PIMCO Municipal Income Fund,
                                Officer                       PIMCO California Municipal Income Fund, PIMCO New
                                                              York Municipal Income Fund, PIMCO Municipal Income
                                                              Fund II, PIMCO California Municipal Income Fund II,
                                                              PIMCO New York Municipal Income Fund II,
                                                              PIMCO Municipal Income Fund III, PIMCO California
                                                              Municipal Income Fund III, PIMCO New York Municipal
                                                              Income Fund III and Municipal Advantage Fund,
                                                              Inc.; Treasurer, Fixed Income SHares; Assistant
                                                              Treasurer, OCC Accumulation Trust. Formerly,
                                                              Director of Fund Administration, Prudential Investments.

Newton B. Schott, Jr.           Vice          Since           Managing Director, Chief Administrative Officer,
2187 Atlantic Street            President,    inception       Secretary and General Counsel, PAD; Managing
Stamford, CT 06902              Secretary     (February       Director, Chief Legal Officer and Secretary, PIMCO
Age 60                                        2003).          Advisors Fund Management LLC; President, Chief
                                                              Executive Officer and Secretary, PIMCO Funds:
                                                              Multi-Manager Series; Vice President and
                                                              Secretary, Nicholas-Applegate Convertible &
                                                              Income Fund, PIMCO Corporate Opportunity Fund,
                                                              PIMCO Corporate Income Fund, PIMCO Municipal Income
                                                              Fund, PIMCO California Municipal Income Fund, PIMCO
                                                              New York Municipal Income Fund, PIMCO Municipal Income
                                                              Fund II, PIMCO California Municipal Income Fund II,
                                                              PIMCO New York Municipal Income Fund II, PIMCO Municipal
                                                              Income Fund III, PIMCO California Municipal Income
                                                              Fund III, PIMCO New York Municipal Income Fund III
                                                              and Municipal Advantage Fund, Inc.; Secretary,
                                                              Fixed Income SHares.

Raymond G. Kennedy              Vice          Since           Managing Director, PIMCO; co-portfolio manager of

                                         Term of
                           Position(s)  Office and
                           Held with    Length of
Name, Address and Age         Fund      Time Served   Principal Occupational(s) During the Past 5 Years
840 Newport Center Drive   President    inception     the Fund and other investment vehicles managed by
Newport Beach, CA 92660                 (February     PIMCO; joined PIMCO in 1996.
Age 41                                  2003).

David C. Hinman            Vice         Since         Executive Vice President, PIMCO; co-portfolio
840 Newport Center Drive   President    inception     manager of the Fund and other investment vehicles
Newport Beach, CA 92660                 (February     managed by PIMCO; joined PIMCO in 1995.
Age 35                                  2003).

Charles Wyman              Vice         Since         Executive Vice President, PIMCO; co-portfolio
840 Newport Center Drive   President    inception     manager of the Fund and other investment vehicles
Newport Beach, CA 92660                 (February     managed by PIMCO; joined PIMCO in 2001.
Age 50                                  2003).


       For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

                                                        Positions Held with Affiliated Persons or
                     Name                                  Principal Underwriters of the Fund
             Stephen J. Treadway                                       See above.

              Brian S. Shlissel                                        See above.

              Lawrence Altadonna                                       See above.

            Newton B. Schott, Jr.                                      See above.

             Raymond G. Kennedy                                        See above.

              David C. Hinman                                          See above.

              Charles Wyman                                            See above.


Committees of the Board of Trustees

       Audit Oversight Committee


       Provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all significant services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund, the Manager and PIMCO and the possible effect of those services on the independence of those accountants. Messrs. Kertess and Connor, each of whom is an Independent Trustee, serve on this committee.

       Nominating Committee


       Responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Newton B. Schott, Jr., Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Kertess and Connor, each of whom is an Independent Trustee, serve on this committee.


       Valuation Committee


       Reviews procedures for the valuation of securities and periodically reviews information from the Manager and PIMCO regarding fair value and liquidity determination made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular valuation matters. Messrs. Kertess and Connor, each of whom is an Independent Trustee, serve on this committee.


       Compensation Committee


       The Compensation Committee periodically reviews and sets compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO. Messrs. Kertess and Connor, each of whom is an Independent Trustee, serve on this committee.


Securities Ownership

       For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2002:


                                                            Aggregate Dollar Range of Equity Securities in All
                                Dollar Range of Equity     Registered Investment Companies Overseen by Trustee
        Name of Trustee         Securities in the Fund              in Family of Investment Companies
        Robert E. Connor               None.                                    None.

     John J. Dalessandro II            None.                                    None.

        Hans W. Kertess                None                                     None


       For independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2002:


                             Name of Owners and                                                    Percent of
                          Relationships to Trustee                                   Value of        Class
   Name of Trustee                Trustee             Company     Title of Class    Securities
 Robert E. Connor               None.

 John J. Dalessandro II         None.

 Hans W. Kertess                None.



       As of June 5, 2003, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

       As of June 5, 2003, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date.

                                                               Percentage of the Fund's
                                          Number of Common     outstanding shares as of
Shareholder                                    Shares                June 5, 2003
-----------                                    ------                ------------
A.G. Edwards & Sons                             6,580,831              5.88%
#2 North Jefferson
St. Louis, MO 63166

Citigroup Global Markets Inc.                  22,260,047             19.87%
3333 West 34/th/ Street, 4/th/ Floor
New York, NY 10001

First Clearing, LLC                             8,673,369              7.74%
10700 Wheat First Drive
Glen Allen, VA 23060

Merrill Lynch                                  26,595,821             23.74%
101 Hudson St.
Jersey City, NJ 07302

Prudential Securities Inc.                      8,089,745              7.22%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

UBS Painewebber Inc.                           13,551,974             12.10%
1000 Harbor Blvd.
Weekhawken, NJ 07087

Compensation


      Messrs. Connor and Dalessandro also serve as Trustees of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (together, the "Municipal Funds"), Nicholas-Applegate Convertible & Income Fund, PIMCO Corporate Opportunity Fund and PIMCO Corporate Income Fund, twelve closed-end funds for which the Manager serves as investment manager and PIMCO or Nicholas-Applegate Capital Management LLC, each an affiliate of the Manager, serves as portfolio manager. Mr. Kertess also serves as Trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II and PIMCO Corporate Income Fund. In addition to the Fund, the Municipal Funds, Nicholas-Applegate Convertible & Income Fund, PIMCO Corporate Opportunity Fund, and PIMCO Corporate Income Fund, Mr. Connor is a director or trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. As indicated above, certain of the officers and Trustees of the Fund are affiliated with the Manager and/or PIMCO.


       The Municipal Funds, Nicholas-Applegate Convertible & Income Fund, PIMCO Corporate Opportunity Fund, PIMCO Corporate Income Fund and the Fund (together, the "PIMCO Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives $24,000 for each joint meeting for the first four joint meetings in each year and $12,000 for each additional joint meeting in such year if the meetings are attended in person. Trustees receive $6,000 per joint meeting if the meetings are attended telephonically. Members of the Audit Oversight Committee will receive $500 per joint meeting of the PIMCO Closed-End Funds' Audit Oversight Committees if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees will also be reimbursed for meeting-related expenses.

       The PIMCO Closed-End Funds will allocate the Trustees' compensation and other costs of their joint meetings pro rata based on each PIMCO Closed-End Fund's net assets, including assets attributable to any Preferred Shares.

       It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending March 31, 2004. For the calendar year ended December 31, 2002, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex." Each officer and Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO serves without any compensation from the Fund.



                                                         Total Compensation
                          Estimated Compensation     from the Fund Complex Paid
                          from the Fund for the       to the Trustees for the
                            Fiscal Year Ending          Calendar Year Ending
    Name of Trustee          March 31, 2004*            December 31, 2002**
    ---------------          ---------------            -----------------
Robert E. Connor                 $17,500                     $ 87,170

John J. Dalessandro II           $17,500                     $ 76,400

Hans W. Kertess                  $17,500                     $ 60,000


----------

* Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the PIMCO Closed-End Funds.


** In addition to the PIMCO Closed-End Funds, during the year ended December 31, 2002, Mr. Connor served as a director or trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund.



       The Fund has no employees. Its officers are compensated by the Manager and/or PIMCO.

Codes of Ethics

       The Fund, the Manager and PIMCO have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Manager and PIMCO, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Manager or PIMCO, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager and PIMCO have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                    INVESTMENT MANAGER AND PORTFOLIO MANAGER

Investment Manager

       The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. The Manager, a Delaware limited liability company organized in 2000, is wholly-owned by PIMCO Advisors Retail Holdings LLC, a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM of America," formerly PIMCO Advisors L.P.). ADAM of America was organized as a limited partnership under Delaware law in 1987. ADAM of America's sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company, and Pacific Life Insurance Company ("Pacific Life"), a California stock life insurance company. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific

Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in ADAM of America. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc. ("Allianz of America"), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft ("Allianz AG"). Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of ADAM GmbH, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in ADAM of America. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG's address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life's address is 700 Newport Center Drive, Newport Beach, California 92660. ADAM of America's address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660.

       The general partner of ADAM of America has substantially delegated its management and control of ADAM of America to an Executive Committee. The Executive Committee of ADAM of America is comprised of William S. Thompson, Jr. and David C. Flattum.


       The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of March 31, 2003, the Manager had approximately $17.7 billion in assets under management. As of March 31, 2003, ADAM of America and its subsidiary partnerships had approximately $390 billion in assets under management.


       Allianz of America has entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in ADAM of America. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following May 5, 2000, to purchase at a formula-based price all ADAM of America's units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all of ADAM of America's units owned directly or indirectly by Pacific Life.

       As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG ("Munich Re") and HypoVereinsbank. Allianz AG in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais, Munich Re and HypoVereinsbank, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester Securities, Inc., may be considered to be affiliated persons of the Manager and PIMCO. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as "Affiliated Brokers.") Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund's ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

       The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Manager has retained PIMCO to serve as the Fund's portfolio manager.

       Under the terms of the Investment Management Agreement, subject to such policies as the Trustees may determine, the Manager, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objectives, policies and restrictions; provided that, so long as PIMCO serves as the portfolio manager for the Fund, the Manager's obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with PIMCO the investment policies of the Fund.

       Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager and PIMCO, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

       Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of 0.70% of the Fund's average daily net assets (including net assets attributable to Preferred Shares) for the services and facilities it provides. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

       Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation

Portfolio Manager

       PIMCO serves as portfolio manager for the Fund pursuant to a portfolio management agreement (the "Portfolio Management Agreement") between PIMCO and the Manager. Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, PIMCO's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

       Under the Portfolio Management Agreement, the Manager (and not the Fund) pays a portion of the fees it receives from the Fund to PIMCO in return for PIMCO's services, at the annual rate of 0.3575% of the Fund's average daily net assets (including assets attributable to any Preferred Shares that may be outstanding) for the period from the commencement of Fund operations through April 30, 2008 (i.e., roughly the first five years of Fund operations) (the "Initial Period") and at the rate of 0.50% of such average daily net assets thereafter while the Investment Management Agreement remains in effect (the "Remaining Period").

       Originally organized in 1971, reorganized as a Delaware general partnership in 1994 and reorganized as a Delaware limited liability company in 2000, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The membership interests of PIMCO as of December 1, 2002, were held 91% by ADAM of America and 9% by the managing directors of PIMCO. As of March 31, 2003, PIMCO had approximately $323 billion in assets under management. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

Certain Terms of the Investment Management and Portfolio Management Agreements

       The Investment Management Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or PIMCO). The Investment Management Agreement and Portfolio Management Agreement will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, PIMCO or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days' notice by the Manager to the Fund or by the Fund to the Manager. The Portfolio Management Agreement may be terminated on not less than 60 days' notice by the Manager to PIMCO or by PIMCO to the Manager, or by the Fund at any time by notice to the Manager and PIMCO.

       The Investment Management Agreement and the Portfolio Management Agreement each provide that the Manager or PIMCO, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Basis for Approval of the Investment Management and Portfolio Management Agreements

       In determining to approve the Investment Management Agreement and the Portfolio Management Agreement, the Trustees met with the relevant investment advisory personnel from the Manager and PIMCO and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. See "Management of the Fund" in the Prospectus and this Statement of Additional Information. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager and PIMCO were appropriate to fulfill effectively the duties of the Manager and PIMCO on behalf of the Fund under the applicable agreement. The Trustees also considered the business reputation of the Manager and PIMCO, their financial resources and professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

       The Trustees received information concerning the investment philosophy and investment process to be applied by PIMCO in managing the Fund. In this connection, the Trustees considered PIMCO's in-house research capabilities as well as other resources available to PIMCO's personnel, including research services available to PIMCO as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that PIMCO's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

       The Trustees considered the scope of the services provided by the Manager and PIMCO to the Fund under the Investment Management Agreement and Portfolio Management Agreement, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the Manager's and PIMCO's standard of care was comparable to that found in most investment company advisory agreements. See "--Certain Terms of the Investment Management and Portfolio Management Agreements" above. The Trustees concluded that the scope of the Manager's and PIMCO's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objectives, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

       The Trustees considered the quality of the services to be provided by the Manager and PIMCO to the Fund. The Trustees also evaluated the procedures of the Manager and PIMCO designed to fulfill the their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see "Management of the Fund--Code of Ethics" above), the procedures by which PIMCO allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of PIMCO in these matters. The Trustees also received information concerning standards of the Manager and

PIMCO with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

     In approving the agreements, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisers of similar bond funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Fund, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds.

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

     Investment decisions for the Fund and for the other investment advisory clients of the Manager and PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Manager and PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or PIMCO, as applicable. The Manager or PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which the Manager or PIMCO believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Subject to the supervision of the Manager, PIMCO places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     Subject to the supervision of the Manager, PIMCO places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best price and execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund's portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fee paid by the Manager to PIMCO is reduced because PIMCO and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, the Manager and/or PIMCO, subject to certain restrictions discussed above under "Investment Manager and Portfolio Manager--Investment Manager."

     References to PIMCO in this section would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund's portfolio investments.

                                  DISTRIBUTIONS

     See "Description of Preferred Shares--Dividends" and "Description of Capital Structure" in the prospectus for information relating to distributions to Fund shareholders.

     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, among Common Shares, the Series M Preferred Shares, the Series T Preferred Shares, the Series W Preferred Shares, the Series TH Preferred Shares and the Series F Preferred Shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized.

     While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."


     The Board of Trustees has declared a dividend of $0.121875 per Common Share payable on July 1, 2003.


                              DESCRIPTION OF SHARES

Common Shares

     The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares currently outstanding have been issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares currently outstanding have been fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust--Shareholder Liability" below, are non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "--

Preferred Shares" below. See "Description of Preferred
Shares--Dividends--Restrictions on Dividends and Other Payments" and "Description of Capital Structure" in the prospectus.

     The Common Shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in below investment-grade debt obligations have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors realize gains or losses upon the sale of Common Shares does not depend upon the Fund's net asset value but depends entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open End Fund."

Preferred Shares

     See "Description of Preferred Shares" and "Description of Capital Structure" in the Prospectus.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

     As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

     Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

     Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

     In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

     In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

     As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

     A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

     The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

     Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

     The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust--Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

     If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under "Risks--Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

     Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

     (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

     (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

     (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).


     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals, and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.


     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and any net tax-exempt interest, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Fund Distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided these same holding period and other requirements are met by the shareholder. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

     Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. It is not expected that any significant percentage of the Fund's distributions will so qualify.

     The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares, Series M Preferred Shares, Series T Preferred Shares, Series W Preferred Shares, Series TH Preferred Shares and Series F Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for (a) treatment as qualified dividend income and (b) the dividends received deduction, if any, will similarly be allocated between and among any such classes.

     Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of any outstanding preferred shares of beneficial interest of the Fund (including the Preferred Shares), and only thereafter to distributions made to Common Shareholders. As a result, the holders of any outstanding preferred shares of beneficial interest of the Fund (including the Preferred Shares) will receive a disproportionate share of the distributions treated as dividends, and the Common Shareholders will receive a disproportionate share of the distributions treated as a return of capital.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).

     Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common

Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

     Discount Obligations and Payment-in-Kind Securities. Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     Higher-Risk Securities. The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

     Options, Futures, Forward Contracts and Swap Agreements. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

     Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

     Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     Non-U.S. Shareholders. Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a person who is not a U.S. person within the meaning of the Code (or a "foreign person"), are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

     If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

     A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.


     Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is

28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.


     Recent Tax Shelter Reporting Regulations. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.




     General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.


     For the period from April 30, 2003 (the commencement of the Fund's operations) through June 11, 2003, the Fund's net increase in net assets resulting from investment operations was $51,992,137.



            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSMENT AGENT

     State Street Bank and Trust Co., 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

     PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.


     Deutsche Bank Trust Company Americas, 60 Wall St, 27/th/ Floor, New York, New York, 10005, serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.


                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

                                     COUNSEL


     Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.


                             REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including any amendments thereto (a "Registration Statement"), relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                              FINANCIAL STATEMENTS


     The Statement of Net Assets of the Fund dated as of April 15, 2003, including the Notes thereto, and the report of PricewaterhouseCoopers LLP thereon dated April 16, 2003, as included in the Fund's Statement of Additional Information dated April 24, 2003 relating to the Common Shares, is hereby incorporated by reference into this Statement of Additional Information, which means that such Statement of Net Assets and the Notes thereto are considered to be a part of this Statement of Additional Information. The Statement of Additional Information for the Common Shares was filed electronically with the SEC on April 28, 2003 (Accession No. 0000927016-03-002117).

                             PIMCO HIGH INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 1, 2003
                                   (unaudited)


--------------------------------------------------------------------------------


Assets:
Investments, at value (cost - $1,598,515,277) .................  $ 1,606,002,159
Interest receivable ...........................................       31,632,477
Interest receivable from swaps ................................            7,059
Prepaid expenses ..............................................           53,128
              Total Assets ....................................    1,637,694,823

Liabilities:
Due to custodian ..............................................        2,729,090
Payable for investments purchased .............................       16,424,708
Common stock offering costs payable ...........................        1,073,458
Investment management fee payable .............................          972,212
Payable for premiums received on swaps ........................          296,471
Accrued expenses ..............................................           34,437
              Total Liabilities ...............................       21,530,376

                      Net Assets ..............................  $ 1,616,164,447

Composition of Net Assets:
Par value ($0.00001 per share) ................................  $         1,120
Paid-in-capital in excess of par ..............................    1,602,923,883
Undistributed net investment income ...........................        6,598,921
Net realized loss on investments ..............................        7,486,882
Net unrealized appreciation of investments ....................        7,486,882
              Net assets ......................................  $ 1,616,164,447

Shares Outstanding ............................................      112,006,981
Net Asset Value Per Share .....................................  $         14.43


                 See accompanying notes to financial statements.

                             PIMCO HIGH INCOME FUND
                             STATEMENT OF OPERATIONS
               For the period April 30, 2003* through June 1, 2003
                                   (unaudited)

--------------------------------------------------------------------------------

Investment Income:

Interest .......................................................................   $     7,633,071

Expenses:

Investment management fees .....................................................           972,212
Custodian fees .................................................................            20,295
Organizational expenses ........................................................            15,000
Trustees' fees .................................................................             4,650
Audit and tax service fees .....................................................             4,650
Reports to shareholders ........................................................             4,950
New York Stock Exchange listing fees ...........................................             4,236
Legal fees .....................................................................             3,465
Transfer agent fees ............................................................             2,970
Miscellaneous ..................................................................             1,722
     Total expenses ............................................................         1,034,150

              Net investment income ............................................        6,598, 921

Realized and Unrealized Gain (Loss):

Net realized loss on investments ...............................................          (846,359)
Net unrealized appreciation of investments .....................................         7,486,882

     Net realized and unrealized gain on investments ...........................         6,640,523

Net increase in net assets resulting from investment operations ................   $    13,239,444

                       STATEMENT OF CHANGES IN NET ASSETS
               For the period April 30, 2003* through June 1, 2003
                                   (unaudited)

--------------------------------------------------------------------------------

Investment Operations:

Net investment income ..........................................................   $     6,598,921
Net realized loss in investments ...............................................          (846,359)
Net unrealized appreciation of investments .....................................         7,486,882
     Net increase in net assets resulting from investment operations ...........        13,239,444

Capital Share Transactions:

Net proceeds from the sale of common stock .....................................     1,604,400,000
Common stock offering expenses charged to paid-in-capital in excess of par .....        (1,575,000)
     Total capital share transactions ..........................................     1,602,825,000
     Total increase in net assets ..............................................     1,616,064,444

Net Assets:

Beginning of period ............................................................           100,003
End of period (including undistributed net investment income of $6,598,921) ....   $ 1,616,064,444

Shares Issued:

Issued .........................................................................       112,000,000

*Commencement of operations

                 See accompanying notes to financial statements


                             PIMCO HIGH INCOME FUND
                              FINANCIAL HIGHLIGHTS
                                   (unaudited)
        For a share of common stock outstanding for the period April 30, 2003* through June 1, 2003

Per Share Operating Performance
Net Asset Value, Beginning of Period .....................................................     $    14.33**
Income from Investment Operations:
    Net Investment Income ................................................................           0.06
    Net Realized and Unrealized Gain on Investments ......................................           0.06
        Net Increase in Net Assets from Investment Operations ............................           0.12
Common Stock Offering Expenses Charged to Paid-in-Capital in Excess of Par ...............          (0.02)
Net Asset Value, End of Period ...........................................................     $    14.43
Market Price, End of Period ..............................................................     $    15.01
Total Investment Return ..................................................................            0.1% (1)
Ratios/Supplemental Data:
    Net Assets, End of Period (in thousands) .............................................     $1,616,164
    Ratio of Expenses to Average Net Assets ..............................................           0.74% (2)
    Ratio of Net Investment Income to Average Net Assets .................................           4.75% (2)
    Portfolio Turnover ...................................................................              6%

------
*   Date of commencement of operations.
** Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
(1) Total Investment Return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Total Investment Return does not reflect brokerage commissions. Total Investment Return for a period less than one year is not annualized.
(2) Annualized.

                             PIMCO HIGH INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  June 1, 2003
                                   (unaudited)

1. Organization and Significant Accounting Policies

PIMCO High Income Fund (the "Fund") was organized as a Massachusetts business trust on February 18, 2003. Prior to commencing operations on April 30, 2003, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003 to Allianz Dresdner Asset Management of America, L.P. ("ADAM"). PIMCO Advisors Fund Management LLC (the "Investment Manager") serves as the Fund's investment manager and is an indirect wholly-owned subsidiary of ADAM which is an indirect, majority-owned subsidiary of Allianz AG, a publicly traded insurance and financial services company.

The Investment Manager agreed to reimburse the amount by which the aggregate of all the Fund's organizational expenses and offering costs (other than the sales load) exceeds $0.03 per share of the initial offering. There are an unlimited number of $0.00001 per share par value common stock authorized.

The Fund issued 105,000,000 common shares of beneficial interest in its initial public offering. An additional 7,000,000 shares were issued in connection with the underwriter's over-allotment option. These shares were all issued at $15.00 per share before an underwriting discount of $0.675 per share. Offering costs of $1,575,000 (representing $0.015 per share) were offset against the proceeds of the initial offering and have been charged to paid-in capital in excess of par.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

The following is a summary of significant accounting policies followed by the
Fund:

(a) Valuation of Investments

Portfolio securities and other assets for which market quotations are readily available are valued each day at market value. Market value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services approved by the Board of Trustees. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Board of

Trustees. The Fund invests substantially all of its assets in a diversified portfolio of corporate debt obligations of varying maturities and other corporate income-producing securities. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Market discount, if any, is accreted daily.

(c) Repurchase Agreements

The Fund may enter into transactions with its custodian bank or securities brokerage firms approved by the Board of Trustees whereby it purchases securities under agreements to resell at an agreed upon price and date ("repurchase agreements"). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(d) Swaps

The Fund may invest in interest rate and credit default swaps contracts ("swaps") for investment purposes, to manage its interest rates and credit risks and to add leverage to the Portfolio.

As a seller in the credit default swap contract, the Fund would be required to pay the par or other agreed-upon value of a referenced debt obligation to the counterparty in the event of default by a third party, such a as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as interest income.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the par or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and charged to interest income by the Fund.

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net payments of interest on interest rate swap agreements are recorded daily as part of interest income.

Swaps are marked to market daily by the Fund's Investment Manager based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations by the Fund. Payments received or made, if any, upon termination or maturity of the interest rate swaps, net of any basis in the interest rate swaps, is recorded as a realized gain or loss in the Statement of Operations by the Fund. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in the interest rates.

Credit default swap contracts outstanding at June 1, 2003 were as follows:

--------------------------------------------------------------------------------
                     Notional    Termination      Fixed          Unrealized
Swap Counterparty/    Amount       Date         Payments       Appreciation/
Referenced Debt      Payable                    received      (Depreciation)
Obligation          on Default                   by the
                     in (000)                     Fund

--------------------------------------------------------------------------------
J.P. Morgan Chase/    13,235       6/26/08        3.20%              $0
Hydromer, Inc.
3.15%, 11/15/07
--------------------------------------------------------------------------------

(e) Loan Participation

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations ("Selling Participant"), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interposed between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

2. Investment Manager and Sub-Adviser

The Fund has entered into an Investment Management Agreement (the "Agreement'), with the Investment Manager to serve as investment manager to the Fund. Pursuant to the Agreement, the Fund will pay the Investment Manager an annual management fee, payable monthly, at the annual rate of 0.70% of the Fund's average daily net assets (including assets attributable to any preferred shares that may be outstanding). The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC ("PIMCO"), to manage the Fund's investments. For its services, the Investment Manager (not the Fund) will pay a portion of the fees it receives as investment manager to PIMCO at the annual rate of 0.3575% of the Fund's average daily net assets (including assets attributable to any preferred shares that may be outstanding) for the period from April 30, 2003 (commencement of operations) through April 30, 2008 and at the annual rate of 0.50% of average daily net assets (including assets attributable to any preferred shares that may be outstanding) thereafter.

3. Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to
U. S. federal excise tax.

4. Investment in Securities

For the period April 30, 2003 through June 1, 2003, purchases and sales of investments, other than short-term securities, aggregated $1,630,149,603 and $94,306,896, respectively.

5. Subsequent Event

On June 6, 2003 the underwriters purchased at a price of $15.00 per common share, an additional 1,900,000 common shares of the Fund pursuant to the over-allotment option. On June 10, 2003, a dividend of $0.121875 per share was declared to common shareholders payable July 1, 2003 to shareholder of record on June 20, 2003.

                             PIMCO HIGH INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  June 1, 2003
                                   (unaudited)



-------------------------------------------------------------------------------------------------
Principal
 Amount
 (000)                                                                                 Value*
-------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS - 96.5%
                     CORPORATE BONDS & NOTES - 85.5%

                     Advertising Services - 0.4%
                     RH Donnelley Finance Corp.,
$    2,500           8.875%, 12/15/10 ..........................................    $   2,737,500
                                                                                    -------------
     3,000           10.875%, 12/15/12 .........................................        3,412,500
                                                                                    -------------
                                                                                        6,150,000
                                                                                    -------------

                     Airlines - 0.6%
                     Continental Airlines, Inc., pass thru certificates,
       5,462         7.056%, 9/15/09, Ser. 99-2 ................................        5,133,197
                                                                                    -------------
       6,500         7.373%, 12/15/15, Ser. 01-1 ...............................        4,589,884
                                                                                    -------------
                                                                                        9,723,081
                                                                                    -------------

                     Automotive - 1.2%
      10,051         Dura Operating Corp., 8.625%, 4/15/12, Ser. B .............       10,101,255
                                                                                    -------------
       9,100         TRW Automotive, Inc., 9.375%, 2/15/13 .....................        9,532,250
                                                                                    -------------
                                                                                       19,633,505
                                                                                    -------------

                     Building/Construction - 1.4%
                     Building Materials Corp., 7.75%-8.625%, 7/15/05-12/15/06
      23,000         Ser. B ....................................................       21,905,000
                                                                                    -------------

                     Chemicals - 3.1%
       3,450         Arco Chemical Co., 9.375%, 12/15/05 .......................        3,467,250
       6,000         Avecia Group plc, 11.00%, 7/1/09 ..........................        5,310,000
       5,000         Compass Minerals Group, Inc., 10.00%,8/15/11 ..............        5,550,000
       5,000         Equistar Chemical L.P., 10.125%, 9/1/08 ...................        5,100,000
      29,500         Lyondell Chemical Co., 9.50%-9.875%,5/1/07-12/15/08 .......       28,818,750
                                                                                    -------------
       1,000         Millennium America Inc., 9.25%, 6/15/08 ...................        1,085,000
                                                                                    -------------
                                                                                       49,331,000
                                                                                    -------------

                     Containers & Packing - 3.9%
      20,000         Crown Euro Holdings SA, 9.50%, 3/1/11 .....................       20,950,000
      10,000         Jefferson Smurfit Corp., 7.50%, 6/1/13 ....................       10,075,000
                     Owens-Brockway Glass Containers
      19,650         7.75%-8.75%, 5/15/11-11/15/12 .............................       20,845,938
                                                                                    -------------
      10,000         8.25%, 5/15/13 ............................................       10,100,000
                                                                                    -------------
                                                                                       61,970,938

---------------------------------------------------------------------------------------------
Principal
 Amount
 (000)                                                                                Value*
---------------------------------------------------------------------------------------------
                 Diversified Manufacturing - 2.1%
      34,710     Tyco International Group SA,  6.75%-6.875%, 2/15/11-1/15/29 ..    33,590,257
                                                                                -------------
                 Financing - 16.2%
      33,107     AES Ironwood LLC, 8.857%, 11/30/25 ...........................    33,479,387
       8,884     AES Red Oak LLC, 8.54%, 11/30/19, Ser. A .....................     8,961,780
       7,000     Bluewater Finance Ltd., 10.25%, 2/15/12 ......................     7,105,000
       2,350     Fuji JGB Investment LLC, 9.87%, 6/30/08 ......................     2,512,733
                 J.P. Morgan
      35,000     8.00%, 6/20/08 ...............................................    35,306,250
      89,000     9.00%, 6/20/08 ...............................................    91,225,000
      73,000     Targeted Return Index Securities, 8.664%, 5/15/13 ............    76,895,353
                                                                                -------------
       4,000     Tokai Pfd Capital Co., LLC, 9.98%, 6/30/08, VRN ..............     4,282,708
                                                                                -------------
                                                                                  259,768,211
                                                                                -------------

                 Financial Services - 1.8%
      68,780     Finova Group, Inc., 7.50%, 11/15/09 ..........................    28,371,750
                                                                                -------------

                 Food & Beverage - 0.5%
       8,600     Ingles Markets, Inc., 8.875%, 12/1/11 ........................     8,729,000
                                                                                -------------

                 Healthcare & Hospitals - 1.2%
       7,000     Beverly Enterprises, Inc., 9.625%, 4/15/09 ...................     6,265,000
                                                                                -------------
      12,840     Rotech Healthcare, Inc., 9.50%, 4/1/12 .......................    12,775,800
                                                                                -------------
                                                                                   19,040,800
                                                                                -------------
                 Hotels/Gaming - 5.4%
                 Host Marriott Hotels LP, REIT,
       6,249     9.25%, 10/1/07, Ser. G .......................................     6,608,318
      16,000     9.50%, 1/15/07, Ser. I .......................................    17,040,000
                 Host Marriott Hotels Properties, Inc
       1,185     7.875%, 8/1/05 ...............................................     1,214,625
       7,000     8.45%, 12/1/08, Ser. C .......................................     7,210,000
      23,446     ITT Corp., 7.375%-7.75%, 11/15/15-11/15/25 ...................    23,055,600
                 Mandalay Resort Group,
      11,500     9.375%, 2/15/10 ..............................................    12,707,500
       2,000     9.50%, 8/1/08 ................................................     2,250,000
       1,000     MGM Mirage, Inc., 8.375%, 2/1/11 .............................     1,107,500
                 Park Place Entertainment Corp.
       4,400     8.875%, 9/15/08 ..............................................     4,785,000
                                                                                -------------
       9,753     9.375%, 2/15/07 ..............................................    10,630,770
                                                                                -------------
                                                                                   86,609,313
                                                                                -------------

-----------------------------------------------------------------------------------------------
Principal
 Amount
 (000)                                                                                 Value*
                 Leisure - 1.9%
      15,800     Royal Caribbean Cruises, Ltd., 8.00%, 5/15/10 ...............       15,879,000
                                                                                ---------------
      15,000     Six Flags, Inc., 9.50%, 2/1/09 ..............................       15,037,500
                                                                                ---------------
                                                                                     30,916,500
                                                                                ---------------

                 Multimedia - 5.1%
       7,000     Albritton Communications Co., 7.75%, 12/15/12 ...............        7,227,500
      10,349     CF Cable TV, Inc., 9.125%, 7/15/07 ..........................       10,866,450
      10,000     CSC Holdings Inc., 7.625%-8.125%, 7/15/09-4/1/11 ............       10,305,000
      28,085     EchoStar DBS Corp., 9.375%, 2/1/09 ..........................       30,226,481
       7,000     Gray Television, Inc., 9.25%, 12/15/11 ......................        7,682,500
                 Young Broadcasting, Inc
       7,713     8.75%-9.00%, 1/15/06-6/15/07, Ser. B ........................        7,778,725
                                                                                ---------------
       7,314     10.00%, 3/1/11 ..............................................        7,679,700
                                                                                ---------------
                                                                                     81,766,356
                                                                                ---------------

                 Oil & Gas - 10.1%
      22,000     Chesapeake Energy Corp., 9.00%, 8/15/12 .....................       24,200,000
       1,685     Clark Refining & Marketing, Inc., 8.625%, 8/15/08 ...........        1,727,125
      25,000     Dynegy-Roseton Danskammer, 7.67%, 11/8/16, Ser. B ...........       20,265,625
      16,000     El Paso Corp., 7.75%, 1/15/32 ...............................       12,520,000
                 El Paso Energy Corp.,
      20,100     7.80%, 8/1/31 ...............................................       15,728,250
       8,500     8.05%, 10/15/30 .............................................        6,853,125
         800     El Paso Partners Corp., 8.50%, 6/1/11, Ser. B ...............          856,000
      15,000     El Paso Production Holding Co., 7.75%, 6/1/13 ...............       14,962,500
       5,000     Leviathan Gas Pipeline Corp., 10.375%, 6/1/09, Ser. B .......        5,475,000
       1,700     Newpark Resources, Inc., 8.625%, 12/15/07, Ser. B ...........        1,717,000
       5,000     Pemex Project Funding Master Trust, 8.625%, 2/1/22 ..........        5,825,000
                 Petro Mexicanos
       7,500     8.625%-9.25%, 3/30/18-12/1/23 ...............................        8,968,750
       2,000     Vintage Petroleum, Inc., 7.875%, 5/15/11 ....................        2,080,000
      45,500     Williams Cos., Inc., 7.875%, 9/1/21 .........................       40,722,500
                                                                                ---------------
                                                                                    161,900,875
                                                                                ---------------

                 Paper & Paper Products - 1.4%
                 Georgia-Pacific Corp
      24,500     8.875%-9.875%, 11/1/21-5/15/31 ..............................       23,316,500
                                                                                ---------------

                 Publishing - 3.7%
       9,036     American Media Operations, Inc., 10.25%, 5/1/09, Ser. B .....        9,826,650
       8,000     Canwest Media, Inc., 10.625%, 5/15/11 .......................        9,080,000

-------------------------------------------------------------------------------------------------
 Principal
  Amount
   (000)                                                                               Value*
-------------------------------------------------------------------------------------------------
                   Dex Media East LLC
    11,000         9.875%, 11/15/09 ............................................       12,485,000
     7,000         12.125%, 11/15/12 ...........................................        8,225,000
                                                                                    -------------
    19,000         Primedia, Inc., 8.00%, 5/15/13 ..............................       19,190,000
                                                                                    -------------
                                                                                       58,806,650
                                                                                    -------------

                   Retail - 0.8%

     5,000         Amerigas Partners LP, 10.00%, 4/15/06, Ser. D ...............        5,437,500
                                                                                    -------------
     8,315         JC Penney Co., Inc., 7.125%, 11/15/23 .......................        7,525,075
                                                                                    -------------
                                                                                       12,962,575
                                                                                    -------------

                   Telecommunications - 14.2%

    20,000         AT&T Corp., 8.00%, 11/15/31 .................................       23,450,100
                   Crown Castle International Corp.,
    19,500         9.375%-9.50%, 8/1/11 ........................................       19,587,500
    22,000         Insight Midwest LP, 10.50%, 11/1/10 .........................       23,870,000
     7,000         Panamsat Corp., 8.50%, 2/1/12 ...............................        7,525,000
                   Quest Capital Funding,
    43,000         7.25%-7.90%, 8/15/10-2/15/31 ................................       36,032,750
     9,050         Qwest Services Corp.,  13.00%, 12/15/07 .....................       10,045,500
     8,000         SpectraSite, Inc., 8.25%, 5/15/10 ...........................        8,100,000
    40,000         Sprint Capital Corp. (FON Group), 8.75%, 3/15/32 ............       47,301,720
                   Time Warner Telecom,  LLC
    14,700         9.75%-10.125%, 7/15/08-2/1/11 ...............................       13,009,500
     7,500         Triton PCS, Inc., 8.50%, 6/01/13 ............................        7,500,000
   105,841         WorldCom, Inc., 7.375%-8.25%, 5/15/06-1/15/49*** ............       31,487,697
                                                                                    -------------
                                                                                      227,909,767
                                                                                    -------------

                   Tobacco - 1.1%

    10,000         Commonwealth Brands, Inc., 9.75%, 4/15/08 ...................       10,350,000
                                                                                    -------------
     8,500         Dimon, Inc., 6.25%, 3/31/07 .................................        7,921,575
                                                                                    -------------
                                                                                       18,271,575
                                                                                    -------------

                   Utilities - 7.8%
    25,000         AES Corp., 8.75%, 5/15/13 ...................................       25,500,000
    15,000         CMS Energy Corp., 8.375%, 7/1/13 VRN. .......................       15,075,000
    19,000         Legrand S.A., 8.50%, 2/15/25 ................................       18,905,000
                   Midwest Generation LLC.,  pass thru certificates,
    12,600         8.30%, 7/2/09 Ser. A ........................................       12,348,000
    17,250         8.56%, 1/2/16 Ser. B ........................................       17,077,500
    12,000         Pinnacle Partners LP, 8.83%, 8/15/04 ........................       12,480,000
                                                                                    -------------
    25,628         South Point Energy Center, 8.40%, 5/30/12 ...................       24,106,387
                                                                                    -------------
                                                                                      125,491,887
                                                                                    -------------

------------------------------------------------------------------------------------------------
Principal
 Amount
 (000)                                                                                 Value*
                 Waste Management - 1.6%
                 Allied Waste North America, Ser. B
      19,450     9.25%, 1/2/12, 144a ........................................         20,957,375
       5,000     10.00%, 8/1/09, Ser. B .....................................          5,281,250
                                                                                ----------------
                                                                                      26,238,625
                                                                                ----------------

                 Total Corporate Bonds & Notes (cost-$1,336,139,885) ........      1,372,404,165
                                                                                ----------------

                 SOVEREIGN DEBT OBLIGATIONS- 9.0%
                 Brazil - 2.2%
                 Federal Republic of Brazil,
      14,400     2.125%, 10/15/03, Ser. EI-L, FRN ...........................         13,428,000
      25,411     8.00%-11.00%, 1/11/12-8/17/40 ..............................         22,835,141
                                                                                ----------------
                                                                                      36,263,141
                                                                                ----------------

                 Colombia - 1.4%
                 Republic of Colombia,
      20,000     10.375%-10.75%, 1/15/13-1/28/22 ............................         23,206,250
                                                                                ----------------

                 Mexico - 2.4%
                 United Mexican States,
      34,500     7.50%-8.30%, 8/15/31-4/8/33 ................................         38,626,250
                                                                                ----------------

                 Panama - 1.4%
                 Republic of Panama,
      17,889     5.00%, 7/17/14, VRN ........................................         16,010,333
       5,000     10.75%, 5/15/20 ............................................          6,225,000
                                                                                ----------------
                                                                                      22,235,333
                                                                                ----------------

                 Peru - 1.6%
                 Republic of Peru,
       4,800     5.00%, 3/7/17, VRN .........................................          4,146,240
       5,000     9.125%, 1/15/08 ............................................          5,512,500
      14,000     9.125%, 2/21/12 ............................................         15,435,000
                                                                                ----------------
                                                                                      25,093,740
                                                                                ----------------

                 Total Sovereign Debt Obligations (cost-$144,088,332) .......        145,424,714
                                                                                ----------------

                 LONG-TERM INVESTMENTS (concluded)
                 PREFERRED STOCK - 1.6%

      Shares     Medical Products - 1.6%
---------------

                 Fresenius Care Capital Trust II, 7.875%, 2/1/08
      25,000     (cost-$26,327,063)                                                   26,187,500
 ............................................................................   ----------------

-------------------------------------------------------------------------------------------------------------
 Principal
  Amount
   (000)                                                                                       Value*
-------------------------------------------------------------------------------------------------------------
               LOAN PARTICIPATIONS** - 0.4%
               Multimedia - 0.1%
$     992      Charter Communications Holdings, LLC (Bank of America, N.A.) .........             915,564
                                                                                        ------------------
               Oil & Gas - 0.3%
    5,001      Aquila, Inc. (Credit Suisse First Boston) ............................           5,031,250
                                                                                        ------------------

               Total Loan Participations (cost-$5,921,031) ..........................           5,946,814
                                                                                        ------------------

               Total Long-Term Investments (cost-$1,542,476,311) ....................       1,549,963,193
                                                                                        ------------------

               SHORT-TERM INVESTMENTS - 3.5%
               Certificates of Deposit - 1.9%
               Banks -1.9%
   15,100      Bank of America N.A., 1.25%, 6/11/03 .................................          15,100,000
                                                                                        ------------------
   15,100      Wells Fargo Bank N.A., 1.24%, 6/10/03 ................................          15,099,966
                                                                                        ------------------
               Total Commercial Paper (cost-$30,199,966) ............................          30,199,966
                                                                                        ------------------

               Repurchase Agreements - 1.6%
   24,000      Citigroup Global Markets, Inc., dated 5/30/03, 1.18%, due 6/2/03 proceeds:$24,002,360; collateralized by U.S. Treasury Notes, 2/15/12
               valued at $24,432,290 ................................................          24,000,000
                                                                                        ------------------
    1,839      State Street Bank & Trust Co., dated 5/30/03, 1.05%, due 6/2/03 proceeds:$1,839,161; collateralized by Fannie Mae, 5/14/04, valued
               at $1,876,643 ........................................................           1,839.000
                                                                                        ------------------
               Total Repurchase Agreements (cost-$25,839,000) .......................          25,839,000
                                                                                        ------------------

                Total Short-Term Investments (cost-$56,038,966) .....................          56,038,966
                                                                                        ------------------

                Total Investments (cost-$1,598,515,277) - 100.0% ....................      $1,606,002,159
                                                                                           --------------
----------------------------------------------------------------------------------------------------------

  * Long-term debt securities are valued by an independent pricing service authorized by the Board of Trustees.
 ** Participation interests were acquired through the financial institution indicated parenthetically.
*** Security in default.
Glossary:
FRN-Floating Rate Notes, maturity date shown is date of next rate change and the interest rate disclosed reflects the rate in effect on June 1,2003.
FRN-Floating Rate Notes, maturity date shown is date of next rate change and the interest rate disclosed reflects the rate in effect on June 1,2003.
VRN-Variable Rate Notes are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

See accompanying notes to financial statements.

                                   APPENDIX A

                               AUCTION PROCEDURES

     The following procedures will be set forth in provisions of the Bylaws relating to the Preferred Shares, and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the Prospectus, except that the term "Trust" means the Fund. Nothing contained in this Appendix A constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

                                   ARTICLE 11

                                      * * *


     11.10 Auction Procedures. (a) Certain Definitions. As used in this Section 11.10, the following terms shall have the following meanings, unless the context otherwise requires:


          (i) "Auction Date" means the first Business Day preceding the first day of a Dividend Period.


          (ii)  "Available Preferred Shares" has the meaning specified in
     Section 11.10(d)(i)(A) below.


          (iii) "Bid" has the meaning specified in Section 11.10(b)(i)(B) below.

          (iv) "Bidder" has the meaning specified in Section 11.10(b)(i)(B) below.

          (v) "Hold Order" has the meaning specified in Section 11.10(b)(i)(B) below.


          (vi) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate. The "Applicable Percentage" shall be the percentage determined based on the lower of the credit ratings assigned on such date by Moody's and Fitch Ratings as follows:

                     Moody's        Fitch Applicable
                  Credit Rating      Credit Rating      Percentage
                                     -------------      ----------
                  Aa3 or above       AA- or above          150%
                    A3 to A1           A- to A+            160%
                  Baa3 to Baa1       BBB- to BBB+          250%
                   Below Baa3         Below BBB-           275%

          The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that the Board of Trustees has received assurance from Moody's and Fitch Ratings and from any other Rating Agency then rating the Preferred Shares that such increase will not impair such Rating Agency's rating thereof, and further provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's and Fitch Ratings to provide a rating for each series of Preferred Shares. If Moody's or Fitch Ratings shall not make such a rating available, Citigroup Global Markets Inc. or its affiliates and successors, after consultation with the Trust, shall select another Rating Agency to act as a Substitute Rating Agency.


          (vii) "Order" has the meaning specified in Section 11.10(b)(i)(B) below.


          (viii) "Preferred Shares" means the Preferred Shares being auctioned pursuant to this Section 11.10.


          (ix) "Sell Order" has the meaning specified in Section 11.10(b)(i)(B) below.

          (x) "Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

          (xi) "Submitted Bid" has the meaning specified in Section 11.10(d)(i) below.

          (xii) "Submitted Hold Order" has the meaning specified in Section 11.10(d)(i) below.

          (xiii) "Submitted Order" has the meaning specified in Section 11.10(d)(i) below.

          (xiv) "Submitted Sell Order" has the meaning specified in Section 11.10(d)(i) below.

          (xv) "Sufficient Clearing Bids" has the meaning specified in Section 11.10(d)(i) below.

          (xvi) "Winning Bid Rate" has the meaning specified in Section 11.10(d)(i)(c) below.

     (b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

          (i) Unless otherwise permitted by the Trust, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial

     Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold Preferred Shares in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:


               (A)  each Beneficial Owner may submit to its
          Broker-Dealer information as to:


                    (1) the number of Outstanding Preferred Shares, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period for such shares;

                    (2) the number of Outstanding Preferred Shares, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period for such shares shall not be less than the rate per annum specified by such Beneficial Owner; and/or

                    (3) the number of Outstanding Preferred Shares, if any, held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

               (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding Preferred Shares, if any, which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.


                    For the purposes hereof, the communication by a Beneficial
               Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or
               (B) of this Section 11.10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Section 11.10(b)(i) is hereinafter referred to as a "Hold Order"; an

               Order containing the information referred to in clause (A)(2) or
               (B) of this Section 11.10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Section 11.10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

          (ii) (A) A Bid by a Beneficial Owner or an Existing Holder shall constitute an irrevocable offer to sell:


                    (1) the number of Outstanding Preferred Shares specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

                    (2) such number or a lesser number of Outstanding Preferred
               Shares to be determined as set forth in Section 11.10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

                    (3) a lesser number of Outstanding Preferred Shares to be
               determined as set forth in Section 11.10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.


               (B) A Sell Order by a Beneficial Owner or an Existing Holder shall constitute an irrevocable offer to sell:


                    (1) the number of Outstanding Preferred Shares specified in such Sell Order; or

                    (2) such number or a lesser number of Outstanding Preferred
               Shares to be determined as set forth in Section 11.10(e)(ii)(C) if Sufficient Clearing Bids do not exist.


               (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:


                    (1) the number of Outstanding Preferred Shares specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

                    (2) such number or a lesser number of Outstanding Preferred
               Shares to be determined as set forth in Section 11.10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

     (c)  Submission of Orders by Broker-Dealers to Auction Agent.

          (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's auction processing system to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

                (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);


                (B) the aggregate number of Outstanding Preferred Shares that are the subject of such Order;


                (C) to the extent that such Bidder is a Beneficial Owner or an Existing Holder:


                  (1) the number of Outstanding Preferred Shares, if any,
                subject to any Hold Order placed by such Beneficial Owner or Existing Holder;

                  (2) the number of Outstanding Preferred Shares, if any,
                subject to any Bid placed by such Beneficial Owner or Existing Holder and the rate per annum specified in such Bid; and

                  (3) the number of Outstanding Preferred Shares, if any,
                subject to any Sell Order placed by such Beneficial Owner or Existing Holder; and


                (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

          (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.


          (iii) If an Order or Orders covering all of the Outstanding Preferred Shares held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Special Dividend Period of 28 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 28 days) to have been submitted on behalf of such Existing Holder covering the number of Outstanding Preferred Shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

          (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding Preferred Shares held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:

               (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding Preferred Shares held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of Preferred Shares subject to such Hold Orders exceeds the number of Outstanding Preferred Shares held by such Existing Holder, the number of Preferred Shares subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding Preferred Shares held by such Existing Holder;

               (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding Preferred Shares held by such Existing Holder over the number of Preferred Shares subject to any Hold Order referred to in Section 11.10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Section 11.10(c)(iv)(A) above and of the foregoing portion of this Section 11.10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Section 11.10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

               (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding Preferred Shares held by such Existing Holder over the number of Preferred Shares subject to Hold Orders referred to in Section 11.10(c)(iv)(A) and Bids referred to in
          Section 11.10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of Preferred Shares subject to such Sell Orders is greater than such excess, the number of Preferred Shares subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of Preferred Shares equal to such excess.

          (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of Preferred Shares therein specified.


          (vi) Any Order submitted by a Beneficial Owner as a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.


          (vii) The Trust shall not be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the provisions of this Section 11.10.


     (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

          (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or, more generally, as a "Submitted Order") and shall determine:


                (A) the excess of the total number of Outstanding Preferred Shares over the number of Outstanding Preferred Shares that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares");

                (B) from the Submitted Orders whether the number of Outstanding Preferred Shares that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

                  (1) the number of Outstanding Preferred Shares that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

                  (2) the number of Outstanding Preferred Shares that are
                subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding Preferred Shares in clause (1) above and this clause (2) are each zero because all of the Outstanding Preferred Shares are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and


                (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

                    (1) each Submitted Bid from Existing Holders specifying the
               Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares that are the subject of such Submitted Bids, and

                    (2) each Submitted Bid from Potential Holders specifying the
               Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the Preferred Shares that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available Preferred Shares.


          (ii) Promptly after the Auction Agent has made the determinations pursuant to Section 11.10(d)(i), the Auction Agent shall advise the Trust of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

               (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;


               (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding Preferred Shares are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

               (C) if all of the Outstanding Preferred Shares are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 80% of the Reference Rate on the date of the Auction.

     (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to Section 11.10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:


          (i) If Sufficient Clearing Bids have been made, subject to the provisions of Section 11.10(e)(iii) and Section 11.10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

                    (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding Preferred Shares that are the subject of such Submitted Sell Order or Submitted Bid;

                    (B) the Submitted Bid of each of the Existing Holders
               specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding Preferred Shares that are the subject of such Submitted Bid;


                    (C) the Submitted Bid of each of the Potential Holders
               specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;


                    (D) the Submitted Bid of each of the Existing Holders
               specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding Preferred Shares that are the subject of such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Outstanding Preferred Shares ("Remaining Shares") equal to the excess of the Available Preferred Shares over the number of Outstanding Preferred Shares subject to Submitted Bids described in Section 11.10(e)(i)(B) and
               Section 11.10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding Preferred Shares, but only in an amount equal to the difference between (1) the number of Outstanding Preferred Shares then held by such Existing Holder subject to such Submitted Bid and (2) the number of Preferred Shares obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

                    (E) the Submitted Bid of each of the Potential Holders
               specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding Preferred Shares obtained by multiplying (x) the difference between the Available Preferred Shares and the number of Outstanding Preferred Shares subject to Submitted Bids described in Section 11.10(e)(i)(B), Section 11.10(e)(i)(C) and
          Section 11.10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

          (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Preferred Shares are subject to Submitted Hold Orders), subject to the provisions of Section 11.10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding Preferred Shares that are the subject of such Submitted Bid;

                (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding Preferred Shares that are the subject of such Submitted Bid; and

                (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding Preferred Shares then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of Preferred Shares obtained by multiplying (x) the difference between the Available Preferred Shares and the aggregate number of Outstanding Preferred Shares subject to Submitted Bids described in Section 11.10(e)(ii)(A) and
          Section 11.10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding Preferred Shares subject to all such Submitted Bids and Submitted Sell Orders.

If all of the Outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

               (iii) If, as a result of the procedures described in Section 11.10(e), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of Preferred Shares to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding Preferred Share purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole Preferred Share.

               (iv) If, as a result of the procedures described in Section 11.10(e), any Potential Holder would be entitled or required to purchase less than a whole Preferred Share on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Preferred Shares for purchase among Potential Holders so that only whole Preferred Shares are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any Preferred Shares on such Auction Date.

               (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding Preferred Shares to be purchased and the aggregate number of the Outstanding Preferred Shares to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding Preferred Shares.


         (f)   Miscellaneous.


               (i) To the extent permitted by applicable law, the Trust may in its sole discretion interpret the provisions of this Section 11.10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of Preferred Shares.

               (ii) Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of Preferred Shares only pursuant to a Bid or Sell Order in accordance with the procedures described in this Section 11.10 or to or through a Broker-Dealer or to such other persons as may be permitted by the Trust, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the Preferred Shares held by it maintained in book entry form by the Securities Depository in the account of its Agent

          Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. The Trust may not submit an Order in any Auction.


               (iii) All of the Outstanding Preferred Shares of a series shall be registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Trust's option and upon its receipt of such documents as it deems appropriate, any Preferred Shares may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

                                   APPENDIX B

                              SETTLEMENT PROCEDURES

     The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix B constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of the Prospectus or Appendix A hereto, as the case may be.

     (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's auction processing system the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

          (i)   the Applicable Rate fixed for the next succeeding Dividend
     Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

          (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of Preferred Shares, if any, to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of Preferred Shares, if any, to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of Preferred Shares and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of Preferred Shares and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date of the next succeeding Auction with respect to the Preferred Shares.

     (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

          (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Preferred Shares to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

          (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of Preferred Shares to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold Preferred Shares of the Applicable Rate for the next succeeding Dividend Period;

          (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

     (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any Preferred Shares received by it pursuant to
(b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

     (d) On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

          (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

     (e) On the day after the Auction Date:

          (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in
     (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

     (f) If a Beneficial Owner selling Preferred Shares in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of Preferred Shares to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.